                       Prospectus dated January 7, 2002
   -----------------------------------------------------------------------
                    MEDALLION VARIABLE UNIVERSAL LIFE PLUS
   -----------------------------------------------------------------------

               a flexible premium variable life insurance policy
                                   issued by
             JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

     The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                             MANAGED BY
--------------------------                                             ----------
  Equity Index ..............................................          SSgA Funds Management, Inc.
  Growth & Income ...........................................          Independence Investment LLC and Putnam Investment
                                                                        Management, LLC
  Large Cap Value ...........................................          T. Rowe Price Associates, Inc.
  Large Cap Value CORE (SM)..................................          Goldman Sachs Asset Management
  Large Cap Growth ..........................................          Independence Investment LLC
  Large Cap Aggressive Growth................................          Alliance Capital Management L.P.
  Large/Mid Cap Value........................................          Wellington Management Company, LLP
  Fundamental Growth.........................................          Putnam Investment Management, LLC
  Mid Cap Growth ............................................          Janus Capital Corporation
  Small/Mid Cap CORE (SM) ...................................          Goldman Sachs Asset Management
  Small/Mid Cap Growth.......................................          Wellington Management Company, LLP
  Small Cap Equity ..........................................          Capital Guardian Trust Company
  Small Cap Value............................................          T. Rowe Price Associates, Inc.
  Small Cap Growth ..........................................          John Hancock Advisers, Inc.
  V.A. Relative Value........................................          John Hancock Advisers, Inc.
  AIM V.I. Value.............................................          A I M Advisors, Inc.
  AIM V.I. Growth............................................          A I M Advisors, Inc.
  Fidelity VIP Growth........................................          Fidelity Management and Research Company
  Fidelity VIP Contrafund(R).................................          Fidelity Management and Research Company
  MFS Investors Growth Stock ................................          MFS Investment Management(R)
  MFS Research...............................................          MFS Investment Management(R)
  MFS New Discovery..........................................          MFS Investment Management(R)
  International Equity Index ................................          Independence Investment LLC
  International Opportunities ...............................          T. Rowe Price International, Inc.
  International Equity.......................................          Goldman Sachs Asset Management
  Emerging Markets Equity ...................................          Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth...............................          Janus Capital Corporation
  Real Estate Equity ........................................          Independence Investment LLC and Morgan Stanley
                                                                        Investment Management Inc.
  Health Sciences............................................          Putnam Investment Management, LLC
  V.A. Financial Industries..................................          John Hancock Advisers, Inc.
  Janus Aspen Global Technology..............................          Janus Capital Corporation
  Managed....................................................          Independence Investment LLC and Capital Guardian Trust
                                                                        Company
  Global Balanced ...........................................          Capital Guardian Trust Company
  Short-Term Bond ...........................................          Independence Investment LLC
  Bond Index ................................................          Mellon Bond Associates, LLP
  Active Bond ...............................................          John Hancock Advisers, Inc.
  V.A. Strategic Income......................................          John Hancock Advisers, Inc.
  High Yield Bond ...........................................          Wellington Management Company, LLP
  Global Bond ...............................................          Capital Guardian Trust Company
  Money Market ..............................................          Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                      John Hancock Life Servicing Office
                      ----------------------------------

              Express Delivery                        U.S. Mail
              ----------------                        ---------
           529 Main Street (X-4)                     P.O. Box 111
           Charlestown, MA 02129                  Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 187.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                               BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                 Beginning on page
--------                                                                 -----------------
 .What is the policy?............................................                 5
 .Who owns the policy?...........................................                 5
 .How can you invest money in the policy?........................                 5
 .Is there a minimum amount you must invest?.....................                 6
 .How will the value of your investment in the policy
  change over time?.............................................                 8
 .What charges will we deduct from your investment in the
  policy?.......................................................                 9
 .What charges will the Series Fund deduct from your
  investment in the policy?.....................................                11
 .What other charges can we impose in the future?................                14
 .How can you change your policy's investment allocations?.......                14
 .How can you access your investment in the policy?..............                16
 .How much will we pay when the insured person dies?.............                17
 .Can you add additional benefit riders?.........................                19
 .How can you change your policy's insurance coverage?...........                19
 .Can you cancel your policy after it's issued?..................                20
 .Can you choose the form in which we pay out policy proceeds?...                21
 .To what extent can we vary the terms and conditions of
  the policies in particular cases?.............................                22
 .How will your policy be treated for income tax purposes?.......                22
 .How do you communicate with us?................................                23

What is the policy?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can you invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

Is there a minimum amount you must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 35 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 17). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 19). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

How will the value of your investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

What charges will we deduct from your investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
   --------------------
   charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

   Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                      -------
   cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 17).

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
   -----------------------
   risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
   ------------------------
   benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 19.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
   --------------------
   Sum Insured during the first 9 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -----------------------------------------
   policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  Policy Year(s)              Percentage of First Year Target Premium
  --------------              ---------------------------------------
      1-5                                       100%

      6                                          80%

      7                                          70%

      8                                          60%

      9                                          40%

     10                                          20%

     11 and later                                 0%

   The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 16) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page 20). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the series funds deduct from your investment in the policy?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                        ---------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------- ------------------
John Hancock Variable Series Trust I
    (Note 1):
Equity Index . . . . . . . . . . . . .     0.13%           N/A              0.06%           0.19%             0.19%
Growth & Income. . . . . . . . . . . .     0.68%           N/A              0.08%           0.76%             0.76%
Large Cap Value. . . . . . . . . . . .     0.75%           N/A              0.05%           0.80%             0.80%
Large Cap Value CORE /SM/  . . . . . .     0.75%           N/A              0.10%           0.85%             1.09%
Large Cap Growth . . . . . . . . . . .     0.36%           N/A              0.10%           0.46%             0.46%
Large Cap Aggressive Growth. . . . . .     0.90%           N/A              0.10%           1.00%             1.05%
Large/Mid Cap Value. . . . . . . . . .     0.95%           N/A              0.10%           1.05%             1.36%
Fundamental Growth*. . . . . . . . . .     0.90%           N/A              0.10%           1.00%             1.04%
Mid Cap Growth . . . . . . . . . . . .     0.92%           N/A              0.04%           0.96%             0.96%
Small/Mid Cap CORE /SM/  . . . . . . .     0.80%           N/A              0.10%           0.90%             1.23%
Small/Mid Cap Growth . . . . . . . . .     0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity*. . . . . . . . . . .     0.90%           N/A              0.10%           1.00%             1.03%
Small Cap Value* . . . . . . . . . . .     0.95%           N/A              0.10%           1.05%             1.29%
Small Cap Growth . . . . . . . . . . .     1.05%           N/A              0.07%           1.12%             1.12%
International Equity Index . . . . . .     0.18%           N/A              0.10%           0.28%             0.37%
International Opportunities. . . . . .     1.13%           N/A              0.10%           1.23%             1.39%
International Equity . . . . . . . . .     1.20%           N/A              0.10%           1.30%             1.96%
Emerging Markets Equity. . . . . . . .     1.50%           N/A              0.10%           1.60%             2.77%
Real Estate Equity . . . . . . . . . .     1.01%           N/A              0.09%           1.10%             1.10%
Health Sciences. . . . . . . . . . . .     1.00%           N/A              0.10%           1.10%             1.10%
Managed. . . . . . . . . . . . . . . .     0.66%           N/A              0.09%           0.75%             0.75%
Global Balanced. . . . . . . . . . . .     1.05%           N/A              0.10%           1.15%             1.44%
Short-Term Bond. . . . . . . . . . . .     0.60%           N/A              0.06%           0.66%             0.66%
Bond Index . . . . . . . . . . . . . .     0.15%           N/A              0.10%           0.25%             0.27%
Active Bond. . . . . . . . . . . . . .     0.62%           N/A              0.10%           0.72%             0.74%
High Yield Bond. . . . . . . . . . . .     0.80%           N/A              0.10%           0.90%             1.02%
Global Bond. . . . . . . . . . . . . .     0.85%           N/A              0.10%           0.95%             1.05%
Money Market . . . . . . . . . . . . .     0.25%           N/A              0.04%           0.29%             0.29%

John Hancock Declaration Trust (Note
 2):
V.A. Relative Value. . . . . . . . . .     0.60%           N/A              0.19%           0.79%             0.79%
V.A. Financial Industries. . . . . . .     0.80%           N/A              0.10%           0.90%             0.90%
V.A. Strategic Income. . . . . . . . .     0.60%           N/A              0.16%           0.76%             0.76%

Aim Variable Insurance Funds:
AIM V.I. Value . . . . . . . . . . . .     0.61%           N/A              0.23%           0.84%             0.84%
AIM V.I. Growth. . . . . . . . . . . .     0.61%           N/A              0.22%           0.83%             0.83%

Variable Insurance Products Fund -
 Service Class  (Note 3):
Fidelity VIP Growth. . . . . . . . . .     0.57%          0.10%             0.09%           0.76%             0.76%

Variable Insurance Products Fund II -
 Service Class  (Note 3):
Fidelity VIP Contrafund(R) . . . . . .     0.57%          0.10%             0.09%           0.76%             0.76%
                                                                                        ----------------

                                                                                        ----------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------  ------------------

MFS Variable Insurance Trust - Initial
 Class Shares (Note 4):
MFS Investors Growth Stock*...........     0.75%          0.00%             0.16%           0.91%             0.92%
MFS Research..........................     0.75%          0.00%             0.10%           0.85%             0.85%
MFS New Discovery.....................     0.90%          0.00%             0.16%           1.06%             1.09%

Janus Aspen Series - Service Shares
 Class  (Note 5):
Janus Aspen Worldwide Growth..........     0.65%          0.25%             0.05%           0.95%             0.95%
Janus Aspen Global Technology.........     0.65%          0.25%             0.04%           0.94%             0.94%
                                                                                        ----------------

Notes to Fund Expense Table
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Health Sciences Fund are estimates because the fund was not in operation in 2000. Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules (which became effective as to these funds on November 1, 2000) were in effect for all of 2000. Percentages shown for the Small Cap Value and Large Cap Value funds are calculated as if the current management fee schedules (which became effective as to these funds on May 1, 2001) were in effect for all of 2000. Percentages shown for the Mid Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, International Equity, Emerging Markets Equity, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules (which became effective as to these funds on October 1, 2001) were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. See the accomanying prospectus of the fund for details.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with

      Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

  *   MFS Investors Growth Stock was formerly "MFS Growth."

  (5) Percentages shown forJanus Aspen funds are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund. Expenses are shown without the effect of any expense offset arrangement.


What other charges could we impose in the future?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can you change your policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into or out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

   We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;
   and

 . the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

How can you access your investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is the greater of (i) 75% of the surrender value of your policy or (ii) the amount determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will we pay when the insured person dies?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law --the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

Can you add additional benefit riders?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Children's Insurance Benefit Rider - Provides term insurance up through age
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

How can you change your policy's insurance coverage?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 37. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "the minimum insurance amount" on page 18 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can you cancel your policy after it's issued?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  John Hancock at one of the addresses shown on page 2, or

     .  the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can you choose the form in which we pay out policy proceeds?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can we vary the terms and conditions of our policies in particular cases?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will your policy be treated for income tax purposes?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

How do you communicate with us?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

               ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the asset-based risk charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits and no Additional Sum Insured have been elected, (ii) no loans or withdrawals are made, (iii) no increases or decreases in coverage are requested, and (iv) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.10%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      661        735        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,089      1,239      1,402      329        479         642
   4          3,439      100,000   100,000    100,000    1,500      1,754      2,041      740        994       1,281
   5          4,409      100,000   100,000    100,000    1,891      2,279      2,733    1,131      1,519       1,973
   6          5,428      100,000   100,000    100,000    2,264      2,814      3,483    1,656      2,206       2,875
   7          6,497      100,000   100,000    100,000    2,615      3,356      4,295    2,083      2,824       3,763
   8          7,620      100,000   100,000    100,000    2,944      3,907      5,176    2,488      3,451       4,720
   9          8,799      100,000   100,000    100,000    3,250      4,463      6,130    2,946      4,159       5,826
  10         10,037      100,000   100,000    100,000    3,531      5,025      7,165    3,379      4,873       7,013
  11         11,337      100,000   100,000    100,000    3,823      5,632      8,335    3,823      5,632       8,335
  12         12,702      100,000   100,000    100,000    4,092      6,249      9,613    4,092      6,249       9,613
  13         14,135      100,000   100,000    100,000    4,335      6,873     11,010    4,335      6,873      11,010
  14         15,640      100,000   100,000    100,000    4,550      7,505     12,536    4,550      7,505      12,536
  15         17,220      100,000   100,000    100,000    4,736      8,141     14,205    4,736      8,141      14,205
  16         18,879      100,000   100,000    100,000    4,949      8,839     16,089    4,949      8,839      16,089
  17         20,621      100,000   100,000    100,000    5,121      9,534     18,145    5,121      9,534      18,145
  18         22,450      100,000   100,000    100,000    5,240     10,216     20,386    5,240     10,216      20,386
  19         24,370      100,000   100,000    100,000    5,303     10,880     22,832    5,303     10,880      22,832
  20         26,387      100,000   100,000    100,000    5,311     11,527     25,511    5,311     11,527      25,511
  25         38,086      100,000   100,000    100,000    5,398     15,425     44,405    5,398     15,425      44,405
  30         53,018      100,000   100,000    100,000    4,321     19,393     76,391    4,321     19,393      76,391
  35         72,076      100,000   100,000    150,165    1,114     22,654    130,578    1,114     22,654     130,578
  40         96,398           **   100,000    231,205       **     23,576    220,195       **     23,576     220,195
  45        127,441           **   100,000    387,828       **     19,749    369,360       **     19,749     369,360

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      190       216         241        0         0            0
   2          1,636      100,000   100,000    100,000      608       678         752        0         0            0
   3          2,516      100,000   100,000    100,000    1,008     1,150       1,304      248       390          544
   4          3,439      100,000   100,000    100,000    1,390     1,629       1,900      630       869        1,140
   5          4,409      100,000   100,000    100,000    1,752     2,116       2,542      992     1,356        1,782
   6          5,428      100,000   100,000    100,000    2,095     2,609       3,235    1,487     2,001        2,627
   7          6,497      100,000   100,000    100,000    2,415     3,106       3,982    1,883     2,574        3,450
   8          7,620      100,000   100,000    100,000    2,712     3,607       4,787    2,256     3,151        4,331
   9          8,799      100,000   100,000    100,000    2,985     4,109       5,654    2,681     3,805        5,350
  10         10,037      100,000   100,000    100,000    3,234     4,614       6,591    3,082     4,462        6,439
  11         11,337      100,000   100,000    100,000    3,456     5,117       7,601    3,456     5,117        7,601
  12         12,702      100,000   100,000    100,000    3,648     5,615       8,689    3,648     5,615        8,689
  13         14,135      100,000   100,000    100,000    3,810     6,109       9,863    3,810     6,109        9,863
  14         15,640      100,000   100,000    100,000    3,941     6,595      11,130    3,941     6,595       11,130
  15         17,220      100,000   100,000    100,000    4,036     7,071      12,498    4,036     7,071       12,498
  16         18,879      100,000   100,000    100,000    4,095     7,533      13,977    4,095     7,533       13,977
  17         20,621      100,000   100,000    100,000    4,112     7,975      15,572    4,112     7,975       15,572
  18         22,450      100,000   100,000    100,000    4,079     8,390      17,292    4,079     8,390       17,292
  19         24,370      100,000   100,000    100,000    3,993     8,771      19,147    3,993     8,771       19,147
  20         26,387      100,000   100,000    100,000    3,844     9,109      21,144    3,844     9,109       21,144
  25         38,086      100,000   100,000    100,000    1,942     9,840      33,807    1,942     9,840       33,807
  30         53,018           **   100,000    100,000       **     7,653      52,986       **     7,653       52,986
  35         72,076           **        **    100,000       **        **      84,154       **        **       84,154
  40         96,398           **        **    143,465       **        **     136,633       **        **      136,633
  45        127,441           **        **    231,403       **        **     220,383       **        **      220,383


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,216   100,242    100,269      216        242        269        0          0           0
   2          1,636      100,659   100,733    100,810      659        733        810        0          0          50
   3          2,516      101,085   101,234    101,396    1,085      1,234      1,396      325        474         636
   4          3,439      101,492   101,745    102,030    1,492      1,745      2,030      732        985       1,270
   5          4,409      101,880   102,265    102,715    1,880      2,265      2,715    1,120      1,505       1,955
   6          5,428      102,247   102,792    103,455    2,247      2,792      3,455    1,639      2,184       2,847
   7          6,497      102,591   103,325    104,254    2,591      3,325      4,254    2,059      2,793       3,722
   8          7,620      102,913   103,863    105,116    2,913      3,863      5,116    2,457      3,407       4,660
   9          8,799      103,209   104,405    106,046    3,209      4,405      6,046    2,905      4,101       5,742
  10         10,037      103,480   104,948    107,049    3,480      4,948      7,049    3,328      4,796       6,897
  11         11,337      103,759   105,532    108,179    3,759      5,532      8,179    3,759      5,532       8,179
  12         12,702      104,014   106,122    109,407    4,014      6,122      9,407    4,014      6,122       9,407
  13         14,135      104,240   106,714    110,739    4,240      6,714     10,739    4,240      6,714      10,739
  14         15,640      104,438   107,306    112,185    4,438      7,306     12,185    4,438      7,306      12,185
  15         17,220      104,603   107,897    113,754    4,603      7,897     13,754    4,603      7,897      13,754
  16         18,879      104,797   108,547    115,523    4,797      8,547     15,523    4,797      8,547      15,523
  17         20,621      104,947   109,184    117,437    4,947      9,184     17,437    4,947      9,184      17,437
  18         22,450      105,040   109,797    119,499    5,040      9,797     19,499    5,040      9,797      19,499
  19         24,370      105,074   110,378    121,720    5,074     10,378     21,720    5,074     10,378      21,720
  20         26,387      105,050   110,928    124,119    5,050     10,928     24,119    5,050     10,928      24,119
  25         38,086      104,979   114,192    140,737    4,979     14,192     40,737    4,979     14,192      40,737
  30         53,018      103,701   116,966    166,985    3,701     16,966     66,985    3,701     16,966      66,985
  35         72,076      100,328   117,998    207,996      328     17,998    107,996      328     17,998     107,996
  40         96,398           **   114,880    271,417       **     14,880    171,417       **     14,880     171,417
  45        127,441           **   104,674    370,152       **      4,674    270,152       **      4,674     270,152


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215        241         0         0           0
   2          1,636      100,606   100,676    100,750      606       676        750         0         0           0
   3          2,516      101,004   101,145    101,298    1,004     1,145      1,298       244       385         538
   4          3,439      101,383   101,621    101,890    1,383     1,621      1,890       623       861       1,130
   5          4,409      101,741   102,102    102,525    1,741     2,102      2,525       981     1,342       1,765
   6          5,428      102,079   102,588    103,209    2,079     2,588      3,209     1,471     1,980       2,601
   7          6,497      102,393   103,077    103,943    2,393     3,077      3,943     1,861     2,545       3,411
   8          7,620      102,683   103,567    104,731    2,683     3,567      4,731     2,227     3,111       4,275
   9          8,799      102,947   104,055    105,576    2,947     4,055      5,576     2,643     3,751       5,272
  10         10,037      103,187   104,542    106,484    3,187     4,542      6,484     3,035     4,390       6,332
  11         11,337      103,397   105,025    107,457    3,397     5,025      7,457     3,397     5,025       7,457
  12         12,702      103,576   105,498    108,498    3,576     5,498      8,498     3,576     5,498       8,498
  13         14,135      103,724   105,963    109,614    3,724     5,963      9,614     3,724     5,963       9,614
  14         15,640      103,838   106,414    110,809    3,838     6,414     10,809     3,838     6,414      10,809
  15         17,220      103,916   106,849    112,087    3,916     6,849     12,087     3,916     6,849      12,087
  16         18,879      103,956   107,264    113,455    3,956     7,264     13,455     3,956     7,264      13,455
  17         20,621      103,951   107,650    114,913    3,951     7,650     14,913     3,951     7,650      14,913
  18         22,450      103,896   108,000    116,463    3,896     8,000     16,463     3,896     8,000      16,463
  19         24,370      103,785   108,308    118,109    3,785     8,308     18,109     3,785     8,308      18,109
  20         26,387      103,610   108,559    119,850    3,610     8,559     19,850     3,610     8,559      19,850
  25         38,086      101,576   108,640    130,063    1,576     8,640     30,063     1,576     8,640      30,063
  30         53,018           **   105,376    142,688       **     5,376     42,688        **     5,376      42,688
  35         72,076           **        **    156,347       **        **     56,347        **        **      56,347
  40         96,398           **        **    167,188       **        **     67,188        **        **      67,188
  45        127,441           **        **    165,549       **        **     65,549        **        **      65,549


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  760 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      661        735        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,089      1,239      1,402      329        479         642
   4          3,439      100,000   100,000    100,000    1,500      1,754      2,041      740        994       1,281
   5          4,409      100,000   100,000    100,000    1,891      2,279      2,733    1,131      1,519       1,973
   6          5,428      100,000   100,000    100,000    2,264      2,814      3,483    1,656      2,206       2,875
   7          6,497      100,000   100,000    100,000    2,615      3,356      4,295    2,083      2,824       3,763
   8          7,620      100,000   100,000    100,000    2,944      3,907      5,176    2,488      3,451       4,720
   9          8,799      100,000   100,000    100,000    3,250      4,463      6,130    2,946      4,159       5,826
  10         10,037      100,000   100,000    100,000    3,531      5,025      7,165    3,379      4,873       7,013
  11         11,337      100,000   100,000    100,000    3,823      5,632      8,335    3,823      5,632       8,335
  12         12,702      100,000   100,000    100,000    4,092      6,249      9,613    4,092      6,249       9,613
  13         14,135      100,000   100,000    100,000    4,335      6,873     11,010    4,335      6,873      11,010
  14         15,640      100,000   100,000    100,000    4,550      7,505     12,536    4,550      7,505      12,536
  15         17,220      100,000   100,000    100,000    4,736      8,141     14,205    4,736      8,141      14,205
  16         18,879      100,000   100,000    100,000    4,949      8,839     16,089    4,949      8,839      16,089
  17         20,621      100,000   100,000    100,000    5,121      9,534     18,145    5,121      9,534      18,145
  18         22,450      100,000   100,000    100,000    5,240     10,216     20,386    5,240     10,216      20,386
  19         24,370      100,000   100,000    100,000    5,303     10,880     22,832    5,303     10,880      22,832
  20         26,387      100,000   100,000    100,000    5,311     11,527     25,511    5,311     11,527      25,511
  25         38,086      100,000   100,000    100,000    5,398     15,425     44,405    5,398     15,425      44,405
  30         53,018      100,000   100,000    129,061    4,321     19,393     75,829    4,321     19,393      75,829
  35         72,076      100,000   100,000    190,822    1,114     22,654    126,071    1,114     22,654     126,071
  40         96,398           **   100,000    281,034       **     23,576    205,314       **     23,576     205,314
  45        127,441           **   100,000    416,780       **     19,749    330,097       **     19,749     330,097

___________________
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death Benefit, Account Value And Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. we can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  760 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      190       216         241        0         0            0
   2          1,636      100,000   100,000    100,000      608       678         752        0         0            0
   3          2,516      100,000   100,000    100,000    1,008     1,150       1,304      248       390          544
   4          3,439      100,000   100,000    100,000    1,390     1,629       1,900      630       869        1,140
   5          4,409      100,000   100,000    100,000    1,752     2,116       2,542      992     1,356        1,782
   6          5,428      100,000   100,000    100,000    2,095     2,609       3,235    1,487     2,001        2,627
   7          6,497      100,000   100,000    100,000    2,415     3,106       3,982    1,883     2,574        3,450
   8          7,620      100,000   100,000    100,000    2,712     3,607       4,787    2,256     3,151        4,331
   9          8,799      100,000   100,000    100,000    2,985     4,109       5,654    2,681     3,805        5,350
  10         10,037      100,000   100,000    100,000    3,234     4,614       6,591    3,082     4,462        6,439
  11         11,337      100,000   100,000    100,000    3,456     5,117       7,601    3,456     5,117        7,601
  12         12,702      100,000   100,000    100,000    3,648     5,615       8,689    3,648     5,615        8,689
  13         14,135      100,000   100,000    100,000    3,810     6,109       9,863    3,810     6,109        9,863
  14         15,640      100,000   100,000    100,000    3,941     6,595      11,130    3,941     6,595       11,130
  15         17,220      100,000   100,000    100,000    4,036     7,071      12,498    4,036     7,071       12,498
  16         18,879      100,000   100,000    100,000    4,095     7,533      13,977    4,095     7,533       13,977
  17         20,621      100,000   100,000    100,000    4,112     7,975      15,572    4,112     7,975       15,572
  18         22,450      100,000   100,000    100,000    4,079     8,390      17,292    4,079     8,390       17,292
  19         24,370      100,000   100,000    100,000    3,993     8,771      19,147    3,993     8,771       19,147
  20         26,387      100,000   100,000    100,000    3,844     9,109      21,144    3,844     9,109       21,144
  25         38,086      100,000   100,000    100,000    1,942     9,840      33,807    1,942     9,840       33,807
  30         53,018           **   100,000    100,000       **     7,653      52,986       **     7,653       52,986
  35         72,076           **        **    124,904       **        **      82,521       **        **       82,521
  40         96,398           **        **    170,378       **        **     124,473       **        **      124,473
  45        127,441           **        **    229,881       **        **     182,070       **        **      182,070

___________
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death Benefit, Account Value And Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. we can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


Contents of this section                                                                      Beginning on page
------------------------                                                                      -----------------
Description of us..........................................................................            33

How we support the policy and investment options...........................................            33

Procedures for issuance of a policy........................................................            34

Basic Sum Insured vs. Additional Sum Insured...............................................            35

Commencement of investment performance.....................................................            35

How we process certain policy transactions.................................................            35

Effects of policy loans....................................................................            37

Additional information about how certain policy charges work...............................            38

How we market the policies.................................................................            39

Tax considerations.........................................................................            40

Reports that you will receive..............................................................            42

Voting privileges that you will have.......................................................            42

Changes that we can make as to your policy.................................................            42

Adjustments we make to death benefits......................................................            43

When we pay policy proceeds................................................................            43

Other details about exercising rights and paying benefits..................................            44

Legal matters..............................................................................            44

Registration statement filed with the SEC..................................................            44

Accounting and actuarial experts...........................................................            44

Financial statements of John Hancock and the Account.......................................            44

List of our Directors and Exective Officers of John Hancock................................            45


Description of John Hancock

  We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation.

  Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2000, our assets were approximately $88 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

How we support the policy and investment options

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

   The policy will take effect only if all of the following conditions are satisfied:

 .  The policy is delivered to and received by the applicant.

 .  The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

   In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws.

Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made;
  or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

   In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

   Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

   The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

   Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

   The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

   A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

   The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

   We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

   The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 40).

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

  John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the policies sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. JHFI and Signator are subsidiaries of John Hancock.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and us, or with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) for minimum face amounts of less than $250,000 is as follows:

 . 97.5% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,
 . 6% of premiums paid in each of policy years 2 through 4 up to the target
   Premium plus 3% of any excess premium payments, and . 3% of all premiums paid in policy years 5 through 10.

   In situations where the broker-dealer or financial institutions provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

   Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

 . 89% of the Target Premium paid in the first policy year, 11% of the Target
   Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,
 . 5.89% of any premium paid in the first policy year in excess of the
   Target Premium, and
 . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

   Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, JHFI and Signator, at their expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

   We offer these contracts on a continuous basis, but neither JHFI nor Signator is obligated to sell any particular amount of policies. JHFI and Signator also serve as principal underwriters for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I, and JHFI is the principal underwriter for the John Hancock Declaration Trust.

  We reimburse JHFI and Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

Tax considerations

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that we can make as to your policy

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

    We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

    In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

  . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

  . Combining or removing investment options

  . Changes in the form of organization of any separate account

    Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

    If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

    We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

    We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

    We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

    We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

  Certain of the financial statements of John Hancock and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., an Actuary and Vice President of John Hancock.

Financial statements of John Hancock and the Account

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

  In addition to those financial statements of John Hancock and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both John Hancock and the Account for a period subsequent to the audited financial statements.

           List of Directors and Executive Officers of John Hancock

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


Directors                                         Principal Occupations
---------                                         ---------------------
David F. D'Alessandro.................  Chairman of the Board, President and Chief Executive
                                        Officer, John Hancock
Foster L. Aborn.......................  Director, formerly Vice Chairman of the Board and Chief
                                        Investment Officer, John Hancock
I. MacAllister Booth..................  Retired Chairman of the Board and Chief Executive
                                        Officer, Polaroid Corporation (photographic products)
Wayne A. Budd.........................  Executive Vice President and General Counsel, John
                                        Hancock; formerly Group President, Bell Atlantic - New
                                        England (telecommunications)
John M. Connors, Jr...................  Chairman and Chief Executive Officer and Director,
                                        Hill, Holliday, Connors, Cosmopoulos, Inc.
                                        (advertising).
John M. DeCiccio......................  Executive Vice President and Chief Investment Officer,
                                        John Hancock
Robert E. Fast........................  Senior Partner, Hale and Dorr (law firm)
Kathleen F. Feldstein.................  President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford.....................  Principal, Fleetwing Capital (financial services)
Thomas P. Glynn.......................  Chief Operating Officer, Partners HealthCare System
                                        (health care)
Michael C. Hawley.....................  Retired Chairman and Chief Executive Officer, The
                                        Gillette Company (razors, etc.)
Edward H. Linde.......................  President and Chief Executive Officer, Boston
                                        Properties, Inc. (real estate)
Judith A. McHale......................  President and Chief Operating Officer, Discovery
                                        Communications, Inc. (multimedia communications)
R. Robert Popeo.......................  Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo
                                        (law firm)
Richard F. Syron......................  Chairman and Chief Executive Officer, Thermo Electron
                                        Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr....................  Formerly Chairman, President and Chief Executive
                                        Officer, HomeRuns.com (online grocer)


Other Executive
---------------
Officers
--------
Thomas E. Moloney.....................  Senior Executive Vice President and Chief Financial
                                        Officer
Michael Bell..........................  Senior Executive Vice President - Retail; Founder and
                                        Director of Monitor Company (management consulting)
Derek Chilvers........................  Executive Vice President; Chairman and Chief Executive
                                        Officer of John Hancock International Holdings, Inc.
Maureen R. Ford.......................  Executive Vice President; Chairman and Chief Executive
                                        Officer of John Hancock Funds, Inc.
Barry J. Rubenstein...................  Vice President, Counsel and Secretary
Robert F. Walters.....................  Executive Vice President and Chief Information Officer

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                              THIRD QUARTER 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


                                                               September 30
                                                                   2001       December 31
                                                               (Unaudited)       2000
                                                              ------------  -------------
                                                                     (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
 (fair value: September 30--$1,843.6; December
 31--$11,651.2).............................................    $ 1,855.8      $11,888.6
 Available-for-sale--at fair value
 (cost: September 30--$31,548.9; December
 31--$15,790.3).............................................     32,465.8       16,023.5
 Trading securities--at fair value
 (cost: September 30--$16.5)................................         17.0             --
Equity securities:
 Available-for-sale--at fair value
 (cost: September 30--$830.9; December 31--$830.6)..........        859.8        1,094.9
 Trading securities--at fair value
 (cost: September 30--$267.4; December 31--$193.4)..........        249.0          231.6
Mortgage loans on real estate...............................      8,846.4        8,968.9
Real estate.................................................        481.7          519.0
Policy loans................................................        446.3          428.6
Short-term investments......................................        147.5          151.9
Other invested assets.......................................      1,251.3        1,353.0
                                                                ---------      ---------
  Total Investments.........................................     46,620.6       40,660.0
Cash and cash equivalents...................................      1,097.3        2,841.2
Accrued investment income...................................        677.0          585.9
Premiums and accounts receivable............................        202.9          210.8
Deferred policy acquisition costs...........................      2,490.5        2,388.5
Reinsurance recoverable.....................................      3,297.6        2,829.0
Other assets................................................      2,613.6        2,100.6
Closed block assets--Note 6.................................     10,103.3        9,710.0
Separate accounts assets....................................     21,890.5       26,454.8
                                                                ---------      ---------
  Total Assets..............................................    $88,993.3      $87,780.8
                                                                =========      =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                            September 30
                                                                                2001       December 31
                                                                            (Unaudited)       2000
                                                                            ------------  ------------
                                                                                  (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits..................................................     $24,468.3      $22,996.4
Policyholders' funds....................................................      17,594.9       15,722.9
Unearned revenue........................................................         726.4          671.3
Unpaid claims and claim expense reserves................................         234.5          253.7
Dividends payable to policyholders......................................         137.9          130.8
Short-term debt.........................................................         250.3          245.3
Long-term debt..........................................................         715.8          534.0
Income taxes............................................................         793.4          428.8
Other liabilities.......................................................       3,627.1        2,600.7
Closed block liabilities -- Note 6......................................      12,273.2       12,035.9
Separate accounts liabilities...........................................      21,890.5       26,454.8
                                                                             ---------      ---------
  Total Liabilities.....................................................      82,712.3       82,074.6
Minority interest.......................................................         293.6          290.3
Commitments and contingencies -- Note 5
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding.............................................          10.0           10.0
Additional paid in capital..............................................       4,998.1        4,998.9
Retained earnings.......................................................         588.8          330.1
Accumulated other comprehensive income..................................         390.5           76.9
                                                                             ---------      ---------
  Total Shareholder's Equity............................................       5,987.4        5,415.9
                                                                             ---------      ---------
  Total Liabilities and Shareholder's Equity............................     $88,993.3      $87,780.8
                                                                             =========      =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                       Three Months Ended     Nine Months Ended
                                                                          September 30          September 30
                                                                      --------------------   -------------------
                                                                        2001        2000       2001        2000
                                                                      --------    --------   --------    --------
                                                                         (in millions)          (in millions)
Revenues
Premiums...........................................................   $  394.2    $  418.9   $1,266.1    $1,435.8
Universal life and investment-type product charges.................      198.8       193.6      555.8       578.9
Net investment income..............................................      821.9       792.0    2,460.2     2,408.6
Net realized investment and other gains (losses), net of
 related amortization of deferred policy acquisition costs
 and amounts credited to participating pension contractholders
 ($18.0 and $(4.6) for the three months ended September 30,
 2001 and 2000 and $13.3 and $(7.9) for the nine months ended
 September 30, 2001 and 2000, respectively)........................      (60.9)       (2.7)     (95.6)       78.7
Investment management revenues, commissions and other fees.........      143.7       180.7      450.2       596.3
Other revenue......................................................       52.2         4.7      113.9        12.6
Contribution from the closed block -- Note 6.......................       34.2        39.4       70.9        90.7
                                                                      --------    --------   --------    --------
 Total revenues....................................................    1,584.1     1,626.6    4,821.5     5,201.6
Benefits and Expenses
Benefits to policyholders, excluding amounts related to net
 realized investment and other gains (losses) credited to
 participating pension contractholders ($14.1 and $(4.0)
 for the three months ended September 30, 2001 and 2000
 and $15.0 and $(8.7) for the nine months ended September 30,
 2001 and 2000, respectively)......................................      925.4       896.4    2,746.3     2,854.0
Other operating costs and expenses.................................      344.6       360.1    1,086.0     1,154.0
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains
 (losses) ($3.9 and $(0.6) for the three months ended
 September 30, 2001 and 2000 and $(1.7) and $0.8 for the nine
 months ended September 30, 2001 and 2000, respectively)...........       64.0        50.4      193.4       143.8
Dividends to policyholders.........................................       18.1        26.8       72.0       120.5
                                                                      --------    --------   --------    --------
  Total benefits and expenses......................................    1,352.1     1,333.7    4,097.7     4,272.3
                                                                      --------    --------   --------    --------
Income before income taxes, minority interest and cumulative
 effect of accounting changes......................................      232.0       292.9      723.8       929.3
Income taxes.......................................................       59.5        90.5      204.8       298.7
                                                                      --------    --------   --------    --------
Income before minority interest and cumulative effect of
 accounting changes................................................      172.5       202.4      519.0       630.6
Minority interest..................................................       (4.3)       (1.3)     (17.5)       (4.0)
                                                                      --------    --------   --------    --------
Income before cumulative effect of accounting changes..............      168.2       201.1      501.5       626.6
Cumulative effect of accounting changes, net of taxes -- Note 1....         --          --        7.2          --
                                                                      --------    --------   --------    --------
Net income.........................................................   $  168.2    $  201.1   $  508.7    $  626.6
                                                                      ========    ========   ========    ========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                            Additional               Other          Total           Shares
                                                   Common    Paid in    Retained  Comprehensive  Shareholder's   Outstanding
                                                   Stock     Capital    Earnings     Income         Equity      (in thousands)
                                                  --------  ----------  --------  -------------  -------------  --------------
                                                                              (in millions)
Balance at July 1, 2000........................   $   10.0  $  4,950.6  $  381.5    $   (92.8)     $ 5,249.3          1.0
Demutualization transaction....................                   10.6                                  10.6
Comprehensive income:
 Net income....................................                            201.1                       201.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses).................                                          51.1           51.1
 Foreign currency translation adjustment.......                                         (11.6)         (11.6)
 Minimum pension liability.....................                                          (5.5)          (5.5)
                                                                                                    --------
Comprehensive income...........................                                                        235.1
Dividend paid to parent company................                           (466.0)                     (466.0)
                                                  --------  ----------  --------    ---------      ---------       ------
Balance at September 30, 2000..................   $   10.0  $  4,961.2  $  116.6    $   (58.8)     $ 5,029.0          1.0
                                                  ========  ==========  ========    =========      =========       ======

Balance at July 1, 2001........................   $   10.0  $  4,998.4  $  420.6    $   310.1      $ 5,739.1          1.0
Demutualization transaction....................                   (0.3)                                 (0.3)
Comprehensive income:
 Net income....................................                            168.2                       168.2
Other comprehensive income, net of tax:
 Net unrealized gains (losses).................                                          70.4           70.4
 Net accumulated gains (losses) on cash
  flow hedges..................................                                          34.2           34.2
Foreign currency translation adjustment........                                         (18.2)         (18.2)
                                                                                                   ---------
Comprehensive income...........................                                                        254.6
Minority interest..............................                                          (6.0)          (6.0)
                                                  --------  ----------  --------    ---------      ---------       ------
Balance at September 30, 2001..................   $   10.0  $  4,998.1  $  588.8    $   390.5      $ 5,987.4         1.0
                                                  ========  ==========  ========    =========      =========       ======

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (continued)


                                                                               Accumulated
                                                      Additional                  Other             Total              Shares
                                           Common      Paid in    Retained    Comprehensive     Shareholder's        Outstanding
                                           Stock       Capital    Earnings       Income            Equity          (in Thousands)
                                         ---------    ----------  ----------  -------------   -----------------  -------------------
                                                                               (in millions)
Balance at January 1, 2000.............       --             --   $ 4,782.9     $ (29.7)        $      4,753.2            --
Demutualization transaction............  $  10.0       $4,961.2    (4,826.9)                             144.3           1.0
Comprehensive income:
  Net income before demutualization....                                44.0                               44.0
  Net income after demutualization.....                               582.6                              582.6
                                                                  ---------                   ----------------
  Net income for the period............                               626.6                              626.6
Other comprehensive income, net of tax:
  Net unrealized gains (losses)........                                             6.3                    6.3
  Foreign currency translation
    adjustment.........................                                           (18.9)                 (18.9)
  Minimum pension liability............                                           (16.5)                 (16.5)
                                                                                              ----------------
Comprehensive income...................                                                                  597.5
Dividend paid to parent company........                              (466.0)                            (466.0)
                                         -------       --------   ---------     -------       ----------------    ----------
Balance at September 30, 2000..........  $  10.0       $4,961.2   $   116.6     $ (58.8)        $      5,029.0           1.0
                                         =======       ========   =========     =======       ================    ==========

Balance at January 1, 2001.............  $  10.0       $4,998.9   $   330.1     $  76.9         $      5,415.9           1.0
Demutualization transaction............                    (0.8)                                          (0.8)
Comprehensive income:
  Net income...........................                               508.7                              508.7
Other comprehensive income, net of tax:
  Net unrealized gains (losses)........                                            76.1                   76.1
  Net accumulated gains (losses) on
    cash flow hedges...................                                            14.2                   14.2
  Foreign currency translation
    adjustment.........................                                           (21.5)                 (21.5)
                                                                                              ----------------
Comprehensive income...................                                                                  577.5
Dividend paid to parent company........                              (250.0)                            (250.0)
Change in accounting principle.........                                           227.6                  227.6
Minority interest......................                                            17.2                   17.2
                                         -------       --------   ---------     -------      -----------------    ----------
Balance at September 30, 2001..........  $  10.0       $4,998.1   $   588.8     $ 390.5               $5,987.4           1.0
                                         =======       ========   =========     =======      =================    ==========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                  Nine Months Ended
                                                                                                     September 30
                                                                                                ----------------------
                                                                                                   2001         2000
                                                                                                -----------  ---------
                                                                                                    (in millions)
Cash flows from operating activities:
 Net income...................................................................................  $    508.7    $   626.6
  Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of discount--fixed maturities.................................................      (119.7)       (85.9)
   Realized investment and other (gains) losses, net..........................................        95.6        (78.7)
   Change in deferred policy acquisition costs................................................      (212.4)      (131.7)
   Depreciation and amortization..............................................................        95.4         80.3
   Net cash flows from trading securities.....................................................       (34.4)      (142.4)
   Increase in accrued investment income......................................................       (91.1)      (100.6)
   Decrease (increase) in premiums and accounts receivable....................................         7.9        (25.1)
   Increase in other assets and other liabilities, net........................................      (154.4)      (559.9)
   Increase in policy liabilities and accruals, net...........................................     1,257.0      1,291.3
   Increase in income taxes...................................................................       267.1        300.4
   Initial cash transferred to the closed block...............................................          --       (158.6)
   Contribution from the closed block.........................................................       (70.9)       (90.7)
                                                                                                ----------    ---------
    Net cash provided by operating activities.................................................     1,548.8        925.0
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale.........................................................    14,207.0      4,242.7
  Equity securities available-for-sale........................................................       329.5        257.3
  Real estate.................................................................................         4.3         49.5
  Short-term investments and other invested assets............................................       118.6         24.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity...........................................................       161.1      1,216.9
  Fixed maturities available-for-sale.........................................................     1,988.0      1,149.9
  Short-term investments and other invested assets............................................       112.6        406.6
  Mortgage loans on real estate...............................................................       917.6        953.4
 Purchases of:
  Fixed maturities held-to-maturity...........................................................       (31.6)    (1,292.9)
  Fixed maturities available-for-sale.........................................................   (21,448.3)    (6,232.5)
  Equity securities available-for-sale........................................................      (241.4)      (194.4)
  Real estate.................................................................................        (5.5)       (48.0)
  Short-term investments and other invested assets............................................      (400.3)      (568.8)
  Mortgage loans on real estate issued........................................................    (1,001.3)    (1,290.8)
  Cash (paid) received related to acquisition of business.....................................       (41.0)       141.3
  Cash received on sale of subsidiary.........................................................        12.8           --
  Other, net..................................................................................        35.4         25.6
                                                                                                ----------    ---------
   Net cash used in investing activities......................................................  $ (5,282.5)   $(1,159.7)
                                                                                                ==========    =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                             Nine Months Ended
                                                                                               September 30
                                                                                           -----------------------
                                                                                              2001         2000
                                                                                           ----------  -----------
                                                                                               (in millions)
Cash flows from financing activities:
 Issuance of common stock..............................................................    $      --    $    10.0
 Contribution from parent..............................................................           --      1,589.0
 Payments to eligible policyholders under Plan of
  Reorganization.......................................................................           --     (1,067.0)
 Dividends paid to parent..............................................................       (250.0)      (200.0)
 Universal life and investment-type contract deposits..................................      8,256.9      5,250.3
 Universal life and investment-type contract maturities and withdrawals................     (6,142.6)    (5,435.8)
 Issuance of short-term debt...........................................................        160.4           --
 Issuance of long-term debt............................................................        145.2         20.0
 Repayment of long-term debt...........................................................        (14.0)       (73.2)
 Net (decrease) increase in commercial paper...........................................       (166.1)        64.6
                                                                                           ---------    ---------
  Net cash provided by financing activities............................................      1,989.8        157.9
                                                                                           ---------    ---------
  Net decrease in cash and cash equivalents............................................     (1,743.9)       (76.8)
Cash and cash equivalents at beginning of year.........................................      2,841.2      1,797.7
                                                                                           ---------    ---------
Cash and cash equivalents at end of period.............................................    $ 1,097.3    $ 1,720.9
                                                                                           =========    =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Summary Of Significant Accounting Policies

 Basis of Presentation

  The accompanying unaudited consolidated financial statements of John Hancock Life Insurance Company, Inc. (the Company) have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, these unaudited consolidated financial statements contain all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations. Operating results for the three and nine month periods ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These unaudited consolidated financial statements should be read in conjunction with the Company's annual audited financial statements as of December 31, 2000 included in the Company's Form 10-K for the year ended December 31, 2000 filed with the United States Securities and Exchange Commission (hereafter referred to as the Company's 2000 Form 10-K).

  The balance sheet at December 31, 2000 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

 Reorganization and Initial Public Offering

  In connection with John Hancock Mutual Life Insurance Company's (the Mutual Company) Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e. demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

  In addition, on February 1, 2000, JHFS, the parent company, completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Cumulative Effect of Accounting Changes

  During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under Statement of Financial Accounting Standards (SFAS) No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the nine months ended September 30, 2001. This change in accounting increased net income for the three and nine month periods ended September 30, 2001 by $1.1 million and $3.3 million, respectively. The pro forma results, assuming this change in accounting had taken place as of the beginning of 2000, would not be materially different from the reported results.

  In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding change in value of the hedged item. If the derivative is accounted for as a hedge, depending on the nature of the hedge, the change in the fair value of derivatives is either offset against the change in the fair value of the hedged asset, liability or firm commitment through earnings or recognized in other comprehensive income until the change in value of the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is recognized immediately in earnings and is included in net realized and other investment gains. As a result, such amounts are not included in the determination of the Company's segment after-tax operating income. In addition, SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk.

  On January 1, 2001, the Company adopted SFAS No. 133, as amended. The Company's risk management philosophy has not changed as a result of adoption of the Statement. The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of certain securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 New Accounting Pronouncements

  In July 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method--the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

  In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 will result in an increase in net income of approximately $10-15 million for the year ended December 31, 2002. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company does not expect the impact of these impairment tests on its earnings or financial position to be material.

  In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10-- "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the earnings or financial position of the Company.

  In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts", (SOP 00-3). SOP 00-3, which was adopted with respect to accounting for demutualization expenses by the Company effective December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in the nine month period ended September 30, 2000 of $10.3 million (net of tax of $0.4 million). There were no demutualization expenses for the three or nine months ended September 30, 2001. The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and
(2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

 Reclassifications

  During the third quarter of 2001, the Company began classifying investment returns related to equity indexed universal life insurance policies sold through The Maritime Life Assurance Company (Maritime), a majority-owned subsidiary of the Company, with benefits to policyholders and reclassified prior period balances from net investment income to benefits to policyholders. See Note 7 to the unaudited consolidated financial statements, Derivative and Hedging Instruments in the section entitled Derivatives Not Designated as Hedging Instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Although the implementation of Codification reduced the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, these subsidiaries remain in compliance with all regulatory and contractual obligations.

 Recent Acquisitions

  On October 1, 2001, The Maritime Life Assurance Company (Maritime), a majority-owned Canadian subsidiary of the Company, completed its purchase of the shares of Royal & Sun Alliance Life Insurance Company of Canada ("RSAF") for an amount of approximately $149.9 million, financed primarily by a public debt offering in Canada. RSAF's business includes life insurance, guaranteed interest savings and retirement products and segregated funds. The Company believes that this purchase will strengthen its competitive position in the Canadian market. The proforma results for the periods ending September 30, 2001 and 2000, assuming the acquisitions of RSAF had taken place as of the beginning of 2001 and 2000, respectively, would not be materially different from the reported results.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association. The transaction was accounted for as a purchase and the results of operations are included in the accompanying financial statements since the date of acquisition. The fair values of assets acquired and liabilities assumed were $252.1 million and $199.1 million, respectively. The net losses related to the acquired operations included in the Company's results for the three and nine month periods ended September 30, 2001 were $2.7 million and $4.0 million, respectively. The pro forma results for the three and nine month periods ended September 30, 2001 and 2000, respectively, assuming the acquisition had taken place at the beginning of the periods presented, would not be materially different from the reported results.

  On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis). The pro forma results for the three and nine month periods ended September 30, 2000, assuming the acquisition of Fortis had taken place as of the beginning of 2000, would not be materially different from the reported results.

Note 2. Transactions with Parent

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of service fee charged to JHFS was $5.9 million and $22.6 million for the three and nine month periods ended September 30, 2001, respectively. No such service fee was charged to JHFS during the comparable prior year periods. During the nine month periods ended September 30, 2001 and 2000, the Company declared dividends to JHFS of $250.0 million and $466.0 million, respectively, of which $266.0 million was unpaid at September 30, 2000.

  On November 5, 2001, the Board of Directors of the Company approved a plan whereby the Company will dividend its ownership of Direct Foreign Operations
(DFO) and its remaining 55% ownership of Maritime to JHFS. In addition, the board approved the payment by the Company to JHFS of a cash dividend of approximately $11.0 million. The Company expects to complete these transactions in the fourth quarter of 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3. Segment Information

  The Company operates in the following five business segments: two segments primarily serve retail customers, two segments serve institutional customers and our fifth segment is the Corporate and Other Segment, which includes our international operations. Our retail segments are the Protection Segment and the Asset Gathering Segment. Our institutional segments are the Guaranteed and Structured Financial Products Segment (G&SFP) and the Investment Management Segment. For additional information about the Company's business segments, refer to the Company's 2000 Form 10-K, as amended.

  The following tables summarize selected financial information by segment for the three and nine month periods ended or as of September 30, 2001 and 2000, respectively, and reconciles segment revenues and segment after-tax operating income to amounts reported in the unaudited consolidated statements of income (in millions). Included in the Protection Segment for 2001 are the closed block assets and liabilities, as well as the contribution from the closed block, which is reflected in "Revenues" in the table below (see Note 6).

                                                   Retail                   Institutional
                                        Retail      Asset     Institutional   Investment    Corporate
                                      Protection  Gathering       G&SFP       Management    and Other    Consolidated
                                      ----------  ----------  -------------  -------------  ----------  --------------
As of or for the three months ended
 September 30, 2001
Revenues:
 Segment revenues..................   $   395.2   $   296.2    $   474.2       $   33.2     $   441.2     $ 1,640.0
 Net realized investment and other
  gains (losses), net..............        (0.9)        9.7        (57.8)            --          (6.9)        (55.9)
                                      ---------   ---------    ---------       --------     ---------     ---------
 Revenues..........................   $   394.3   $   305.9    $   416.4       $   33.2     $   434.3     $ 1,584.1
                                      =========   =========    =========       ========     =========     =========
 Net investment income.............   $   150.3   $   130.9    $   455.3       $    8.9     $    76.5     $   821.9
Net Income:
 Segment after-tax operating
  income...........................        67.4        41.0         62.9            7.0          23.8         202.1
 Net realized investment and other
  gains (losses), net..............        (0.4)        6.6        (36.9)            --          (4.0)        (34.7)
 Restructuring charges.............        (1.0)       (0.3)          --           (0.2)         (1.5)         (3.0)
 Surplus tax.......................         1.5          --          2.1             --           0.2           3.8
                                      ---------   ---------    ---------       --------     ---------     ---------
 Net income........................   $    67.5   $    47.3    $    28.1       $    6.8          18.5     $   168.2
                                      =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues............          --          --           --       $    6.5     $    (6.5)           --
 Equity in net income of investees
  accounted for by the equity
  method....................          $     5.1   $     2.2    $     7.9            3.4          (7.3)    $    11.3
 Amortization of deferred policy
  acquisition costs, excluding
  amounts related to net realized
  investment gains (losses)........        31.4        22.5          0.4             --           9.7          64.0
 Segment assets....................   $27,676.6   $13,835.4    $32,373.3       $2,792.9     $12,315.1     $88,993.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                   Retail                    Institutional
                                        Retail      Asset     Institutional   Investment    Corporate
                                      Protection  Gathering       G&SFP       Management    and Other    Consolidated
                                      ----------  ----------  -------------  -------------  ----------  --------------
As of or for the three months
 ended September 30, 2000
Revenues:
 Segment revenues...................  $   379.9   $   297.2    $   483.5       $   45.4     $   421.8     $ 1,627.8
 (Net realized investment and
  other gains losses), net..........       (2.9)        4.2        (18.0)           1.1          14.4          (1.2)
                                      ---------   ---------    ---------       --------     ---------     ---------
 Revenues...........................  $   377.0   $   301.4    $   465.5       $   46.5     $   436.2     $ 1,626.6
                                      =========   =========    =========       ========     =========     =========
Net investment income...............  $   141.2   $   111.5    $   438.2       $    7.0     $    94.1     $   792.0
Net Income:
 Segment after-tax operating
  income............................       71.6        38.4         52.3            7.8          28.8         198.9
 Net realized investment and
  other gains (losses), net.........       (1.9)        2.6        (11.3)           0.7           7.2          (2.7)
 Restructuring charges..............       (1.8)       (0.4)        (0.1)            --          (0.1)         (2.4)
 Surplus tax........................        5.5         0.4          4.0             --          (2.6)          7.3
                                      ---------   ---------    ---------       --------     ---------     ---------
 Net income.........................  $    73.4   $    41.0    $    44.9       $    8.5     $    33.3     $   201.1
                                      =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues.............         --          --           --       $    9.7     $    (9.7)           --
 Equity in net income of
  investees accounted for by the
  equity method.....................  $    (2.8)  $    (1.5)   $    (0.4)          (2.5)         13.1     $     5.9
 Amortization of deferred policy
  acquisition costs, excluding
  amounts related to net
  realized investment gains
  (losses)..........................       21.2        17.5          0.8             --          10.9          50.4
 Segment assets.....................  $27,175.7   $14,439.1    $31,061.8       $2,149.6     $12,124.3     $86,950.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                Retail                   Institutional
                                                    Retail      Asset     Institutional   Investment    Corporate
                                                  Protection  Gathering       G&SFP       Management    and Other    Consolidated
                                                  ----------  ----------  -------------  -------------  ----------  --------------
As of or for the nine months ended September
 30, 2001
Revenues:
 Segment revenues...............................  $ 1,131.3   $   880.0    $ 1,462.6       $   99.7     $ 1,350.2     $ 4,923.8
 Net realized investment and other gains
  (losses), net.................................      (38.8)       (1.5)       (81.3)          (0.1)         19.4        (102.3)
                                                  ---------   ---------    ---------       --------     ---------     ---------
 Revenues.......................................  $ 1,092.5   $   878.5    $ 1,381.3       $   99.6     $ 1,369.6     $ 4,821.5
                                                  =========   =========    =========       ========     =========     =========
 Net investment income..........................  $   440.2   $   373.5    $ 1,386.5       $   18.1     $   241.9     $ 2,460.2
Net Income:
 Segment after-tax operating income.............      212.9       109.9        180.2           17.0          63.7         583.7
 Net realized investment and other gains
  (losses), net.................................      (24.0)         --        (51.3)          (0.1)         11.7         (63.7)
 Restructuring charges..........................       (3.8)      (15.4)        (0.7)          (0.7)         (1.7)        (22.3)
 Cumulative effect of accounting changes........       11.7        (0.5)        (1.2)          (0.2)         (2.6)          7.2
 Surplus tax....................................        1.5          --          2.1             --           0.2           3.8
                                                  ---------   ---------    ---------       --------     ---------     ---------
 Net income.....................................  $   198.3   $    94.0    $   129.1       $   16.0     $    71.3     $   508.7
                                                  =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues.........................         --          --           --       $   21.2     $   (21.2)           --
 Equity in net income of investees accounted
  for by the equity method......................  $     9.9   $     6.1    $    16.0            3.8          21.0     $    56.8
 Amortization of deferred policy acquisition
  costs, excluding amounts related to net
  realized investment gains (losses)............       83.3        59.5          1.9             --          48.7         193.4
 Segment assets.................................  $27,676.6   $13,835.4    $32,373.3       $2,792.9     $12,315.1     $88,993.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                Retail                   Institutional
                                                    Retail      Asset     Institutional   Investment    Corporate
                                                  Protection  Gathering       G&SFP       Management    and Other    Consolidated
                                                  ----------  ----------  -------------  -------------  ----------  --------------
As of or for the nine months ended September
 30, 2000
Revenues:
 Segment revenues...............................  $ 1,169.1   $   894.1    $ 1,583.0       $  173.3     $ 1,304.0     $ 5,123.5
 Net realized investment and other gains
  (losses), net.................................       11.6        10.1        (38.9)           1.7          93.6          78.1
                                                  ---------   ---------    ---------       --------     ---------     ---------
 Revenues.......................................  $ 1,180.7   $   904.2    $ 1,544.1       $  175.0     $ 1,397.6     $ 5,201.6
                                                  =========   =========    =========       ========     =========     =========
 Net investment income..........................  $   456.9   $   327.4    $ 1,287.0       $   17.3     $   320.0     $ 2,408.6
Net Income:
 Segment after-tax operating income.............      195.4       104.0        161.6           40.2          78.8         580.0
 Net realized investment and other gains
  (losses), net.................................        7.1         6.3        (24.4)           1.0          57.4          47.4
 Restructuring charges..........................       (5.4)       (1.4)        (2.3)            --          (1.0)        (10.1)
 Group pension dividend transfer................         --          --          5.7             --            --           5.7
 Demutualization expenses.......................       (0.2)       (0.1)        (0.2)            --          (0.2)         (0.7)
 Other demutualization related costs............       (6.7)       (1.4)        (1.7)            --          (0.4)        (10.2)
 Surplus tax....................................        8.4         0.5          5.5             --           0.1          14.5
                                                  ---------   ---------    ---------       --------     ---------     ---------
 Net income.....................................  $   198.6   $   107.9    $   144.2       $   41.2     $   134.7     $   626.6
                                                  =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues.........................         --          --           --       $   31.2     $   (31.2)           --
 Equity in net income of investees accounted
  for by the equity method......................  $     2.9   $     1.7    $     5.9            5.5          71.6     $    87.6
 Amortization of deferred policy acquisition
  costs, excluding amounts related to net
  realized investment gains (losses)............       46.9        53.6          2.2             --          41.1         143.8
 Segment assets.................................  $27,175.7   $14,439.1    $31,061.8       $2,149.6     $12,124.3     $86,950.5

Note 4. Severance

  As part of JHFS's on-going Competitive Position Project, the Company participated in a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 798 employees have been or will be terminated. As of September 30, 2001 and December 31, 2000, the liability for employee termination costs, included in other liabilities was $19.3 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $4.4 million and $3.6 million for the three months ended September 30, 2001 and 2000 and $35.0 million and $16.6 million for the nine months ended September 30, 2001 and 2000, respectively. Of the total number of employees affected, approximately 794 employees were terminated as of September 30, 2001, having received benefit payments of approximately $62.1 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5. Contingencies

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of September 30, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $43.1 million and $224.0 million at September 30, 2001 and December 31, 2000, respectively. There were no additional reserves recorded related to the settlement for the three and nine month periods ended September 30, 2001 and 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional cost related to the settlement cannot be estimated with precision.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly owned subsidiaries of the Company. The Company retained its group long-term care insurance operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated run-off of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $127.0 million on March 1, 2001. The letter of credit facility and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectable reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of September 30, 2001, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectable. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6. Closed Block

  Under the Plan, the Company created a closed block for the benefit of policies included therein. The following table sets forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                      September 30     December 31
                                                                                          2001            2000
                                                                                      ------------     -----------
                                                                                             (in millions)
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
 (fair value: September 30--$106.1; December 31--$2,327.4)..........................     $   108.1      $ 2,269.9
 Available-for-sale-at fair value
 (cost: September 30--$5,101.6; December 31--$2,378.7)..............................       5,298.5        2,353.0
Equity securities:
 Available-for-sale--at fair value
 (cost: September 30--$10.3; December 31--$5.3).....................................          11.5            6.3
Mortgage loans on real estate.......................................................       1,831.4        1,930.6
Policy loans........................................................................       1,548.6        1,540.6
Short-term investments..............................................................          11.7           62.1
Other invested assets...............................................................          64.5           40.7
                                                                                         ---------      ---------
  Total Investments.................................................................       8,874.3        8,203.2

Cash and cash equivalents...........................................................         174.8          305.6
Accrued investment income...........................................................         164.9          149.3
Premiums and accounts receivable....................................................          22.6           27.1
Deferred policy acquisition costs...................................................         778.7          947.3
Other assets........................................................................          88.0           77.5
                                                                                         ---------      ---------
  Total Closed Block Assets.........................................................     $10,103.3      $ 9,710.0
                                                                                         =========      =========

LIABILITIES
Future policy benefits..............................................................     $10,105.1      $ 9,910.5
Policyholders' funds................................................................       1,492.1        1,459.5
Other liabilities...................................................................         676.0          665.9
                                                                                         ---------      ---------
  Total Closed Block Liabilities....................................................     $12,273.2      $12,035.9
                                                                                         =========      =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     The following table sets forth certain summarized financial information relating to the closed block for the periods indicated:

                                                                                                       For the Period
                                                            Three Months  Three Months  Nine Months      February 1
                                                               Ended         Ended         Ended          Through
                                                            September 30  September 30  September 30    September 30
                                                                2001          2000          2001            2000
                                                            ------------  ------------  ------------  ----------------
                                                                                 (in millions)
Revenues
 Premiums...................................................  $226.8        $217.2       $  672.0        $  619.0
 Net investment income......................................   167.5         155.8          500.0           423.1
 Net realized investment and other gains (losses), net......     5.9           1.4           (3.2)            1.3
 Other closed block revenue (expense).......................      --          (0.2)           0.4            (0.4)
                                                              ------        ------       --------        --------
  Total closed block revenues...............................   400.2         374.2        1,169.2         1,043.0
Benefits and Expenses
 Benefits to policyholders..................................   248.5         203.1          717.3           613.4
 Other operating costs and expenses..........................   (2.7)         (3.4)          (6.6)           (9.1)
 Amortization of deferred policy acquisition costs..........    12.1          27.1           51.4            55.5
 Dividends to policyholders.................................   108.1         108.0          336.2           292.5
                                                              ------        ------       --------        --------
 Total closed block benefits and expenses...................   366.0         334.8        1,098.3           952.3
                                                              ------        ------       --------        --------
  Contribution from  the closed block.......................  $ 34.2        $ 39.4       $   70.9        $   90.7
                                                              ======        ======       ========        ========


Note 7. Derivatives and Hedging Instruments

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

     The fair value of derivative instruments classified as assets at September 30, 2001 was $180.1 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at September 30, 2001 was $717.6 million, and appears on the consolidated balance sheet in other liabilities.

     In certain of these cases, the Company uses hedge accounting as allowed by SFAS No. 133, as amended, by designating derivative instruments as either fair value or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains and losses.

 Fair Value Hedges

     The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

     The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

     The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

     The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     For the three and nine month periods ended September 30, 2001, the Company recognized a net loss of $40.7 million and $39.8 million, respectively, related to the ineffective portion of its fair value hedges, and a net loss of $6.1 million and $7.2 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the three and nine month periods ended September 30, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

     The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future asset acquisitions, which will support the Company's long-term care insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts.

     The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses.

     For the three and nine month periods ended September 30, 2001, the Company recognized a net gain of $1.2 million and $0.7 million, respectively, related to the ineffective portion of its cash flow hedges, and a net gain of $46.9 million and $24.3 million, respectively, related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. For the three and nine month periods ended September 30, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

     For both the three and nine month periods ended September 30, 2001, a net loss of $0.5 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.4 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

     For the three and nine month periods ended September 30, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

     The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the three and nine month periods ended September 30, 2001, $34.2 million and $14.2 million of gains (net of tax of $18.4 million and $7.6 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $37.0 million (net of tax of $19.9 million).

 Derivatives Not Designated as Hedging Instruments

     The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

     The Company enters into equity indexed futures contracts and equity indexed option contracts and equity swaps to generate investment return related to equity indexed universal life insurance policies. For the three month periods ended September 30, 2001 and 2000, $(11.4) million and $0.1 million, respectively, and for the nine month periods ended September 30, 2001 and 2000, $19.1 million and $(35.3) million, respectively, of gains and losses on these derivatives are included in benefits to policyholders and are offset by crediting similar amounts to policyholders' accounts.

Note 8. Related Party Transactions

     Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules listed in the Index at
Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                         -----------------------
                                                            2000         1999
                                                         ----------   ----------
                                                              (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
  Held-to-maturity--at amortized cost
  (fair value: 2000--$11,651.2; 1999--$13,438.7)......    $11,888.6    $13,790.2
  Available-for-sale--at fair value (cost:
  2000--$15,790.3; 1999--$17,150.9)...................     16,023.5     16,959.2
Equity securities:
  Available-for-sale--at fair value (cost:
  2000--$830.6; 1999--$1,086.2).......................      1,094.9      1,230.2
  Trading securities--at fair value (cost:
  2000--$193.4; 1999--$53.8)..........................        231.6         84.1
Mortgage loans on real estate.........................      8,968.9     10,733.0
Real estate...........................................        519.0        548.5
Policy loans..........................................        428.6      1,938.8
Short-term investments................................        151.9        166.9
Other invested assets.................................      1,353.0      1,311.1
                                                          ---------    ---------
  Total Investments...................................     40,660.0     46,762.0
Cash and cash equivalents.............................      2,841.2      1,797.7
Accrued investment income.............................        585.9        652.0
Premiums and accounts receivable......................        210.8        215.6
Deferred policy acquisition costs.....................      2,388.5      3,142.7
Reinsurance recoverable--Note 9.......................      2,829.0      2,246.0
Other assets..........................................      2,100.6      1,724.8
Closed block assets--Note 6...........................      9,710.0           --
Separate accounts assets..............................     26,454.8     28,047.6
                                                          ---------    ---------
  Total Assets........................................    $87,780.8    $84,588.4
                                                          =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                         -----------------------
                                                            2000         1999
                                                         ----------   ----------
                                                              (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.................................   $22,996.4    $31,106.2
Policyholders' funds...................................    15,722.9     15,562.3
Unearned revenue.......................................       671.3        490.2
Unpaid claims and claim expense reserves...............       253.7        358.9
Dividends payable to policyholders.....................       130.8        472.8
Short-term debt--Note 7................................       245.3        453.8
Long-term debt--Note 7.................................       534.0        536.9
Income taxes--Note 5...................................       428.8        161.8
Other liabilities......................................     2,600.7      2,551.2
Closed block liabilities--Note 6.......................    12,035.9           --
Separate accounts liabilities..........................    26,454.8     28,047.6
                                                          ---------    ---------
  Total Liabilities....................................    82,074.6     79,741.7
Minority interest--Note 8..............................       290.3         93.5
Commitments and contingencies--Note 11
Shareholder's Equity--Note 12
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding............................        10.0           --
Additional paid in capital.............................     4,998.9           --
Retained earnings......................................       330.1      4,782.9
Accumulated other comprehensive income (loss)..........        76.9        (29.7)
                                                          ---------    ---------
  Total Shareholder's Equity...........................     5,415.9      4,753.2
                                                          ---------    ---------
  Total Liabilities and Shareholder's Equity...........   $87,780.8    $84,588.4
                                                          =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                    Year Ended December 31,
                                                                                ------------------------------
                                                                                  2000       1999       1998
                                                                                --------   --------   --------
                                                                                         (in millions)
Revenues
Premiums......................................................................  $2,190.4   $2,411.3   $2,109.0
Universal life and investment-type product charges............................     746.7      703.3      597.0
Net investment income--Note 3.................................................   3,251.0    3,568.5    3,328.0
Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating pension
 contractholders ($6.0, $85.8 and $120.3, respectively)--Notes 1, 3, and 13...      83.9      175.2      106.1
Investment management revenues, commissions and other fees....................     764.8      680.9      659.7
Other revenue (expense).......................................................     (13.9)       0.1       10.3
Contribution from the closed block--Note 6....................................     124.1         --         --
                                                                                --------   --------   --------
  Total revenues..............................................................   7,147.0    7,539.3    6,810.1
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment gains credited to participating pension contractholders
 ($6.9, $35.3, $79.1, respectively)--Notes 1, 3, and 13.......................   4,092.5    5,133.0    4,082.6
Other operating costs and expenses............................................   1,507.7    1,384.4    1,357.8
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment gains (losses)
 (($0.9), $50.5 and $41.2, respectively)--Notes 1, 3 and 13...................     183.8      164.2      261.2
Dividends to policyholders....................................................     157.3      501.6      473.2
Demutualization expenses......................................................      10.6       96.2       18.0
                                                                                --------   --------   --------
  Total benefits and expenses.................................................   5,951.9    7,279.4    6,192.8
                                                                                --------   --------   --------
Income before income taxes, minority interest and cumulative effect of
 accounting change............................................................   1,195.1      259.9      617.3
Income taxes--Note 5..........................................................     344.4       97.9      174.1
                                                                                --------   --------   --------
Income before minority interest and cumulative
 effect of accounting change..................................................     850.7      162.0      443.2
Minority interest--Note 8.....................................................     (10.6)      (1.6)      (1.1)
                                                                                --------   --------   --------
Income before cumulative effect of accounting change..........................     840.1      160.4      442.1
Cumulative effect of accounting change, net of tax--Note 1....................        --       (9.7)        --
                                                                                --------   --------   --------
Net income....................................................................  $  840.1   $  150.7   $  442.1
                                                                                ========   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME


                                                                         Accumulated
                                                 Additional                  Other           Total
                                         Common   Paid In    Retained    Comprehensive    Shareholder's
                                         Stock    Capital     Earnings   Income (Loss)       Equity
                                         ------  ----------  ---------  --------------  ----------------
(in millions)
Balance at January 1, 1998..............                     $4,190.1      $ 446.7         $4,636.8
Comprehensive income:
 Net income.............................                        442.1                         442.1
Other comprehensive income, net
 of tax:
 Net unrealized gains (losses)..........                                    (148.6)          (148.6)
 Foreign currency translation
  adjustment............................                                      (6.0)            (6.0)
 Minimum pension liability..............                                      (8.8)            (8.8)
                                                                                           --------
Comprehensive income....................                                                      278.7
                                                             --------      -------         --------
Balance at December 31, 1998............                      4,632.2        283.3          4,915.5
Comprehensive income:
 Net income.............................                        150.7                         150.7
Other comprehensive income, net
 of tax:
 Net unrealized gains (losses)..........                                    (307.0)          (307.0)
 Foreign currency translation
  adjustment............................                                      16.9             16.9
 Minimum pension liability..............                                     (22.9)           (22.9)
                                                                                           --------
Comprehensive income....................                                                     (162.3)
                                                             --------      -------         --------
Balance at December 31, 1999............                     $4,782.9      $ (29.7)        $4,753.2
                                                             ========      =======         ========


The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

             CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME--(CONTINUED)


                                                                            Accumulated
                                                   Additional                   Other           Total
                                           Common    Paid In    Retained    Comprehensive    Shareholder's
                                            Stock    Capital    Earnings    Income (Loss)       Equity
                                           ------  ----------  ----------  --------------  ----------------
(in millions)
Balance at December 31, 1999..........        --          --   $ 4,782.9      $(29.7)         $4,753.2
Demutualization transaction...........     $10.0    $4,956.4    (4,826.9)                        139.5
Comprehensive income:
 Net income before
  demutualization.....................                              44.0                          44.0
 Net income after
  demutualization.....................                             796.1                         796.1
                                                               ---------                      --------
 Net income for the year..............                             840.1                         840.1
Other comprehensive income,
 net of tax:
 Net unrealized gains (losses)........                                         122.0             122.0
 Foreign currency translation
  adjustment..........................                                         (19.1)            (19.1)
 Minimum pension liability............                                           8.2               8.2
                                                                              ------          --------
Comprehensive income..................                                                           951.2
Capital contributions from
 parent company.......................                  42.5                                      42.5
Dividend paid to parent
 company..............................                            (466.0)                       (466.0)
Minority interest.....................                                          (4.5)             (4.5)
                                           -----    --------   ---------      ------          --------
Balance at December 31, 2000..........     $10.0    $4,998.9   $   330.1      $ 76.9          $5,415.9
                                           =====    ========   =========      ======          ========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                            Year Ended December 31,
                                                                      -------------------------------------
                                                                        2000         1999          1998
                                                                      ----------  -----------  ------------
                                                                                 (in millions)
Cash flows from operating activities:
 Net income........................................................   $   840.1   $    150.7    $    442.1
  Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization of discount--fixed maturities.......................      (121.8)       (77.9)        (55.6)
  Realized investment gains, net...................................       (83.9)      (175.2)       (106.1)
  Change in deferred policy acquisition costs......................      (334.0)      (281.3)       (173.8)
  Depreciation and amortization....................................        98.6         74.3          90.2
  Net cash flows from trading securities...........................      (147.5)       (16.2)          4.2
  (Increase) decrease in accrued investment income.................       (70.0)      (116.3)         21.9
  Decrease in premiums and accounts receivable.....................         0.8         11.8         131.3
  Increase in other assets and other liabilities, net..............      (546.4)      (218.7)       (427.4)
  Increase in policy liabilities and accruals, net.................     1,776.9      2,253.6       1,347.4
  Loss on sale of subsidiaries.....................................          --         21.3            --
  Increase (decrease) in income taxes..............................       434.6         (4.2)         16.6
  Initial cash transferred to the closed block.....................      (158.6)          --            --
  Contribution from the closed block...............................      (124.1)          --            --
                                                                      ---------   ----------    ----------
Net cash provided by operating activities..........................     1,564.7      1,621.9       1,290.8
Cash flows from investing activities:
  Sales of:
  Fixed maturities held-to-maturity................................          --         28.7           8.5
  Fixed maturities available-for-sale..............................     4,896.8      9,824.0      21,079.2
  Equity securities available-for-sale.............................       742.9        182.7         249.2
  Real estate......................................................        66.4      1,286.3         640.3
  Short-term investments and other invested assets.................       101.9        764.4         926.3
Maturities, prepayments and scheduled
 redemptions of:
  Fixed maturities held-to-maturity................................     1,553.9      1,777.1       2,166.9
  Fixed maturities available-for-sale..............................     1,394.2      1,880.3       2,162.3
  Short-term investments and other invested assets.................       459.9        311.8          79.4
  Mortgage loans on real estate....................................     1,429.9      1,509.0       1,849.8
Purchases of:
  Fixed maturities held-to-maturity................................    (1,860.8)    (2,715.1)     (2,428.5)
  Fixed maturities available-for-sale..............................    (7,553.0)   (12,660.6)    (24,118.7)
  Equity securities available-for-sale.............................      (511.6)      (384.1)       (384.5)
  Real estate......................................................       (46.0)      (197.2)       (152.0)
  Short-term investments and other invested assets.................      (818.5)      (715.4)     (1,103.0)
  Mortgage loans on real estate issued.............................    (1,605.8)    (2,410.7)     (2,265.3)
 Cash received related to acquisition of business..................       141.3           --            --
  Net cash received (paid) related to sale of subsidiaries.........       267.2       (206.5)           --
  Net cash paid for acquisition of
   subsidiary......................................................          --       (200.4)           --
 Other, net........................................................        22.8         (7.9)        (13.0)
                                                                      ---------   ----------    ----------
 Net cash used in investing activities.............................    (1,318.5)    (1,933.6)     (1,303.1)
                                                                      =========   ==========    ==========


The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 Year Ended December 31,
                                                                            ---------------------------------
                                                                               2000        1999         1998
                                                                            ---------   ---------    ---------
                                                                                      (in millions)
Cash flows from financing activities:
 Issuance of common stock.................................................  $    10.0          --           --
 Contribution from Parent.................................................    1,552.0
 Payments to eligible policyholders under Plan of Reorganization..........   (1,076.7)         --           --
 Dividend paid to parent company..........................................     (466.0)         --           --
 Proceeds from issuance of preferred stock................................         --   $    68.2           --
 Universal life and investment--type contract deposits....................    8,148.3     8,365.9    $ 8,214.8
 Universal life and investment-type contract maturities and withdrawals...   (7,158.8)   (8,144.0)    (7,204.1)
 Issuance of long-term debt...............................................       20.0         6.0         77.0
 Repayment of long-term debt..............................................      (73.2)      (15.5)      (298.1)
 Net (decrease) increase in commercial paper..............................     (158.3)      (30.5)        60.4
                                                                            ---------   ---------    ---------
  Net cash provided by financing activities...............................      797.3       250.1        850.0
                                                                            ---------   ---------    ---------
  Net increase (decrease) in cash and cash equivalents....................    1,043.5       (61.6)       837.7
Cash and cash equivalents at beginning of year............................    1,797.7     1,859.3      1,021.6
                                                                            ---------   ---------    ---------
Cash and cash equivalents at end of year..................................  $ 2,841.2   $ 1,797.7    $ 1,859.3
                                                                            =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Summary of Significant Accounting Policies

     John Hancock Life Insurance Company (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

  Reorganization and Initial Public Offering

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In addition, the Company established a closed block, to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. Less than majority-owned entities in which the Company has at least a 20% interest are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated.

     As of October 1, 2000, the Company sold 100% of the common stock of John Hancock Reassurance Company Ltd. (JHReCO), a Bermuda based subsidiary, to JHFS for cash of $44.9 million. The sale has been accounted for as a de-pooling of interests, and accordingly all prior period consolidated financial statements have been restated to exclude the results of operations, financial position, and cash flows of JHReCO from the Company's financial statements. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net investment income.

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a carrying value of $43.7 million, $979.7 million and $512.0 million were sold in 2000, 1999 and 1998, respectively. As of December 31, 2000, the plan to divest the Company of the majority of its commercial real estate portfolio is substantially complete.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity. The net unrealized gain (losses) on derivatives hedging available-for-sale instruments included in shareholder's equity was ($181.2) million, $86.1 million, and ($128.1) million, at December 31, 2000, 1999 and 1998, respectively. The change in net unrealized gain (losses) for derivatives recorded as part of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 was ($267.3) million, $214.2 million, and ($68.4) million, respectively. The fair value of those derivatives used to hedge items other than available-for-sale instruments is not recognized in the financial statements.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Property and casualty insurance premiums are recognized as earned over the terms of the contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 12.6% for group annuity liabilities.

     Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. As of December 31, 2000, the Company had approximately $6.3 billion of funding agreements, none of which contains early termination provisions. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 4.6% to 16.0% for investment-type products.

     Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Property and casualty reserves include loss reserve estimates based on claims reported and unreported and estimates of future expenses to be incurred in settlement of the claims provided for in the loss reserves estimates. These liabilities include estimates of future trends in claim severity and frequency and other factors that could vary as the losses are ultimately settled. During 1999, the Company sold the rest of its property and casualty business.

  Participating Insurance

     Participating business represents approximately 86.3%, 88.1%, and 87.7% of the Company's life insurance in force, 97.9%, 98.3%, and 98.4% of the number of life insurance policies in force, and 99.6%, 97.4%, and 97.3% of life insurance premiums in 2000, 1999 and 1998, respectively.

     The portion of earnings allocated to participating pension contractholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $182.9 million, $214.7 million, and $302.4 million in 2000, 1999 and 1998, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

  Goodwill and Value of Business Acquired

     The excess of cost over the fair value of the net assets of businesses acquired was $228.6 million and $155.3 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated balance sheets. Goodwill is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $63.6 million and $43.3 million at December 31, 2000 and 1999, respectively. Amortization expense included in other operating costs and expenses was $20.3 million, $9.7 million, and $9.1 million, in 2000, 1999 and 1998, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment may exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

     The Company records an asset representing the present value of future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $340.0 million and $112.4 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated financial statements. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $4.9 million, $1.3 million and $1.7 million in 2000, 1999 and 1998 respectively.

     On October 1, 1999, The Maritime Life Assurance Company (Maritime), an indirect majority owned subsidiary of the Company, completed its purchase of Aetna Canada Holdings Limited (Aetna Canada) for approximately $296 million. On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165 million. The acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values recorded as goodwill. The goodwill calculation related to the Fortis acquisition is preliminary and further refinements might be necessary and are expected to be finalized in 2001. The unaudited pro forma revenues and net income, assuming that the acquisition of Aetna Canada had occurred at the beginning of 1999, were $7,899.2 million and $158.4 million, respectively, for the year ended December 31, 1999. The pro forma results, assuming the acquisition of Fortis had taken place as of the beginning of 2000 and 1999, respectively, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

  Foreign Currency Translation

     The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

  Severance

     In 1999, the Company initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

     In connection with the restructuring plan, approximately 391 employees have been or will be terminated. These employees are or have been associated with operations in our Boston office and outside the home office. As of December 31, 2000, the liability for employee termination costs included in other liabilities was $20.6 million. Employee termination costs, included in other operating costs and expenses, were $18.8 million and $26.3 million for the years ended December 31, 2000 and 1999, respectively. Of the total number of employees affected, approximately 364 have been terminated, having received benefit payments of approximately $24.5 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Accounting Changes

     In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 and 1998 of $93.6 million and $11.7 million, respectively (net of tax of $2.6 million and $6.3 million, respectively). The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and (2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

     In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, requires that start-up costs capitalized prior to January 1, 1999 be written-off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

     In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 was adopted by the Company on January 1, 1999. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements.

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains. As a result, such amounts will not be included in the determination of the Company's segment after tax operating income.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $58.8 million (net of tax of $31.7 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in a charge to operations of $26.2 million (net of tax of $14.1 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $12.1 billion of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $178.6 million (net of tax of $96.2 million) as of January 1, 2001.

     In September 2000, the FASB issued SFAS No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. The Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiaries' statutory-basis capital and surplus, the Company and its domestic subsidiaries will remain in compliance with all regulatory and contractual obligations.

Note 2-- Transactions with Parent

     The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of the service fee charged to JHFS was $19.8 million in 2000.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

     The following information summarizes the components of net investment income and realized investment gains, net:

                                                                            Year Ended December 31,
                                                                        -------------------------------
                                                                          2000       1999       1998
                                                                        --------   --------   ---------
                                                                                 (in millions)
Net Investment Income
 Fixed maturities...................................................    $2,281.6   $2,495.5    $2,207.5
 Equity securities..................................................        50.3       62.6        18.7
 Mortgage loans on real estate......................................       742.1      831.7       781.2
 Real estate........................................................        97.1      158.4       415.7
 Policy loans.......................................................        24.5      109.8       111.9
 Short-term investments.............................................       146.1       92.3        45.3
 Other..............................................................       183.0      165.3       181.3
                                                                        --------   --------    --------
 Gross investment income............................................     3,524.7    3,915.6     3,761.6
  Less investment expenses..........................................       273.7      347.1       433.6
                                                                        --------   --------    --------
  Net investment income.............................................    $3,251.0   $3,568.5    $3,328.0
                                                                        ========   ========    ========
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs and
 Amounts Credited to Participating Pension Contractholders
 Fixed maturities...................................................    $ (128.6)  $  (34.5)   $  110.3
 Equity securities..................................................       204.7      113.5       115.2
 Mortgage loans on real estate and real estate......................       (13.1)     143.5       (15.6)
 Derivatives and other invested assets..............................        26.9       38.5        16.5
 Amortization adjustment for deferred policy acquisition costs......         0.9      (50.5)      (41.2)
 Amounts credited to participating pension contractholders..........        (6.9)     (35.3)      (79.1)
                                                                        --------   --------    --------
 Net realized investment gains, net of related amortization of deferred  policy acquisition costs and amounts credited to
  participating  pension contractholders............................    $   83.9   $  175.2    $  106.1
                                                                        ========   ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     Gross gains of $308.7 million in 2000, $192.3 million in 1999, and $267.8 million in 1998, and gross losses of $123.6 million in 2000, $176.8 million in 1999, and $92.9 million in 1998, were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                          Gross       Gross
                                                             Amortized  Unrealized  Unrealized     Fair
                                                               Cost       Gains       Losses       Value
                                                             ---------  ----------  ----------  -----------
                                                                             (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.......................................  $10,691.1   $  459.2     $665.7     $10,484.6
Mortgage-backed securities.................................    1,104.2       10.3       48.2       1,066.3
Obligations of states and political subdivisions...........       87.7        3.0        0.7          90.0
Debt securities issued by foreign governments..............        5.6        4.7         --          10.3
                                                             ---------   --------     ------     ---------
 Total.....................................................  $11,888.6   $  477.2     $714.6     $11,651.2
                                                             =========   ========     ======     =========
Available-for-Sale:
Corporate securities.......................................  $10,793.5   $  485.5     $415.6     $10,863.4
Mortgage-backed securities.................................    3,430.4       82.2       25.2       3,487.4
Obligations of states and political subdivisions...........       24.8        1.7         --          26.5
Debt securities issued by foreign governments..............    1,354.1      112.3       12.7       1,453.7
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies.....................      187.5        5.3        0.3         192.5
                                                             ---------   --------     ------     ---------
  Total fixed maturities...................................   15,790.3      687.0      453.8      16,023.5
Equity securities..........................................      830.6      360.0       95.7       1,094.9
                                                             ---------   --------     ------     ---------
  Total....................................................  $16,620.9   $1,047.0     $549.5     $17,118.4
                                                             =========   ========     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

                                                                           Gross       Gross
                                                              Amortized  Unrealized  Unrealized     Fair
                                                                Cost       Gains       Losses       Value
                                                              ---------  ----------  ----------  -----------
                                                                             (in millions)
December 31, 1999
Held-to-Maturity:
Corporate securities........................................  $12,523.0    $390.3      $680.3     $12,233.0
Mortgage-backed securities..................................    1,188.4       5.0        68.5       1,124.9
Obligations of states and political subdivisions............       59.7       1.8         4.4          57.1
Debt securities issued by foreign governments...............        5.0       5.0          --          10.0
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies......................       14.1        --         0.4          13.7
                                                              ---------    ------      ------     ---------
 Total......................................................  $13,790.2    $402.1      $753.6     $13,438.7
                                                              =========    ======      ======     =========
Available-for-Sale:
Corporate securities........................................  $11,103.0    $304.0      $431.1     $10,975.9
Mortgage-backed securities..................................    4,168.5      18.6       109.9       4,077.2
Obligations of states and political subdivisions............       68.9       5.0          --          73.9
Debt securities issued by foreign governments...............    1,519.2      79.0        49.1       1,549.1
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies......................      291.3       1.6         9.8         283.1
                                                              ---------    ------      ------     ---------
 Total fixed maturities.....................................   17,150.9     408.2       599.9      16,959.2
Equity securities...........................................    1,086.2     305.9       161.9       1,230.2
                                                              ---------    ------      ------     ---------
 Total......................................................  $18,237.1    $714.1      $761.8     $18,189.4
                                                              =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                            Amortized     Fair
                                                              Cost        Value
                                                            ---------  ----------
                                                               (in millions)
Held-to-Maturity:
Due in one year or less.................................    $   901.6     $   919.4
Due after one year through five years...................      3,332.4       3,396.6
Due after five years through ten years..................      3,080.9       3,144.0
Due after ten years.....................................      3,469.5       3,124.9
                                                            ---------    ----------
                                                             10,784.4      10,584.9
Mortgage-backed securities..............................      1,104.2       1,066.3
                                                            ---------    ----------
  Total.................................................    $11,888.6     $11,651.2
                                                            =========    ==========
Available-for-Sale:
Due in one year or less.................................    $   567.0     $   575.6
Due after one year through five years...................      3,363.0       3,356.3
Due after five years through ten years..................      3,798.5       3,758.2
Due after ten years.....................................      4,631.4       4,846.0
                                                            ---------     ---------
                                                             12,359.9      12,536.1
Mortgage-backed securities..............................      3,430.4       3,487.4
                                                            ---------     ---------
  Total.................................................    $15,790.3     $16,023.5
                                                            =========     =========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $24.3 million and $8.5 million for the years ended December 31, 1999 and 1998, respectively, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of our property and casualty operations in 1999. The related net realized gains on the sales were $0.9 million in 1999. There were no such gains in 1998.

     The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2000, 1999 and 1998 amounted to $7.9 million, $15.4 million, and ($6.6) million, respectively.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $87.1 million and $278.1 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     For 2000, 1999 and 1998, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $162.3 million, $170.8 million, and $178.1 million, respectively.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

     Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below. Included in deductions in 2000 are $13.5 million of allowances for probable losses on mortgage loans transferred to the closed block.

                                                 Balance at                          Balance at
                                                 Beginning                             End of
                                                  of Year    Additions  Deductions      Year
                                                 ----------  ---------  ----------  ------------
                                                                 (in millions)
Year ended December 31, 2000
  Mortgage loans on real estate.................   $110.4     $  5.4      $ 45.8       $ 70.0
  Real estate to be disposed of.................     58.1       17.1        31.7         43.5
                                                   ------     ------      ------       ------
  Total.........................................   $168.5     $ 22.5      $ 77.5       $113.5
                                                   ======     ======      ======       ======
Year ended December 31, 1999
  Mortgage loans on real estate.................   $111.0     $ 39.3      $ 39.9       $110.4
  Real estate to be disposed of.................    112.0       22.5        76.4         58.1
                                                   ------     ------      ------       ------
  Total.........................................   $223.0     $ 61.8      $116.3       $168.5
                                                   ======     ======      ======       ======
Year ended December 31, 1998
  Mortgage loans on real estate.................   $127.3     $ 15.9      $ 32.2       $111.0
  Real estate to be disposed of.................     25.5       97.0        10.5        112.0
                                                   ------     ------      ------       ------
  Total.........................................   $152.8     $112.9      $ 42.7       $223.0
                                                   ======     ======      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000 and 1999, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                               December 31,
                                                              ---------------
                                                                2000    1999
                                                              -------  ------
                                                               (in millions)
Impaired mortgage loans on real estate with provision for
  losses..................................................    $ 57.6    $147.1
Provision for losses......................................     (16.8)    (43.2)
                                                              ------    ------
Net impaired mortgage loans on real estate................    $ 40.8    $103.9
                                                              ======    ======

     The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                Year Ended
                                                               December 31,
                                                          -----------------------
                                                           2000    1999     1998
                                                          ------  ------   ------
                                                              (in millions)
Average recorded investment in impaired loans.........    $102.4  $137.9   $210.8
Interest income recognized on impaired loans..........       2.9     4.9      2.7

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $68.3 million and $133.1 million as of December 31, 2000 and 1999, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                               Year Ended
                                                              December 31,
                                                           ------------------
                                                           2000  1999   1998
                                                           ----  -----  -----
                                                             (in millions)
Expected................................................   $5.8  $12.0  $23.7
Actual..................................................    5.2    7.9   12.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                Carrying       Geographic                        Carrying
Property Type                    Amount        Concentration                      Amount
-------------                 -------------    -------------                  --------------
                              (in millions)                                    (in millions)
Apartments..................    $2,082.4       East North Central............    $  907.8
Hotels......................       351.6       East South Central............       475.0
Industrial..................       784.3       Middle Atlantic...............     1,115.8
Office buildings............     1,990.2       Mountain......................       312.6
Retail......................     1,284.3       New England...................       682.5
1-4 Family..................        71.8       Pacific.......................     1,573.9
Mixed Use...................       234.9       South Atlantic................     1,678.9
Agricultural................     2,104.2       West North Central............       296.1
Other.......................       135.2       West South Central............       659.9
                                               Canada/Other..................     1,336.4
Allowance for losses........       (70.0)      Allowance for losses..........       (70.0)
                                --------                                         --------
 Total......................    $8,968.9        Total........................    $8,968.9
                                ========                                         ========

     Mortgage loans with outstanding principal balances of $27.8 million, bonds with amortized cost of $117.1 million and real estate with a carrying value of $1.1 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $9.5 million, $8.1 million, and $41.7 million in 2000, 1999, and 1998, respectively. Accumulated depreciation was $66.2 million and $60.5 million at December 31, 2000 and 1999, respectively.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $183.6 million and $201.7 million at December 31, 2000 and 1999, respectively. Total combined assets of these joint ventures and partnerships were $1,235.0 million and $1,134.2 million (consisting primarily of investments), and total combined liabilities were $313.0 million and $267.1 million (including $124.8 million and $133.2 million of non-recourse notes payable to banks) at December 31, 2000 and 1999, respectively. Total combined revenues and expenses of such joint ventures and partnerships were $1,908.4 million and $1,720.0 million, respectively, resulting in $188.4 million of total combined income from operations before income taxes in 2000. Total combined revenues of such joint ventures and partnerships were $346.7 million and $1,435.6 million, and total combined expenses were $145.2 million and $1,128.0 million, respectively, resulting in $201.5 million and $307.6 million of total combined income from operations before income taxes in 1999 and 1998, respectively. Net investment income on investments accounted for on the equity method totaled $143.8 million, $65.1 million and $70.0 million in 2000, 1999, and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Deriatives

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:


                                                    Number of Contracts/               Assets (Liabilities)
                                                                            -----------------------------------------
                                                       Notional Amount               2000                  1999
                                                    ---------------------   ---------------------   -----------------
                                                                             Carrying     Fair      Carrying    Fair
                                                      2000        1999        Value       Value      Value      Value
                                                    ----------  ---------   ---------   ---------   --------  -------
                                                                              (in millions)
Asset Hedges:
  Futures contracts to sell securities.............     5,874      19,288    $  (17.6)    $ (17.6)    $ 32.2    $  32.2
  Interest rate swap agreements....................
    Notional.......................................  $6,896.1    $5,824.0      (178.2)     (290.4)      82.9       94.7
    Average fixed rate-paid........................      6.90%       6.91%         --          --         --         --
    Average float rate-received....................      6.67%       6.06%         --          --         --         --
  Interest rate cap agreements.....................  $   42.2    $   80.0         0.1         0.1        0.2        0.2
  Interest rate swaption agreements................        30        30.0        (1.3)       (1.3)      (3.6)      (3.6)
  Currency rate swap agreements....................     515.0       541.0        11.4        11.4        9.1        9.1
  Equity collar agreements.........................        --          --        11.7        11.7       53.0       53.0
Liability Hedges:
  Futures contracts to acquire securities..........       647       4,075         1.4         1.4       (0.9)      (0.9)
  Interest rate swap agreements....................
    Notional.......................................  $3,008.2    $3,780.0          --       114.3         --     (113.0)
    Average fixed rate-received....................      6.79%       6.97%         --          --         --         --
    Average float rate-paid........................      6.68%       6.06%         --          --         --         --
  Interest rate swaps (receive CMT rate)...........  $  491.3    $  648.7          --        (5.2)        --        1.9
  Interest rate cap agreements.....................     279.4       279.4         2.1         2.1        5.6        5.6
  Interest rate floor agreements...................   8,328.0       125.0        59.0        59.0        0.1        0.1
  Currency rate swap agreements....................   3,423.4     5,470.2          --      (473.0)        --      (57.4)

     Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

     The interest rate swap agreements expire in 2001 to 2029. The interest rate cap agreements expire in 2001 to 2007 and interest rate floor agreements expire in 2010. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2001 to 2021. The equity collar agreements expire in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Deriatives (continued)

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5--Income Taxes

     The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes four domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company and Investors Guaranty Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, Inc. and John Hancock International Holdings, Inc.

     In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it is subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimates its taxes for the current year based on estimated industry earnings rates and revises these estimates up or down when the earnings rates are finalized and published by the IRS in the subsequent year.

     Income before income taxes, minority interest and cumulative effect of accounting change includes the following:

                                                     Year Ended December 31,
                                                     ------------------------
                                                       2000     1999    1998
                                                     --------  ------  ------
                                                          (in millions)
Domestic..........................................   $1,125.5  $211.7   $585.1
Foreign...........................................       69.6    48.2     32.2
                                                     --------  ------   ------
Income before income taxes, minority interest and
 cumulative effect of accounting change...........   $1,195.1  $259.9   $617.3
                                                     ========  ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

     The components of income taxes were as follows:

                                                       Year Ended December 31,
                                                      -------------------------
                                                       2000     1999      1998
                                                      ------   ------    ------
                                                           (In millions)
Current taxes:
 Federal...........................................   $ 18.1   $(62.5)   $223.6
 Foreign...........................................      7.5      2.6       1.9
 State.............................................     12.0      5.8       6.3
                                                      ------   ------    ------
                                                        37.6    (54.1)    231.8
Deferred taxes:
 Federal...........................................    284.7    137.7     (64.5)
 Foreign...........................................     23.1     15.4       7.7
 State.............................................     (1.0)    (1.1)     (0.9)
                                                      ------   ------    ------
                                                       306.8    152.0     (57.7)
                                                      ------   ------    ------
Total income taxes.................................   $344.4   $ 97.9    $174.1
                                                      ======   ======    ======

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes, minority interest and cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                       Year Ended December 31,
                                                      -------------------------
                                                       2000     1999      1998
                                                      ------   ------    ------
                                                           (in millions)
Tax at 35%                                            $418.2   $ 91.0    $216.1
Add (deduct):
 Equity base tax...................................    (46.0)    22.2     (19.9)
 Prior year taxes..................................     (0.3)     2.1       5.8
 Tax credits.......................................    (20.6)   (12.9)    (13.0)
 Foreign taxes.....................................      0.4      1.0       2.5
 Tax exempt investment income......................    (16.4)   (19.4)    (24.4)
 Non-taxable gain on sale of subsidiary............       --    (15.4)       --
 Disallowed demutualization expenses...............       --     31.1        --
 Other.............................................      9.1     (1.8)      7.0
                                                      ------   ------    ------
  Total income taxes...............................   $344.4   $ 97.9    $174.1
                                                      ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              December 31,
                                                           -------------------
                                                             2000       1999
                                                           --------   --------
                                                              (in millions)
Deferred tax assets:
 Policy reserve adjustments.............................   $  458.8   $  803.1
 Other postretirement benefits..........................      149.4      151.1
 Book over tax basis of investments.....................      168.7      119.7
 Dividends payable to policyholders.....................      117.6      129.0
 Unearned premium.......................................       93.3       58.3
 Interest...............................................       38.3       38.3
 Other..................................................         --       67.0
                                                           --------   --------
  Total deferred tax assets.............................    1,026.1    1,366.5
                                                           --------   --------
Deferred tax liabilities:
 Deferred policy acquisition costs......................      777.6      805.1
 Depreciation...........................................      212.2      232.1
 Basis in partnerships..................................      109.8      159.2
 Market discount on bonds...............................       64.2       59.2
 Pension plan expense...................................      114.6       82.5
 Capitalized charges related to mutual funds............       56.9       71.8
 Unrealized gains.......................................      112.6       34.5
 Other..................................................       74.2         --
                                                           --------   --------
  Total deferred tax liabilities........................    1,522.1    1,444.4
                                                           --------   --------
  Net deferred tax liabilities..........................   $  496.0   $   77.9
                                                           ========   ========

     The Company received an income tax refund of $24.3 million, and made income tax payments of $86.2 million, and $158.8 million in 2000, 1999 and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block

     Under the Plan, on February 1, 2000, the Company created a closed block for the benefit of policies included therein. The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                  December 31,   February 1,
                                                                      2000          2000
                                                                  ------------   -----------
Assets                                                                  (in millions)
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: December 31--$2,327.4; February 1--$2,259.6)....    $ 2,269.9      $ 2,270.7
 Available-for-sale--at fair value
  (cost: December 31--$2,378.7; February 1--$2,275.1)..........      2,353.0        2,199.2
Equity securities:
 Available-for-sale--at fair value (cost: December 31--$5.3;
  February 1--$6.4)............................................          6.3            3.4
Mortgage loans on real estate..................................      1,930.6        1,875.9
Policy loans...................................................      1,540.6        1,561.2
Short-term investments.........................................         62.1             --
Other invested assets..........................................         40.7            5.3
                                                                   ---------      ---------
  Total Investments............................................      8,203.2        7,915.7
Cash and cash equivalents......................................        305.6          158.6
Accrued investment income......................................        149.3          136.2
Premiums and accounts receivable...............................         27.1            4.0
Deferred policy acquisition costs..............................        947.3        1,062.5
Other assets...................................................         77.5           66.0
                                                                   ---------      ---------
 Total closed block assets.....................................    $ 9,710.0      $ 9,343.0
                                                                   =========      =========
Liabilities
Future policy benefits.........................................    $ 9,910.5      $ 9,732.8
Policyholders' funds...........................................      1,459.5        1,885.4
Other liabilities..............................................        665.9          500.1
                                                                   ---------      ---------
 Total closed block liabilities................................    $12,035.9      $12,118.3
                                                                   =========      =========

                                                             For the Period
                                                          February 1, Through
                                                           December 31, 2000
                                                          -------------------
Revenues                                                     (in millions)
  Premiums..............................................        $  865.0
  Net investment income.................................           591.6
  Realized investment gains, net........................            11.7
  Other expense.........................................            (0.6)
                                                                --------
   Total revenues.......................................         1,467.7
Benefits and Expenses
  Benefits to policyholders.............................           870.0
  Other operating costs and expenses....................           (10.0)
  Amortization of deferred policy acquisition costs.....            76.5
  Dividends to policyholders............................           407.1
                                                                --------
   Total benefits and expenses..........................         1,343.6
                                                                --------
   Contribution from the closed block...................        $  124.1
                                                                ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6--Closed Block (continued)

     Gross losses of $7.2 million in 2000 were realized on sales of available-for-sale securities allocated to the closed block. There were no gross gains realized in 2000.

     Investments in held-to-maturity securities and available-for-sale securities allocated to the closed block are summarized below:

                                                 Gross       Gross
                                    Amortized  Unrealized  Unrealized    Fair
                                      Cost       Gains       Losses      Value
                                    ---------  ----------  ----------  ---------
December 31, 2000                                  (in millions)
Held-to-Maturity:
Corporate securities..............  $2,157.0      $94.6       $33.4     $2,218.2
Mortgage-backed securities........      98.3        1.2         4.8         94.7
Obligations of states and
 political subdivisions...........      14.6        0.1         0.2         14.5
                                    --------      -----       -----     --------
   Total..........................  $2,269.9      $95.9       $38.4     $2,327.4
                                    ========      =====       =====     ========
Available-for-Sale:
Corporate securities..............  $1,485.4      $42.8       $80.4     $1,447.8
Mortgage-backed securities........     784.9       14.5         8.5        790.9
Obligations of states and
 political subdivisions...........      11.3        0.4          --         11.7
Debt securities issued by
 foreign governments..............      84.0        6.7         1.4         89.3
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies........      13.1        0.2          --         13.3
                                    --------      -----       -----     --------
Total fixed maturities............   2,378.7       64.6        90.3      2,353.0
Equity securities.................       5.3        1.6         0.6          6.3
                                    --------      -----       -----     --------
  Total...........................  $2,384.0      $66.2       $90.9     $2,359.3
                                    ========      =====       =====     ========

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                          Amortized    Fair
                                                            Cost       Value
                                                          ---------  ---------
                                                             (in millions)
Held-to-Maturity:
Due in one year or less.................................   $  202.2   $  206.0
Due after one year through five years...................      803.6      821.2
Due after five years through ten years..................      587.1      614.1
Due after ten years.....................................      578.7      591.4
                                                           --------   --------
                                                            2,171.6    2,232.7
Mortgage-backed securities..............................       98.3       94.7
                                                           --------   --------
 Total..................................................   $2,269.9   $2,327.4
                                                           ========   ========
Available-for-Sale:
Due in one year or less.................................   $   64.5   $   66.0
Due after one year through five years...................      431.7      431.4
Due after five years through ten years..................      473.8      466.8
Due after ten years.....................................      623.8      597.9
                                                           --------   --------
                                                            1,593.8    1,562.1
Mortgage-backed securities..............................      784.9      790.9
                                                           --------   --------
 Total..................................................   $2,378.7   $2,353.0
                                                           ========   ========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6--Closed Block (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------             --------     -------------               --------
                        (in millions)                            (in millions)
Apartments.............   $  324.3     East North Central......    $  201.1
Hotels.................       66.1     East South Central......        58.5
Industrial.............      127.2     Middle Atlantic.........       378.0
Office buildings.......      494.6     Mountain................        92.1
Retail.................      350.4     New England.............       162.0
1-4 Family.............         --     Pacific.................       420.7
Mixed Use..............       41.8     South Atlantic..........       384.5
Agricultural...........      433.1     West North Central......        74.9
Other..................      106.6     West South Central......       162.7
                                       Canada/Other............         9.6
Allowance for losses...      (13.5)    Allowance for losses....       (13.5)
                          --------                                 --------
 Total.................   $1,930.6      Total..................    $1,930.6
                          ========                                 ========

Note 7--Debt and Line of Credit

     Short-term and long-term debt consists of the following:

                                                               December 31,
                                                             ----------------
                                                              2000      1999
                                                             ------    ------
                                                               (in millions)
Short-Term Debt:
 Commercial paper..........................................  $222.3    $380.6
 Current maturities of long-term debt......................    23.0      73.2
                                                             ------    ------
Total short-term debt......................................   245.3     453.8
                                                             ------    ------
Long-Term Debt:
 Surplus notes, 7.38% maturing in 2024.....................   447.2     447.1
 Notes payable, interest ranging from 5.43% to 9.60%, due
  in varying amounts to 2005...............................   109.8     163.0
                                                             ------    ------
Total long-term debt.......................................   557.0     610.1
Less current maturities....................................   (23.0)    (73.2)
                                                             ------    ------
Long-term debt.............................................   534.0     536.9
                                                             ------    ------
  Total debt...............................................  $779.3    $990.7
                                                             ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7--Debt and Line of Credit (continued)

     The Company issues commercial paper primarily to take advantage of current investment opportunities, balance operating cash flows and existing commitments and meet working capital needs. The weighted average interest rate for outstanding commercial paper at December 31, 2000 and 1999 was 6.59% and 6.28%, respectively. The weighted average life for outstanding commercial paper at December 31, 2000 and 1999 was approximately 26 days and 11 days, respectively. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

     The issuance of surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance.

     At December 31, 2000, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million of which expires on August 2, 2001 and $500.0 million of which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2000. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

     Aggregate maturities of long-term debt are as follows: 2001--$23.0 million; 2002--$38.0 million; 2003--$22.9 million; 2004--$6.0 million; 2005--$19.9 million and thereafter--$447.2 million.

     Interest expense on debt, included in other operating costs and expenses, was $63.4 million, $70.1 million, and $76.7 million in 2000, 1999 and 1998, respectively. Interest paid amounted to $63.4 million in 2000, $70.1 million in 1999, and $76.7 million in 1998.

Note 8--Minority Interest

     Minority interest relates to the portion of John Hancock Canadian Holdings Limited (JHCH) owned by JHFS and the preferred stock issued by Maritime, an indirect majority owned subsidiary of the Company.

     As of October 1, 2000, the Company sold 45% of the common stock of JHCH, the parent company of Maritime, to JHFS for cash of $222.3 million. No gain or loss was recognized on the transaction. For financial reporting purposes, the assets, liabilities, and earnings of JHCH are consolidated in the Company's financial statements. JHFS's interest in JHCH of $196.8 million as of December 31, 2000 and the related income attributable to the interest of $5.2 million in 2000 is reflected in Minority Interest in the consolidated balance sheets and statements of income. The Board of Directors of JHFS also has authorized the purchase of the remaining JHCH shares from the Company over time as well as the shares of certain other foreign subsidiaries.

     On November 19, 1999, Maritime issued $68.2 million of Non-Cumulative Redeemable Second Preferred Shares, Series 1 (Series 1 Preferred Shares) at a price of 25 Canadian dollars per share. Dividends on the Series 1 Preferred Shares are payable quarterly, through December 31, 2004, at a rate of 0.38125 Canadian dollars per share. Commencing on January 1, 2005, the Series 1 Preferred Shares dividends will be calculated by applying 25 Canadian dollars to the greater of one quarter of 90% of prime rate and 5.85%. The Series 1 Preferred Shares are nonvoting and redeemable at Maritime's sole option any time after December 31, 2004 at a price of 25.50 Canadian dollars plus all declared and unpaid dividends. In addition, shareholders as of December 31, 2004 have the option to convert their Series 1 Preferred Shares to Non-Cumulative Redeemable Second Preferred Shares, Series 2 (Series 2 Preferred Shares). The Series 2 Preferred Shares will have a dividend rate of not less than 95% of the yield of certain bonds of the Government of Canada.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8--Minority Interest (continued)

     In 1986, Maritime issued $25.3 million of Series A Cumulative Redeemable Preferred Stock (Preferred Stock). Dividends on the Preferred Stock are payable quarterly at 18% of the average of two prime rates of two specified Canadian banks. The Preferred Stock is nonvoting and redeemable at Maritime's sole option at a price of 25 Canadian dollars per share.

Note 9--Reinsurance

     The effect of reinsurance on premiums written and earned was as follows:

                                            2000                    1999                    1998
                                    ---------------------   ---------------------   ---------------------
                                          Premiums                Premiums                Premiums
                                    ---------------------   ---------------------   ---------------------
                                     Written     Earned      Written     Earned      Written     Earned
                                    ---------  ----------   ---------  ----------   ---------  ----------
                                                               (in millions)
Life, Health and Annuity:
 Direct...........................  $ 3,158.1   $ 3,157.4   $ 3,437.1   $ 3,435.2   $ 2,830.4   $ 2,828.4
 Assumed..........................      465.1       465.1       312.5       312.5       351.9       351.9
 Ceded............................   (1,432.1)   (1,432.1)   (1,336.7)   (1,336.7)   (1,071.4)   (1,071.3)
                                    ---------   ---------   ---------   ---------   ---------   ---------
  Net life, health and annuity
   premiums.......................    2,191.1     2,190.4     2,412.9     2,411.0     2,110.9     2,109.0
                                    ---------   ---------   ---------   ---------   ---------   ---------
Property and Casualty:
 Direct...........................         --          --          --          --         0.4         7.1
 Assumed..........................         --          --         0.3         0.3          --         1.9
 Ceded............................         --          --          --          --        (0.4)       (9.0)
                                    ---------   ---------   ---------   ---------   ---------   ---------
  Net property and casualty
   premiums.......................         --          --         0.3         0.3          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------
  Net premiums....................  $ 2,191.1   $ 2,190.4   $ 2,413.2   $ 2,411.3   $ 2,110.9   $ 2,109.0
                                    =========   =========   =========   =========   =========   =========

     For the years ended December 31, 2000, 1999 and 1998, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $734.5 million, $576.3 million, and $814.6 million, respectively.

     On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9--Reinsurance (continued)

     In connection with the coinsurance arrangement, the Company initially secured a $397.0 million letter of credit facility with a group of banks. Under the terms of the letter of credit facility agreement, the banks agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to the amount of the letter of credit for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $272.0 million effective March 1, 2000 and is scheduled to be reduced again to $127.0 million on March 1, 2001. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

     Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2000, would not be material.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans

     The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $102.2 million in 2000, $97.6 million in 1999, and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

     The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2000 or 1999. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $256.3 million, and $244.3 million, respectively, at December 31, 2000, and $257.4 million and $239.3 million, respectively, at December 31, 1999. Non-qualified plan assets, at fair value, were $0.8 million and $1.0 million at December 31, 2000 and 1999, respectively.

     Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.2 million, $9.4 million, and $8.1 million, in 2000, 1999 and 1998, respectively.

     In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

     Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

     The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2000 and 1999, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                                                        Year Ended December 31,
                                                           ----------------------------------------------
                                                                                    Other Postretirement
                                                              Pension Benefits           Benefits
                                                           ---------------------  -----------------------
                                                              2000        1999       2000         1999
                                                           ----------  ---------  ---------     ---------
                                                                            (In millions)
Change in Benefit Obligation:
  Benefit obligation at beginning of year................  $ 1,967.6   $1,839.8    $ 443.2      $ 441.1
  Service cost...........................................       36.8       35.7        7.8          7.5
  Interest cost..........................................      134.1      121.2       31.4         28.7
  Amendments.............................................      (10.3)      19.9         --           --
  Actuarial (gain) loss..................................     (136.8)      32.6       36.4         (4.7)
  Translation (gain) loss................................       (1.5)       2.1         --           --
  Benefits paid..........................................     (113.6)    (115.1)     (32.0)       (29.4)
  Acquisition of subsidiary..............................         --       44.6        6.5           --
  Curtailment............................................         --      (13.2)        --           --
                                                           ---------   --------    -------      -------
  Benefit obligation at end of year......................    1,876.3    1,967.6      493.3        443.2
                                                           ---------   --------    -------      -------
Change in plan assets:
  Fair value of plan assets at beginning of year.........    2,476.5    2,251.1      232.9        215.2
  Actual return on plan assets...........................      132.6      281.5        0.3         17.7
  Employer contribution..................................       12.6       11.5       35.5           --
  Benefits paid..........................................     (113.6)    (108.4)      (7.3)          --
  Translation (loss) gain................................       (2.3)       3.5         --           --
  Acquisition of subsidiary..............................         --       50.2         --           --
  Curtailment............................................         --      (12.9)        --           --
                                                           ---------   --------    -------      -------
  Fair value of plan assets at end of year...............    2,505.8    2,476.5      261.4        232.9
                                                           ---------   --------    -------      -------
Funded status............................................      629.5      508.9     (231.9)      (210.3)
Unrecognized actuarial gain..............................     (400.6)    (366.0)    (139.7)      (182.8)
Unrecognized prior service cost..........................       24.2       39.1       (1.4)        (1.6)
Unrecognized net transition asset........................       (6.3)     (11.8)        --           --
                                                           ---------   --------    -------      -------
Prepaid (accrued) benefit cost, net......................  $   246.8   $  170.2    $(373.0)     $(394.7)
                                                           =========   ========    =======      =======
Amounts recognized in balance sheet consist of:
   Prepaid benefit cost..................................  $   396.4   $  299.4
   Accrued benefit liability.............................     (243.5)    (238.9)
   Intangible asset......................................        6.0        7.9
   Accumulated other comprehensive income................       87.9      101.8
                                                           ---------   --------
Prepaid benefit cost, net................................  $   246.8   $  170.2
                                                           =========   ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                                    Year Ended December 31,
                                            ------------------------------------------
                                                                        Other
                                                   Pension           Postretirement
                                                   Benefits            Benefits
                                            -------------------   --------------------
                                               2000     1999        2000      1999
                                            ---------  --------   ---------  ---------
Discount rate.........................         7.25%    7.00%        7.25%     7.00%
Expected return on plan assets........         9.00%    8.50%        9.00%     8.50%
Rate of compensation increase.........         4.77%    4.77%        4.77%     4.77%



  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, an 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:


                                                           Year Ended December 31,
                                            -------------------------------------------------------
                                                                            Other Postretirement
                                                 Pension Benefits                 Benefits
                                            ----------------------------  -------------------------
                                              2000      1999      1998      2000     1999     1998
                                            --------  --------  --------  -------  -------  -------
                                                                (in millions)
Service cost.............................   $  36.8   $  35.7   $  34.6   $  7.8   $  7.5    $  7.1
Interest cost............................     134.1     121.2     117.5     31.4     28.7      29.1
Expected return on plan assets...........    (217.4)   (186.6)   (168.5)   (24.1)   (18.3)    (14.7)
Amortization of transition asset.........     (12.7)    (12.1)    (11.7)      --       --        --
Amortization of prior service cost.......       4.6       3.9       6.5     (0.2)    (0.2)     (0.3)
Recognized actuarial gain................     (10.9)     (8.1)     (2.6)    (8.8)    (8.5)     (7.8)
Other....................................        --      (3.8)     (1.2)      --       --        --
                                            -------   -------   -------   ------   ------    ------
  Net periodic benefit (credit) cost.....   $ (65.5)  $ (49.8)  $ (25.4)  $  6.1   $  9.2    $ 13.4
                                            =======   =======   =======   ======   ======    ======



  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                                         1-Percentage     1-Percentage
                                                                        Point Increase   Point Decrease
                                                                        --------------  ----------------
                                                                                (in millions)
Effect on total of service and interest costs in 2000..................     $ 4.6           $ (2.2)
Effect on postretirement benefit obligations as of December 31, 2000...      34.5            (29.9)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11--Commitments and Contingencies

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $172.8 million and $496.6 million at December 31, 2000 and 1999, respectively. Costs incurred related to the settlement were $140.2 million and $230.8 million, in 1999 and 1998, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that is was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision.

Note 12--Shareholder's Equity

 (a) Common Stock

  As result of the demutualization, as described in Note 1, the Company was converted to a stock life insurance company and has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized). All of the outstanding common stock of the Company is owned by JHFS.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

 (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:


                                                                                    Foreign                 Accumulated
                                                                       Net         Currency     Minimum        Other
                                                                    Unrealized    Translation   Pension    Comprehensive
                                                                  Gains (Losses)  Adjustment   Liability      Income
                                                                  --------------  -----------  ---------  ---------------
                                                                                      (in millions)
Balance at January 1,  1998 ...................................      $ 520.3        $(44.1)     $(29.5)      $ 446.7
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $56.7 million).....................................       (121.3)           --          --        (121.3)
Less reclassification adjustment for (gains) losses, realized
 in net income (net of tax expense of $61.4 million) ..........       (113.9)           --          --        (113.9)
Participating group annuity contracts (net of deferred income
 tax expense of $31.1 million) ................................         57.7            --          --          57.7
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax expense
 of $15.5 million) ............................................         28.9            --          --          28.9
                                                                     -------        ------      ------       -------
Net unrealized gains (losses) .................................       (148.6)           --          --        (148.6)
Foreign currency translation adjustment                                   --          (6.0)         --          (6.0)
Minimum pension liability (net of deferred income tax benefit
 of $6.2 million) .............................................           --            --        (8.8)         (8.8)
                                                                     -------        ------      ------       -------
Balance at December 31, 1998 ..................................      $ 371.7        $(50.1)     $(38.3)      $ 283.3
                                                                     =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)


                                                                                      Foreign                 Accumulated
                                                                           Net        Currency     Minimum        Other
                                                                       Unrealized    Translation   Pension    Comprehensive
                                                                     Gains (Losses)  Adjustment   Liability      Income
                                                                     --------------  -----------  ---------  ---------------
                                                                                          (in millions)
Balance at December 31, 1998........................................     $ 371.7        $(50.1)     $(38.3)      $ 283.3
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $275.6 million).........................................      (503.9)           --          --        (503.9)
Less reclassification adjustment for (gains) losses, realized in
 net income (net of tax expense of $5.4 million)....................       (10.0)           --          --         (10.0)
Participating group annuity contracts (net of deferred income tax
 expense of $40.1 million)..........................................        74.6            --          --          74.6
Adjustment to deferred policy acquisition costs and present value of future profits (net of deferred income tax expense of $71.3
 million)...........................................................       132.3            --          --         132.3
                                                                         -------        ------      ------       -------
Net unrealized gains (losses).......................................      (307.0)           --          --        (307.0)
Foreign currency translation adjustment.............................          --          16.9          --          16.9
Minimum pension liability (net of deferred income tax benefit of
 $12.3 million).....................................................          --            --       (22.9)        (22.9)
                                                                         -------        ------      ------       -------
Balance at December 31, 1999........................................     $  64.7        $(33.2)     $(61.2)      $ (29.7)
                                                                         -------        ------      ------       -------
Gross unrealized gains (losses) (net of deferred income tax expense
 of $37.1 million)..................................................        46.2                                    46.2
Less reclassification adjustment for (gains) losses, realized in
 net income (net of tax benefit of $62.0 million)...................       115.2                                   115.2
Participating group annuity contracts (net of deferred income tax
 benefit of $3.6 million)...........................................        (6.8)                                   (6.8)
Adjustment to deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit of
 $17.5 million).....................................................       (32.6)                                  (32.6)
                                                                         -------                                 -------
Net unrealized gains (losses).......................................       122.0                                   122.0
Foreign currency translation adjustment.............................                     (19.1)                    (19.1)
Minimum pension liability (net of deferred income tax expense of
 $4.4 million)......................................................                                   8.2           8.2
Minority interest...................................................        (3.9)         (0.6)                     (4.5)
                                                                         -------        ------      ------       -------
Balance at December 31, 2000........................................     $ 182.8        $(52.9)     $(53.0)      $  76.9
                                                                         =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

  Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                           Year Ended
                                                   ----------------------------
                                                    2000      1999       1998
                                                   --------  --------  --------
                                                          (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities ............................  $ 207.5   $(191.7)   $ 730.6
   Equity investments ..........................     265.3     144.0      239.0
   Derivatives and other .......................    (149.1)    110.8     (111.5)
                                                   -------   -------    -------
Total ..........................................     323.7      63.1      858.1
Amounts of unrealized investment (gains) losses
 attributable to:
  Participating group annuity contracts ........     (34.4)    (24.0)    (138.7)
  Deferred policy acquisition cost and present
  value of future profits ......................      10.0      60.1     (143.5)
  Deferred federal income taxes ................    (112.6)    (34.5)    (204.2)
  Minority interest ............................      (3.9)       --         --
                                                   -------   -------    -------
Total ..........................................    (140.9)      1.6     (486.4)
                                                   -------   -------    -------
Net unrealized investment gains ................   $ 182.8   $  64.7    $ 371.7
                                                   =======   =======    =======

 Statutory Results

  The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

  In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

  Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company, and Investors Guaranty Life Insurance Company.


                                                   2000      1999       1998
                                                 --------  --------  ----------
                                                        (in millions)
Statutory net income..........................   $  617.6  $  573.2   $  627.3
Statutory surplus.............................    3,700.5   3,456.7    3,388.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 13--Segment Information

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  Retail-Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  Retail-Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, and 401(k) services. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  Institutional-Guaranteed And Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

  Institutional-investment Management Segment. Offers a wide range of investment management products and services to institutional investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

  Corporate And Other Segment. Primarily consists of the Company's international insurance operations, certain corporate operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs and amounts credited to participating pension contractholder accounts (the adjustment for realized investment gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting change.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):


                                                                 Retail                   Institutional  Corporate
                                                     Retail      Asset     Institutional   Investment       and
2000                                               Protection  Gathering       G&SFP       Management      Other      Consolidated
----                                               ----------  ----------  -------------  -------------  ----------  --------------
Revenues:
 Segment revenues................................  $ 1,529.7   $ 1,195.9    $ 2,409.4       $  212.0     $ 1,707.6     $ 7,054.6
 Realized investment gains (losses), net.........      (18.2)       15.4        (64.7)           7.1         152.8          92.4
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Revenues........................................  $ 1,511.5   $ 1,211.3    $ 2,344.7       $  219.1     $ 1,860.4     $ 7,147.0
                                                   =========   =========    =========       ========     =========     =========
 Net investment income...........................  $   604.7   $   445.8    $ 1,741.9       $   22.7     $   435.9     $ 3,251.0
Net Income:
 Segment after-tax operating income..............      252.2       128.8        211.6           46.8         104.0         743.4
 Realized investment gains (losses), net.........      (11.5)       18.6        (40.5)           4.4          93.5          64.5
 Restructuring charges...........................       (6.7)       (1.4)        (2.6)            --          (1.3)        (12.0)
 Surplus tax.....................................       20.8         0.6          6.5             --          18.1          46.0
 Demutualization expenses........................        1.6         0.4          0.4             --           0.1           2.5
 Other demutualization related costs.............       (6.8)       (1.3)        (1.7)            --          (0.2)        (10.0)
 Group pension dividend transfer.................         --          --          5.7             --            --           5.7
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Net income......................................  $   249.6   $   145.7    $   179.4       $   51.2     $   214.2     $   840.1
                                                   =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues..........................         --          --           --       $   39.1     $   (39.1)           --
 Equity in net income of investees accounted
  for by the equity method.......................  $     7.5   $     3.5    $    11.2           16.8         104.8     $   143.8
 Amortization of deferred policy acquisition
  costs..........................................       55.6        78.8          2.6             --          46.8         183.8
 Interest expense................................        1.1         3.5           --           12.1          46.7          63.4
 Income tax expense..............................       88.6        57.9         78.3           35.2          84.4         344.4
 Segment assets..................................   27,049.9    14,067.2     31,161.1        3,124.5      12,378.1      87,780.8
Net Realized Investment Gains Data:
 Net realized investment (losses) gains..........      (34.3)       18.8        (57.8)          10.3         152.9          89.9
 Add capitalization/less amortization of deferred
  policy acquisition costs related to net
  realized investment gains (losses).............        4.4        (3.5)          --             --            --           0.9
  Less amounts credited to participating pension
   contractholder accounts.......................         --          --         (6.9)            --            --          (6.9)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Net realized investment (losses) gains, net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............      (29.9)       15.3        (64.7)          10.3         152.9          83.9
 Less realized investment (losses) gains
  attributable to mortgage securitizations.......         --          --           --            3.2            --           3.2
 Net realized investment gains in the closed
  block..........................................       11.7          --           --             --            --          11.7
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Realized investment (losses) gains, net-pre-tax
  adjustment made to calculate segment operating
  income.........................................      (18.2)       15.3        (64.7)           7.1         152.9          92.4
 Less income tax effect..........................        6.7         3.3         24.2           (2.7)        (59.4)        (27.9)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Realized investment (losses) gains,
  net-after-tax adjustment made to calculate
  segment operating income.......................  $   (11.5)  $    18.6    $   (40.5)      $    4.4     $    93.5     $    64.5
                                                   =========   =========    =========       ========     =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)


                                                                 Retail                   Institutional
                                                     Retail      Asset     Institutional   Investment    Corporate
1999                                               Protection  Gathering       G&SFP       Management    and Other    Consolidated
----                                               ----------  ----------  -------------  -------------  ----------  --------------
Revenues:
 Segment revenues................................  $ 2,756.9   $ 1,057.3    $ 2,021.8       $  189.9     $ 1,310.5     $ 7,336.4
 Realized investment gains (losses), net.........      173.6       (11.0)        93.3            3.1         (56.1)        202.9
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Revenues........................................  $ 2,930.5   $ 1,046.3    $ 2,115.1       $  193.0     $ 1,254.4     $ 7,539.3
                                                   =========   =========    =========       ========     =========     =========
 Net investment income...........................  $ 1,101.9   $   388.6    $ 1,681.3       $   45.9     $   350.8     $ 3,568.5
Net Income:
 Segment after-tax operating income..............      188.7       115.1        201.7           37.3          67.8         610.6
 Realized investment gains (losses), net.........      108.6        (6.9)        58.4            2.0         (42.1)        120.0
 Class action lawsuit............................         --          --           --             --         (91.1)        (91.1)
 Restructuring charges...........................       (8.6)       (7.3)        (0.6)            --          (0.5)        (17.0)
 Surplus tax.....................................      (12.5)       (1.0)        (6.5)            --          (2.2)        (22.2)
 Workers' compensation reinsurance reserves......         --          --           --             --        (133.7)       (133.7)
 Group pension dividend transfer.................         --          --       (205.8)            --            --        (205.8)
 Demutualization expenses........................      (61.3)      (13.0)       (16.1)            --          (3.2)        (93.6)
 Other demutualization related costs.............       (4.6)       (0.9)        (1.1)            --          (0.2)         (6.8)
 CumuIative effect of accounting change..........         --        (9.6)          --           (0.1)           --          (9.7)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Net income......................................  $   210.3   $    76.4    $    30.0       $   39.2     $  (205.2)    $   150.7
                                                   =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues..........................         --          --           --       $   43.6     $   (43.6)           --
 Equity in net income of investees accounted for
  by the equity method...........................  $    46.2   $    (0.3)   $    14.3            3.5           1.4     $    65.1
 Amortization of deferred policy acquisition
  costs..........................................       69.2        53.5          3.1             --          38.4         164.2
 Interest expense................................        0.7         6.2           --            5.3          57.9          70.1
 Income tax expense (credit).....................      138.9        51.9         (7.5)          26.5        (111.9)         97.9
 Segment assets..................................   25,372.1    14,297.2     30,370.5        3,531.4      11,017.2      84,588.4
Net Realized Investment Gains Data:
 Net realized investment gains (losses)..........      228.4       (16.1)        97.4            6.6         (55.3)        261.0
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.................................      (54.8)        5.1           --             --          (0.8)        (50.5)
 Less amounts credited to participating pension
  contractholder accounts........................         --          --        (35.3)            --            --         (35.3)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............      173.6       (11.0)        62.1            6.6         (56.1)        175.2
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements.....................................         --          --        (31.2)           3.5            --         (27.7)
 Less gain on sale of business...................         --          --           --             --         (33.0)        (33.0)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Realized investment gains (losses), net-pre-tax
  adjustment made to calculate segment operating
  income.........................................      173.6       (11.0)        93.3            3.1         (89.1)        169.9
 Less income tax effect..........................      (65.0)        4.1        (34.9)          (1.1)         47.0         (49.9)
                                                   ---------   ---------    ---------       --------     ---------     ---------
 Realized investment gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income.......................  $   108.6   $    (6.9)   $    58.4       $    2.0     $   (42.1)    $   120.0
                                                   =========   =========    =========       ========     =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13--Segment Information (continued)


                                                                    Retail                   Institutional
                                                        Retail      Asset     Institutional   Investment    Corporate
1998                                                  Protection  Gathering       G&SFP       Management    And Other Consolidated
----                                                  ----------  ----------  -------------  -------------  --------- -------------
Revenues:
 Segment revenues.................................... $ 2,667.6   $ 1,015.3    $ 1,731.2       $  143.9     $1,103.9  $  6,661.9
 Realized investment gains, net......................      75.3        18.3         30.7            0.2         23.7       148.2
                                                      ---------   ---------    ---------       --------     --------  ----------
 Revenues............................................ $ 2,742.9   $ 1,033.6    $ 1,761.9       $  144.1     $1,127.6  $  6,810.1
                                                      =========   =========    =========       ========     ========  ==========
 Net investment income............................... $ 1,061.2   $   378.0    $ 1,576.3       $   24.1     $  288.4  $  3,328.0
Net Income:
 Segment after-tax operating income.................. $   166.1   $   111.1    $   145.7       $   15.4     $   56.3  $    494.6
 Realized investment gains, net......................      49.0        12.0         17.2            0.1         15.4        93.7
 Class action lawsuit................................        --          --           --             --       (150.0)     (150.0)
 Surplus tax.........................................      11.7         0.3          2.0             --          1.5        15.5
 Demutualization expenses............................      (7.9)       (1.8)        (1.5)            --         (0.5)      (11.7)
                                                      ---------   ---------    ---------       --------     --------  ----------
 Net income.......................................... $   218.9   $   121.6    $   163.4       $   15.5     $  (77.3) $    442.1
                                                      =========   =========    =========       ========     ========  ==========
Supplemental Information:
 Inter-segment revenues..............................        --          --           --       $   34.3     $  (34.3)         --
 Equity in net income of investees accounted for
  by the equity method............................... $    54.9          --    $    12.7            0.9          1.5  $     70.0
 Amortization of deferred policy acquisition costs...     153.9   $    46.8          3.7             --         45.3       249.7
 Interest expense....................................       0.3         8.5           --            7.0         60.9        76.7
 Income tax expense (credit).........................      82.1        61.5         67.9           10.7        (48.1)      174.1
 Segment assets......................................  25,684.2    12,715.7     29,315.2        3,439.6      5,792.5    76,947.2
Net Realized Investment Gains Data:
 Net realized investment gains (losses)..............     112.9        21.9         72.1           (4.2)        23.7       226.4
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.....................................     (37.6)       (3.6)          --             --           --       (41.2)
 Less amounts credited to participating pension
  contractholder accounts............................        --          --        (79.1)            --           --       (79.1)
                                                      ---------   ---------    ---------       --------     --------  ----------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial
  statements.........................................      75.3        18.3         (7.0)          (4.2)        23.7       106.1
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements.........................................        --          --        (37.7)          (4.4)          --       (42.1)
 Realized investment gains, net-pre-tax adjustment
  made to calculate segment operating income.........      75.3        18.3         30.7            0.2         23.7       148.2
 Less income tax effect..............................     (26.3)       (6.3)       (13.5)          (0.1)        (8.3)      (54.5)
                                                      ---------   ---------    ---------       --------     --------  ----------
 Realized investment gains, net-after-tax adjustment
  made to calculate segment operating income......... $    49.0   $    12.0    $    17.2       $    0.1     $   15.4  $     93.7
                                                      =========   =========    =========       ========     ========  ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company operates primarily in the United States, Canada and the Pacific Rim (China, Indonesia, Malaysia, the Philippines, Singapore, and Thailand). The following table summarizes selected financial information by geographic location for the year ended or at December 31:


                                                                                               Income Before
                                                                                          Income Taxes, Minority
                                                                                          Interest And Cumulative
                                                                  Long-lived                     Effect Of
Location                                                Revenues    Assets     Assets        Accounting Change
--------                                                --------  ----------  ---------  -------------------------
                                                                             (in millions)
2000
United States........................................   $5,823.7    $424.8    $77,978.9          $1,130.7
Canada...............................................    1,078.6      30.4      9,357.8              58.5
Foreign--other.......................................      244.7       3.4        444.1               5.9
                                                        --------    ------    ---------          --------
 Total...............................................   $7,147.0    $458.6    $87,780.8          $1,195.1
                                                        ========    ======    =========          ========

1999
United States........................................   $6,560.7    $440.0    $75,777.6          $  211.7
Canada...............................................      741.9      28.8      8,461.7              41.8
Foreign--other.......................................      236.7       2.2        349.1               6.4
                                                        --------    ------    ---------          --------
 Total...............................................   $7,539.3    $471.0    $84,588.4          $  259.9
                                                        ========    ======    =========          ========

1998
United States........................................   $6,069.5    $442.5    $71,725.1          $  585.1
Canada...............................................      512.0      24.9      4,941.6              30.2
Foreign--other.......................................      228.6       2.1        280.5               2.0
                                                        --------    ------    ---------          --------
 Total...............................................   $6,810.1    $469.5    $76,947.2          $  617.3
                                                        ========    ======    =========          ========

  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 14--fair Value of Financial Instruments

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                        December 31,
                                                        -----------------------------------------------
                                                                 2000                     1999
                                                        ----------------------   ----------------------
                                                         Carrying      Fair       Carrying      Fair
                                                           Value       Value        Value       Value
                                                        ----------   ---------   ----------   ---------
                                                                         (in millions)
Assets:
  Fixed maturities:
   Held-to-maturity...................................   $11,888.6   $11,651.2    $13,790.2   $13,438.7
   Available-for-sale.................................    16,023.5    16,023.5     16,959.2    16,959.2
  Equity securities:
   Available-for-sale.................................     1,094.9     1,094.9      1,230.2     1,230.2
   Trading securities.................................       231.6       231.6         84.1        84.1
  Mortgage loans on real estate.......................     8,968.9     9,350.6     10,733.0    10,681.8
  Policy loans........................................       428.6       428.6      1,938.8     1,938.8
  Short-term investments..............................       151.9       151.9        166.9       166.9
  Cash and cash equivalents...........................     2,841.2     2,841.2      1,797.7     1,797.7
Liabilities:
  Debt................................................       779.3       771.5        990.7       962.8
  Guaranteed investment contracts and
   funding agreements.................................    14,333.9    13,953.8     13,109.3    12,709.1
  Fixed rate deferred and immediate annuities.........     5,195.2     5,101.3      4,801.1     4,656.9
  Supplementary contracts
  Without life contingencies..........................        60.0        63.1         56.6        55.7

Derivatives assets/(liabilities) relating to:
  Futures contracts, net..............................       (16.2)      (16.2)        31.3        31.3
  Interest rate swap agreements.......................      (178.2)     (176.1)        82.9       (18.3)
  Interest rate swap CMT..............................          --        (5.2)          --          --
  Interest rate cap agreements........................         2.2         2.2          5.8         5.8
  Interest rate floor agreements......................        59.0        59.0          0.1         0.1
  Interest rate swaption agreements...................        (1.3)       (1.3)        (3.6)       (3.6)
  Currency rate swap agreements.......................        11.4      (461.6)         9.1       (48.3)
  Equity collar agreements............................        11.7        11.7         53.0        53.0

Commitments...........................................          --    (1,843.9)          --    (1,273.5)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans

     On January 5, 2000, the Company, as sole shareholder of JHFS, approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS's common stock.

     The maximum number of shares of JHFS common stock available under the Incentive Plan is 5% of the total number of shares of common stock that were outstanding following the IPO. In addition, no more than 4% of these shares shall be available for awards of incentive stock options under the Incentive Plan, and no more than 1% of these shares shall be available for stock awards, which includes non-vested stock. The aggregate number of shares that may be covered by awards for any one participant over the period that the Incentive Plan is in effect shall not exceed 1% of these shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

     The Incentive Plan has options exercisable at March 13, 2001 and 2002, June 12, 2001 and 2002, and August 14, 2001 and 2002. JHFS has granted 4.6 million options to employees of the Company as of December 31, 2000. Options outstanding under the Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date.

     The status of JHFS stock options granted to employees of the Company under the Long-Term Stock Incentive Plan is summarized below as of December 31:

                                            Number of shares   Weighted-average
                                             (in thousands)     exercise price
                                            ----------------   ----------------
Outstanding at February 1, 2000...........            --             $   --
 Granted..................................       4,618.4              14.06
 Exercised................................           0.2              13.94
 Canceled.................................         311.6              13.94
                                                 -------             ------
Outstanding at December 31, 2000..........       4,306.6              14.07

Options exercisable at:
  March 13, 2001..........................       2,125.3              13.94
 June 12, 2001............................           6.3              23.37
 August 14, 2001..........................          21.7              23.75
 March 13, 2002...........................       2,125.3              13.94
 June 12, 2002............................           6.3              23.37
 August 14, 2002..........................          21.7              23.75

     The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans (continued)

     The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the stock options.

     The estimated weighted-average grant date fair value per share of stock options granted during 2000 using the Black-Scholes option valuation model was $3.66. The fair value of options granted in 2000 is estimated on the date of grant using the following assumptions: dividend yield of 1.8%, expected volatility of 24%, risk-free interest rate range of 4.8% to 5.6% depending on grant date, and an expected life ranging from 2 to 5 years.

     For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                      For The Period
                                         February             Year Ended
                                          Through          December 31, 2000
                                     December 31, 2000   Pro Forma (Unaudited)
                                     -----------------   ---------------------
                                                 (in millions)
Net income:
 As reported.......................        $796.1                $840.1
 Pro forma (unaudited).............         792.4                 835.8

     At December 31, 2000, JHFS had 4.3 million stock options outstanding to employees of the Company with a weighted-average remaining contractual life of
4.2 years and a weighted-average exercise price of $14.07. As of December 31, 2000, there were 21,707 options exercisable, which represent grants to employees of the Company who subsequently retired. Employees of the Company who retire with outstanding options immediately vest and have a maximum of one year to exercise.

     On March 13, 2000, JHFS granted 291,028 shares of non-vested stock to key personnel of the Company at a weighted-average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from February 1, 2000 through December 31, 2000 is $4.2 million. During the third and fourth quarters of 2000, 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16--Subsequent Events

     On February 8, 2001, the Company signed letters of intent to reinsure 50% of the business in the Closed Block, effective January 1, 2001. The effect of the reinsurance will be to lower the Company's statutory risk based capital requirements and to raise its statutory risk based capital ratio. This will provide greater statutory capital flexibility for the Company. There will be no effect on policyholder dividends, nor will the immediate effect on earnings be material, as the reinsurance treaties will not meet the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long Duration Contracts." Final treaties with two reinsurers are expected to be signed by the end of the first quarter of 2001. The reinsurance agreements result in making several hundred million dollars in statutory capital available for further business development or other purposes.

     In March 2001, the Company announced the sale of the retirement plan record-keeping business operated out of the mutual fund subsidiary of the Company, John Hancock Funds. It is estimated that an after-tax charge of approximately $9 million will be recorded in the first quarter of 2001 and that the Company will initially sever 31 employees with additional severances planned. The Company will continue to manage the assets of the business, the purchaser will assume the record-keeping and support responsibilities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)


                                                                             Amount at Which
                                                                               Shown in the
                                                                               Consolidated
          Type of Investment                            Cost (2)   Value      Balance Sheet
          ------------------                            --------   -----     ---------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and government
 agencies and authorities.............................     243.2     247.9          247.9
States, municipalities and political
 subdivisions.........................................     126.6     126.7          126.7
Foreign governments...................................   1,386.4   1,453.8        1,453.8
Public utilities......................................   1,051.4   1,085.0        1,085.0
Convertibles and bonds with warrants
 attached.............................................     250.9     258.4          258.4
All other corporate bonds.............................  12,123.4  12,263.9       12,264.0
Certificates of deposits..............................       0.0       0.0            0.0
Redeemable preferred stock............................     608.4     587.8          587.8
                                                        --------  --------       --------
Total fixed maturity securities,
 available-for-sale...................................  15,790.3  16,023.5       16,023.6
                                                        --------  --------       --------
Equity securities, available-for-sale:
Common stocks:
Public utilities......................................       4.7       5.5            5.5
Banks, trust and insurance companies..................       1.9       2.8            2.8
Industrial, miscellaneous and all other...............     703.1     968.9          968.9
Non-redeemable preferred stock........................     120.9     117.7          117.7
                                                        --------  --------       --------
Total equity securities,
 available-for-sale...................................     830.6   1,094.9        1,094.9
                                                        --------  --------       --------

Fixed maturity securities,
 held-to-maturity:
Bonds:
United States government and government
 agencies and authorities.............................      32.5      33.2           32.5
States, municipalities and political
 subdivisions.........................................     717.4     701.3          717.4
Foreign governments...................................       5.6      10.2            5.6
Public utilities......................................     973.2     901.3          973.2
Convertibles and bonds with warrants
 attached.............................................     174.2     149.0          174.2
All other corporate bonds.............................   9,985.7   9,856.2        9,985.7
Certificates of deposits..............................       0.0       0.0            0.0
Redeemable preferred stock............................       0.0       0.0            0.0
                                                        --------  --------       --------
Total fixed maturity securities,
 held-to-maturity.....................................  11,888.6  11,651.2       11,888.6
                                                        --------  --------       --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
            OTHER THAN INVESTMENTS IN RELATED PARTIES--(CONTINUED)
                            EXCLUDING CLOSED BLOCK
                            AS OF DECEMBER 31, 2000
                                 (in millions)


                                                                                      Amount at Which
                                                                                        Shown in the
                                                                                        Consolidated
          Type of Investment                                     Cost (2)   Value      Balance Sheet
          ------------------                                     --------   -----     ---------------
Equity securities, trading:
Common stocks:
Public utilities..........................................            7.1       8.6            8.6
Banks, trust and insurance companies......................           14.9      24.6           24.6
Industrial, miscellaneous and all other...................          171.4     198.4          198.4
Non-redeemable preferred stock............................            0.0       0.0            0.0
Total equity securities, trading..........................          193.4     231.6          231.6
                                                                 --------  --------       --------

Mortgage loans on real estate, net (1)....................        9,038.9      XXXX        8,968.9
Real estate, net:
Investment properties (1).................................          386.8      XXXX          373.6
Acquired in satisfaction of debt (1)......................          175.7      XXXX          145.4
Policy loans..............................................          428.6      XXXX          428.6
Other long-term investments (2)...........................        1,353.0      XXXX        1,353.0
Short-term investments....................................          151.9      XXXX          151.9
                                                                 --------  --------       --------
 Total investments........................................       40,237.8  29,001.3       40,660.0
                                                                 ========  ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)


                                                       Future Policy                     Other
                                          Deferred       Benefits,                      Policy
                                           Policy      Losses, Claims                 Claims and
                                         Acquisition      and Loss       Unearned      Benefits     Premium
       Segment                              Costs         Expenses      Premiums(1)   Payable (1)   Revenue
       -------                          ------------  ---------------  ------------   -----------   -------
2000:
Protection........................        $1,466.8       $ 4,814.4        $262.6        $ 33.5        $430.6
Asset Gathering...................           558.2         5,619.9                        (4.5)         63.4
Guaranteed &
 Structured
Financial Products................             8.5        21,944.2          60.4           0.7         620.3
Investment Management.............              --              --            --            --            --
Corporate & Other.................           355.0         6,471.6         348.3         224.0       1,076.1
                                          --------       ---------        ------        ------      --------
 Total............................        $2,388.5       $38,850.1        $671.3        $253.7      $2,190.4

1999:
Protection........................        $2,291.6       $15,035.0        $217.4        $112.1      $1,291.0
Asset Gathering...................           521.5         5,166.8            --           0.2          17.2
Guaranteed &
 Structured
Financial Products................             8.4        20,310.4          56.1           0.5         298.2
Investment Management.............              --              --            --            --            --
Corporate & Other.................           321.2         6,629.1         216.7         246.1         804.9
                                          --------       ---------        ------        ------      --------
 Total............................        $3,142.7       $47,141.3        $490.2        $358.9      $2,411.3

1998:
Protection........................        $2,017.6       $14,093.6        $219.5        $ 85.5      $1,262.5
Asset Gathering...................           425.2         4,850.0            --           0.2          19.8
Guaranteed &
 Structured
Financial Products................             8.7        19,366.4          48.4           0.3         121.4
Investment Management.............              --              --            --            --            --
Corporate & Other.................           251.0         3,865.0         105.9         800.3         705.3
                                          --------       ---------        ------        ------      --------
 Total............................        $2,702.5       $42,175.0        $373.8        $886.3      $2,109.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)

                                                                                  Amortization of
                                                                 Benefits,        Deferred Policy
                                                              Claims, Losses,    Acquisition Costs,
                                                     Net            and          Excluding Amounts       Other
                                                 Investment      Settlement     Related to Realized    Operating
       Segment                                     Income         Expenses        Investment Gains      Expenses
       -------                                   ----------   ---------------   -------------------    ---------
2000:
Protection..................................      $  604.8        $  633.5             $ 55.5           $  395.8
Asset Gathering.............................         445.8           371.3               78.8              557.4
Guaranteed & Structured.....................
Financial Products..........................       1,741.9         1,963.5                2.6               77.5
Investment Management.......................          22.7              --                 --              132.7
Corporate & Other...........................         435.8         1,124.2               46.9              344.3
                                                  --------        --------             ------           --------
 Total......................................      $3,251.0        $4,092.5             $183.8           $1,507.7

1999:
Protection..................................      $1,101.9        $1,595.0             $ 69.2           $  401.2
Asset Gathering.............................         388.6           299.3               53.5              542.1
Guaranteed & Structured.....................
Financial Products..........................       1,681.3         1,959.9                3.1               88.1
Investment Management.......................          45.9              --                 --              127.2
Corporate & Other...........................         350.8         1,278.8               38.4              225.8
                                                  --------        --------             ------           --------
 Total......................................      $3,568.5        $5,133.0             $164.2           $1,384.4

1998:
Protection..................................      $1,061.2        $1,424.4             $165.4           $  418.3
Asset Gathering.............................         378.0           296.3               46.8              504.9
Guaranteed & Structured.....................
Financial Products..........................       1,576.3         1,411.5                3.7               92.6
Investment Management.......................          24.1              --                 --              117.8
Corporate & Other...........................         288.4           950.4               45.3              224.2
                                                  --------        --------             ------           --------
 Total......................................      $3,328.0        $4,082.6             $261.2           $1,357.8

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reporting operating results would change by segment if different methods were applied.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          SCHEDULE IV -- REINSURANCE

 As of December 31, 2000, 1999 and 1998 and for each of the years then ended:
                                 (in millions)

                                                                                          Percentage
                                                     Ceded to     Assumed                  of Amount
                                           Gross       Other    from Other                  Assumed
                                           Amount    Companies   Companies   Net Amount     to Net
                                           ------    ---------  ----------   ----------   ----------
2000
Life insurance in force.............     $346,720.6  $91,827.1   $27,489.1   $282,382.6       9.7%
                                         ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance......................     $  1,818.8  $   370.6   $    23.9   $  1,472.1       1.6%
Accident and health insurance.......        1,338.6    1,061.5       441.2        718.3      61.4%
P&C.................................             --         --          --           --       0.0%
                                         ----------  ---------   ---------   ----------     -----
  Total.............................     $  3,157.4  $ 1,432.1   $   465.1   $  2,190.4      21.2%
                                         ==========  =========   =========   ==========     =====

1999
Life insurance in force.............     $380,019.3  $83,232.3   $29,214.6   $326,001.6       9.0%
                                         ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance......................     $  2,292.8  $   468.5   $   139.4   $  1,963.7       7.1%
Accident and health insurance.......        1,142.4      868.2       173.1        447.3      38.7%
P&C.................................             --         --          --          0.3     100.0%
                                         ----------  ---------   ---------   ----------     -----
  Total.............................     $  3,435.2  $ 1,336.7   $   312.8   $ 2,411.13      13.0%
                                         ==========  =========   =========   ==========     =====

1998
Life insurance in force.............     $324,597.7  $88,662.6   $29,210.1   $265,145.2      11.0%
                                         ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance......................     $  1,871.9  $   327.6   $   221.0   $  1,765.3      12.5%
Accident and health insurance.......          956.5      743.7       130.9        343.7      38.1%
P&C.................................            7.1        9.0         1.9                    0.0%
                                         ----------  ---------   ---------   ----------     -----
  Total.............................     $  2,835.5  $ 1,080.3   $   353.8   $  2,109.0      16.8%
                                         ==========  =========   =========   ==========     =====

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                              THIRD QUARTER 2001

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 2001 (Unaudited)


                                                                                           International
                                                                 Large Cap      Active        Equity        Small Cap
                                                                  Growth         Bond          Index         Growth
                                                                Subaccount    Subaccount    Subaccount     Subaccount
                                                                -----------  ------------  -------------  -------------
Assets
Cash.........................................................            --            --            --             --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................   $32,238,723  $ 93,295,695   $ 4,996,880    $ 3,817,361
Investments in shares of portfolios of Outside Trust,
 at value....................................................            --            --            --             --
Policy loans and accrued interest receivable.................     2,800,465    11,735,995       429,004             --
Receivable from:
 John Hancock Variable Series Trust I........................        14,167       434,641         7,746             --
 Outside Trust...............................................            --            --            --             --
                                                                -----------  ------------   -----------    -----------
Total assets.................................................    35,053,355   105,466,331     5,403,360      3,817,361
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................            --            --            --             --
 Outside Trust...............................................            --            --            --             --
Asset charges payable........................................           544         1,386            85             59
                                                                -----------  ------------   -----------    -----------
Total liabilities............................................           544         1,386            85             59
                                                                -----------  ------------   -----------    -----------
Net assets...................................................   $35,052,801  $105,464,945   $ 5,403,275    $ 3,817,302
                                                                ===========  ============   ===========    ===========




                                                                     Global      Mid Cap     Large cap       Money
                                                                    Balanced     Growth        Value        Market
                                                                   Subaccount  Subaccount   Subaccount    Subaccount
                                                                   ----------  -----------  -----------  --------------
Assets
Cash.........................................................             --            --           --   $    (1,285)
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................       $185,974   $12,249,074  $18,873,555    20,787,418
Investments in shares of portfolios of Outside Trust,
 at value....................................................             --            --           --            --
Policy loans and accrued interest receivable.................             --            --           --     2,281,020
Receivable from:
 John Hancock Variable Series Trust I........................            248            --       18,354         4,922
 Outside Trust...............................................             --            --           --            --
                                                                    --------   -----------  -----------   -----------
Total assets.................................................        186,222    12,249,074   18,891,909    23,072,075
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................             --            --           --             3
 Outside Trust...............................................             --            --           --            --
Asset charges payable........................................              3           193          303         1,075
                                                                    --------   -----------  -----------   -----------
Total liabilities............................................              3           193          303         1,078
                                                                    --------   -----------  -----------   -----------
Net assets...................................................       $186,219   $12,248,881  $18,891,606   $23,070,997
                                                                    ========   ===========  ===========   ===========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         September 30, 2001 (Unaudited)


                                                                Large/Mid Cap   Small/Mid Cap  Real Estate     Growth &
                                                                   Value II        Growth        Equity         Income
                                                                  Subaccount     Subaccount    Subaccount     Subaccount
                                                                --------------  -------------  -----------  -------------
Assets
Cash........................................................                --           --    $        3              --
Investments in shares of portfolios of John Hancock
 Variable Series Trust I, at value..........................    $      653,339   $5,113,090     5,339,377    $176,034,919
Investments in shares of portfolios of Outside Trust,
 at value...................................................                --           --            --              --
Policy loans and accrued interest receivable................                --           --       390,488      32,633,613
Receivable from:
 John Hancock Variable Series Trust I.......................               473           --        44,391          91,628
 Outside Trust..............................................                --           --            --              --
                                                                --------------   ----------    ----------    ------------
Total assets................................................           653,812    5,113,090     5,774,259     208,760,160
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company...............                --           --            82              --
 Outside Trust..............................................                --           --            --              --
Asset charges payable.......................................                 4           81             8           2,550
                                                                --------------   ----------    ----------    ------------
Total liabilities...........................................                 4           81            90           2,550
                                                                --------------   ----------    ----------    ------------
Net assets..................................................    $      653,808   $5,133,009    $5,774,169    $208,757,610
                                                                ==============   ==========    ==========    ============




                                                                                Short-Term  Small Cap    International
                                                                   Managed         Bond       Equity     Opportunities
                                                                  Subaccount    Subaccount  Subaccount    Subaccount
                                                                 -------------  ----------  ----------  ---------------

Assets
Cash........................................................     $       (685)         --           --             --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...................................       87,488,855    $576,275   $3,546,636    $13,696,983
Investments in shares of portfolios of Outside Trust,
 at value...................................................               --          --           --             --
Policy loans and accrued interest receivable................       14,012,579          --           --             --
Receivable from:
 John Hancock Variable Series Trust I.......................          155,971       2,162           --          1,166
 Outside Trust..............................................               --          --           --             --
                                                                 ------------    --------   ----------    -----------
Total assets................................................      101,656,720     578,437    3,546,636     13,698,149
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company...............               --          --           --             --
 Outside Trust..............................................               --          --           --             --
Asset charges payable.......................................            1,590           9           54            219
                                                                 ------------    --------   ----------    -----------
Total liabilities...........................................            1,590           9           54            219
                                                                 ------------    --------   ----------    -----------
Net assets..................................................     $101,655,130    $578,428   $3,546,582    $13,697,930
                                                                 ============    ========   ==========    ===========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        September 30, 2001 (unaudited)


                                                                                                           Brandes
                                                                  Equity       Global    Turner core    International
                                                                   Index        Bond        Growth         Equity
                                                                Subaccount   Subaccount   Subaccount     Subaccount
                                                                -----------  ----------  ------------  ---------------
Assets
Cash.........................................................            --          --            --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................   $44,109,516  $1,237,355            --            --
Investments in shares of portfolios of Outside Trust, at
 value.......................................................            --          --  $    319,823    $1,007,801
Policy loans and accrued interest receivable.................            --          --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I.............................................        41,267       3,401            --            --
 Outside Trust...............................................            --          --            --            --
                                                                -----------  ----------  ------------    ----------
Total assets.................................................    44,150,783   1,240,736       319,823     1,007,801
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................            --          --            --            --
 Outside Trust...............................................            --          --            --            --
Asset charges payable........................................           706          20             4            10
                                                                -----------  ----------  ------------    ----------
Total liabilities............................................           706          20             4            10
                                                                -----------  ----------  ------------    ----------
Net assets...................................................   $44,150,077  $1,240,736  $    319,819    $1,007,791
                                                                ===========  ==========  ============    ==========

                                                                   Frontier
                                                                   Capital       Emerging                 Small/Mid
                                                                 Appreciation Markets Equity Bond Index    Cap CORE
                                                                  Subaccount    Subaccount   Subaccount   Subaccount
                                                                 ------------ -------------- ----------- ------------
Assets
Cash.........................................................            --            --            --          --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................            --      $624,216    $5,116,176    $499,543
Investments in shares of portfolios of Outside Trust, at
 value.......................................................      $386,290            --            --          --
Policy loans and accrued interest receivable.................            --            --            --          --
Receivable from:
 John Hancock Variable Series Trust I........................            --           497        22,339         335
 Outside Trust...............................................            --            --            --          --
                                                                   --------      --------    ----------    --------
Total assets.................................................       386,290       624,713     5,138,431     499,878
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................            --            --            --          --
 Outside Trust...............................................            --            --            --          --
Asset charges payable........................................             4            10            84           8
                                                                   --------      --------    ----------    --------
Total liabilities............................................             4            10            84           8
                                                                   --------      --------    ----------    --------
Net assets...................................................      $386,286      $624,703    $5,138,431    $499,870
                                                                   ========      ========    ==========    ========



See accompanying notes

                   JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                     September 30, 2001 (unaudited)


                                                                    High      Clifton      Large Cap
                                                                    Yield    Enhanced     Aggressive    Fundamental
                                                                    Bond     Us Equity      Growth        Growth
                                                                 Subaccount  Subaccount   Subaccount    Subaccount
                                                                 ----------  ----------  ------------  -----------
Assets
Cash.........................................................           --         --           --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................     $681,119    $22,033      $ 1,366        $7,034
Investments in shares of portfolios of Outside Trust,
 at value....................................................           --         --           --            --
Policy loans and accrued interest receivable.................           --         --           --            --
Receivable from:
 John Hancock Variable Series Trust I........................        4,875         --           --            --
 Outside Trust...............................................           --         --           --            --
                                                                  --------    -------      -------        ------
Total assets.................................................      685,994     22,033        1,366         7,034
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................           --         --           --            --
 Outside Trust...............................................           --         --           --            --
Asset charges payable........................................           11                      --            --
                                                                  --------    -------      -------        ------
Total liabilities............................................           11         --           --            --
                                                                  --------    -------      -------        ------
Net assets...................................................     $685,983    $22,033      $ 1,366        $7,034
                                                                  ========    =======      =======        ======

                                                                              Fidelity    Fidelity    Janus Aspen
                                                                  Aim V.I.      VIP        VIP II       Global
                                                                   Value       Growth    Contrafund   Technology
                                                                 Subaccount  Subaccount  Subaccount   Subaccount
                                                                 ----------  ----------  ----------  -----------
Assets
Cash.........................................................          --          --          --           --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................          --          --          --           --
Investments in shares of portfolios of Outside
 Trust, at value.............................................     $12,376      $2,529     $14,123       $1,735
Policy loans and accrued interest receivable.................          --          --          --           --
Receivable from:
 John Hancock Variable Series Trust I........................          --          --          --           --
 Outside Trust...............................................          --          --          --           --
                                                                  -------      ------     -------       ------
Total assets.................................................      12,376       2,529      14,123        1,735
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................          --          --          --           --
 Outside Trust...............................................          --          --          --           --
Asset charges payable........................................          --          --          --           --
                                                                  -------      ------     -------       ------
Total liabilities............................................          --          --          --           --
                                                                  -------      ------     -------       ------
Net assets...................................................     $12,376      $2,529     $14,123       $1,735
                                                                  =======      ======     =======       ======



See accompanying notes

                   JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                     September 30, 2001 (unaudited)

                                                                 Janus Aspen   MFS New
                                                                  Worldwide   Discovery     Active    Large/Mid    Small Cap
                                                                   Growth       Series      Bond II   Cap Value      Value
                                                                 Subaccount   Subaccount  Subaccount  Subaccount   Subaccount
                                                                -----------  ----------  ----------  ----------  -----------
Assets
Cash.........................................................          --           --          --            --         --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value....................................          --           --      $2,751    $3,326,891     $8,597
Investments in shares of portfolios of Outside Trust,
 at value....................................................      $3,096      $80,466          --            --         --
Policy loans and accrued interest
 receivable..................................................          --           --          --            --         --
Receivable from:
 John Hancock Variable Series Trust I........................          --           --          11         2,602         11
 Outside Trust...............................................          --           --          --            --         --
                                                                   ------      -------      ------    ----------     ------
Total assets.................................................       3,096       80,466       2,762     3,329,439      8,608
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company................          --           --          --            --         --
 Outside Trust...............................................          --           --          --            --         --
Asset charges payable........................................          --            1          --            54         --
                                                                   ------      -------      ------    ----------     ------
Total liabilities............................................          --            1          --            54         --
                                                                   ------      -------      ------    ----------     ------
Net assets...................................................      $3,096      $80,465      $2,762    $3,329,439     $8,608
                                                                   ======      =======      ======    ==========     ======


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                           Large Cap Growth Subaccount              Active Bond Subaccount
                                                      --------------------------------------  -------------------------------------
                                                          2001          2000         1999        2001         2000         1999
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............  $     35,051  $  6,351,461  $6,381,711  $ 4,178,042  $ 5,048,654  $ 5,184,234
  Outside Trust.....................................            --            --          --           --           --           --
  Interest income on policy loans...................       167,379       223,081     161,454      616,986      769,530      750,673
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Total investment income.............................       202,430     6,574,542   6,543,165    4,795,028    5,818,184    5,934,907
Expenses:
  Mortality and expense risks.......................       177,357       286,716     213,770      364,128      485,231      452,925
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net investment income...............................        25,073     6,287,826   6,329,395    4,430,900    5,332,953    5,481,982
Net realized and unrealized gain (loss) on
 investments:
  Net realized gains (losses).......................      (175,998)    1,809,410   1,146,308     (515,287)  (1,058,175)    (388,883)
  Net unrealized appreciation (depreciation) during
  the period........................................   (12,425,145)  (17,039,660)    320,087    2,482,298    3,862,398   (5,439,148)
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
  investments.......................................   (12,601,143)  (15,230,250)  1,466,395    1,967,011    2,804,223   (5,828,031)
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations...................................  $(12,576,070) $ (8,942,424) $7,795,790  $ 6,397,911  $ 8,137,176  $  (346,049)
                                                      ============  ============  ==========  ===========  ===========  ===========

                                                      International Equity Index Subaccount        Small Cap Growth Subaccount
                                                      --------------------------------------  -------------------------------------
                                                          2001          2000         1999        2001         2000          1999
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............  $     89,103  $    334,135  $  212,869  $        --  $   621,346  $   543,433
  Outside Trust.....................................            --            --          --           --           --           --
  Interest income on policy loans...................        23,801        29,828      20,538           --           --           --
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Total investment income.............................       112,904       363,963     233,407           --      621,346      543,433
Expenses:
  Mortality and expense risks.......................        27,519        41,808      32,838       21,297       39,379       15,809
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net investment income (loss)........................        85,385       322,155     200,569      (21,297)     581,967      527,624
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).......................      (122,640)       76,586      62,140        3,918      159,388       48,210
  Net unrealized appreciation (depreciation) during
   the period.......................................    (1,653,325)   (1,706,468)  1,295,768   (1,739,132)  (2,654,137)   1,125,829
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
  investments.......................................    (1,775,965)   (1,629,882)  1,357,908   (1,735,214)  (2,494,749)   1,174,039
                                                      ------------  ------------  ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations...................................  $ (1,690,580) $ (1,307,727) $1,558,477  $(1,756,011) $(1,912,782) $ 1,701,663
                                                      ============  ============  ==========  ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                     Global Balanced Subaccount                  Mid Cap Growth Subaccount
                                             -----------------------------------------   ------------------------------------------
                                                 2001          2000           1999           2001           2000           1999
                                             ------------  ------------   ------------   ------------   ------------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $      2,054  $      8,232   $     17,211   $         --   $  2,284,720   $  1,373,009
 Outside Trust..............................           --            --             --             --             --             --
 Interest income on policy loans............           --            --             --             --             --             --
                                             ------------  ------------   ------------   ------------   ------------   ------------
Total investment income.....................        2,054         8,232         17,211             --      2,284,720      1,373,009
Expenses:
 Mortality and expense risks................          841         1,034          1,267         64,238        101,903         34,834
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net investment income (loss)................        1,213         7,198         15,944        (64,238)     2,182,817      1,338,175
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)................       (8,554)       (3,641)         1,061     (1,706,682)     1,892,763        420,826
 Net unrealized appreciation (depreciation)
  during the period.........................      (19,857)      (21,945)        (8,559)    (6,633,116)   (11,690,290)     4,283,452
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net realized and unrealized gain (loss)
 on investments.............................      (28,411)      (25,586)        (7,498)    (8,339,798)    (9,797,527)     4,704,278
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.................. $    (27,198) $    (18,388)  $      8,446   $ (8,404,036)  $ (7,614,710)  $  6,042,453
                                             ============  ============   ============   ============   ============   ============

                                                    Large Cap Value Subaccount                    Money Market Subaccount
                                             -----------------------------------------   ------------------------------------------
                                                 2001          2000           1999           2001           2000           1999
                                             ------------  ------------   ------------   ------------   ------------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $    207,337  $    759,319   $    511,132   $    699,973   $  1,260,525   $  1,134,371
 Outside Trust..............................           --            --             --             --             --             --
 Interest income on policy loans............           --            --             --        125,658        162,299        155,491
                                             ------------  ------------   ------------   ------------   ------------   ------------
Total investment income.....................      207,337       759,319        511,132        825,631      1,422,824      1,289,862
Expenses:
 Mortality and expense risks................       77,250        65,992         36,983        100,165        132,261        146,758
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net investment income.......................      130,087       693,327        474,149        725,466      1,290,563      1,143,104
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)................       67,962       (47,306)       123,242             --             --             --
 Net unrealized appreciation (depreciation)
  during the period.........................   (1,393,400)      854,807       (499,454)            --             --             --
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net realized and unrealized gain (loss)
 on investments.............................   (1,325,438)      807,501       (376,212)            --             --             --
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.................. $ (1,195,351) $  1,500,828   $     97,937   $    725,466   $  1,290,563   $  1,143,104
                                             ============  ============   ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended June 30, 2001 (unaudited) and December 31, 2000 And 1999


                                               Large/Mid Cap Value II Subaccount           Small/Mid Cap Growth Subaccount
                                            ---------------------------------------   -------------------------------------------
                                                 2001           2000        1999          2001           2000            1999
                                            ---------------  -----------  ----------  -------------  -------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $        1,251   $  861,684   $  30,563   $         --   $    603,438    $    840,786
 Outside Trust.............................             --           --          --             --             --              --
 Interest income on policy loans...........             --           --          --             --             --              --
                                            --------------   ----------   ---------   ------------   ------------    ------------
Total investment income....................          1,251      861,684      30,563             --        603,438         840,786
Expenses:
 Mortality and expense risks...............            213       36,705      28,106         25,816         32,879          30,491
                                            --------------   ----------   ---------   ------------   ------------    ------------
Net investment income (loss)...............          1,038      824,979       2,457        (25,816)       570,559         810,295
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............         (2,862)     (47,013)   (547,518)      (102,355)      (136,669)         16,952
 Net unrealized appreciation
  (depreciation) during the period.........        (75,104)     853,987     657,486       (889,404)        (2,663)       (590,295)
                                            --------------   ----------   ---------   ------------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments...............................        (77,966)     806,974     109,968       (991,759)      (139,332)       (573,343)
                                            --------------   ----------   ---------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations................. $      (76,928)  $1,631,953   $ 112,425   $ (1,017,575)  $    431,227    $    236,952
                                            ==============   ==========   =========   ============   ============    ============

                                                    Real Estate Equity Subaccount              Growth & Income Subaccount
                                                -------------------------------------   ------------------------------------------
                                                    2001           2000        1999          2001           2000          1999
                                                -------------  -----------  ----------  -------------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......     $    161,784   $  471,363   $ 262,930   $    354,937   $ 43,732,520    $35,057,066
 Outside Trust.............................               --           --          --             --             --             --
 Interest income on policy loans...........           21,908       21,486      17,361      1,214,903      2,428,588      2,279,107
                                                ------------   ----------   ---------   ------------   ------------    -----------
Total investment income....................          183,692      492,849     280,291      1,569,840     46,161,108     37,336,173
Expenses:
 Mortality and expense risks...............          807,696       27,585      24,900        550,147      1,733,223      1,779,482
                                                ------------   ----------   ---------   ------------   ------------    -----------
Net investment income......................        1,695,152      465,264     255,391      1,019,693     44,427,885     35,556,691
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............          291,493     (159,205)   (168,994)       373,787     18,300,286      5,502,422
 Net unrealized appreciation (depreciation)
  during the period........................      (58,152,177)     919,904    (220,380)   (21,835,984)   (96,829,044)     2,405,417
                                                ------------   ----------   ---------   ------------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments...............................      (57,860,684)     760,699    (389,374)   (21,462,197)   (78,528,758)     7,907,839
                                                ------------   ----------   ---------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations.................     $(56,165,532)  $1,225,963   $(133,983)  $(20,442,504)  $(34,100,873)   $43,464,530
                                                ============   ==========   =========   ============   ============    ===========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999


                                                         Managed Subaccount                     Short-Term Bond Subaccount
                                              -----------------------------------------   --------------------------------------
                                                  2001           2000          1999           2001           2000          1999
                                              -------------  -------------  ------------  -------------  -------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......   $  1,562,932   $ 11,757,304   $ 9,998,433   $     17,421   $     17,131    $ 15,539
 Outside Trust.............................             --             --            --             --             --          --
 Interest income on policy  loans..........        779,359             --       953,686             --             --          --
                                              ------------   ------------   -----------   ------------   ------------    --------
Total investment income....................      2,342,291     11,757,304    10,952,119         17,421         17,131      15,539
Expenses:
 Mortality and expense risks...............        465,854        664,664       649,802          1,837          1,637       1,497
                                              ------------   ------------   -----------   ------------   ------------    --------
Net investment income......................      1,876,437     11,092,640    10,302,317         15,584         15,494      14,042
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............         44,474      1,551,519       996,546           (315)        (2,287)     (8,638)
 Net unrealized appreciation (depreciation)
  during the period........................    (11,191,146)   (12,278,637)   (2,108,530)        13,799          6,756      (2,442)
                                              ------------   ------------   -----------   ------------   ------------    --------
Net realized and unrealized gain (loss) on
 investments...............................    (11,146,672)   (10,727,118)   (1,111,984)        13,484          4,469     (11,080)
                                              ------------   ------------   -----------   ------------   ------------    --------
Net increase (decrease) in net assets
 resulting from operations.................   $ (9,270,235)  $    365,522   $ 9,190,333   $     29,068   $     19,963    $  2,962
                                              ============   ============   ===========   ============   ============    ========

                                                      Small Cap Equity Subaccount        International Opportunities Subaccount
                                                  ------------------------------------   ---------------------------------------
                                                     2001         2000         1999          2001           2000          1999
                                                  ----------  ------------  ----------   -------------  -------------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......       $      --   $   321,253   $   79,585   $   104,368    $   617,754     $241,151
 Outside Trust.............................              --            --           --            --             --           --
 Interest income on policy loans...........              --            --           --            --             --           --
                                                  ---------   -----------   ----------   -----------    -----------     --------
Total investment income....................              --       321,253       79,585       104,368        617,754      241,151
Expenses:
 Mortality and expense risks...............          15,612        23,745       17,680        56,211         53,038       17,937
                                                  ---------   -----------   ----------   -----------    -----------     --------
Net investment income (loss)...............         (15,612)      297,508       61,905        48,157        564,716      223,214
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............        (497,942)     (110,857)     (33,134)     (254,673)       348,813      155,412
 Net unrealized appreciation (depreciation)
  during the period........................        (443,318)     (668,463)    (148,401)   (4,019,589)    (2,497,504)     387,412
                                                  ---------   -----------   ----------   -----------    -----------     --------
Net realized and unrealized gain (loss) on
 investments...............................        (941,260)     (779,320)    (181,535)   (4,274,262)    (2,148,691)     542,824
                                                  ---------   -----------   ----------   -----------    -----------     --------
Net increase (decrease) in net assets
 resulting from operations.................       $(956,872)  $  (481,812)  $ (119,630)  $(4,266,105)   $(1,583,975)    $766,038
                                                  =========   ===========   ==========   ===========    ===========     ========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                                 Equity Index Subaccount               Global Bond Subaccount
                                                         ----------------------------------------  -------------------------------
                                                             2001          2000          1999        2001       2000       1999
                                                         ------------  ------------  ------------  ---------  ---------  ---------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I..................... $    432,341  $  2,327,055  $    593,325  $   5,614  $  63,032  $  37,862
Outside Trust............................................           --            --            --         --         --         --
Interest income on policy loans..........................           --            --            --         --         --         --
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Total investment income..................................      432,341     2,327,055       593,325      5,614     63,032     37,862
Expenses:
Mortality and expense risks..............................      216,019       185,175        63,950      5,096      5,624      4,084
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net investment income....................................      216,322     2,141,880       529,375        518     57,408     33,778
Net realized and unrealized gain (loss) on investmentss:
Net realized gains (losses)..............................      (85,115)      485,643       271,978     (6,331)   (14,302)      (151)
Net unrealized appreciation (depreciation) during
the period...............................................  (11,294,511)   (8,035,375)    1,282,937     24,984     63,359    (52,953)
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net realized and unrealized gain (loss) on investmentss..  (11,379,626)   (7,549,732)    1,554,915     18,653     49,057    (53,104)
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net increase (decrease) in net assets resulting
from operations.......................................... $(11,163,304) $ (5,407,852) $  2,084,290  $  19,171  $ 106,465  $ (19,326)
                                                          ============  ============  ============  =========  =========  =========

                                                                                                     Brandes International Equity
                                                               Turner Core Growth Subaccount                 Subaccount
                                                          ----------------------------------------  -------------------------------
                                                              2001          2000          1999        2001       2000        1999
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I.....................           --            --            --         --         --         --
Outside Trust............................................ $         80  $     52,832  $     19,328  $   3,215  $  92,935  $  16,354
Interest income on policy loans..........................           --            --            --         --         --         --
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Total investment income..................................           80        52,832        19,328      3,215     92,935     16,354
Expenses:
Mortality and expense risks..............................        1,667         2,215         1,139      5,022      4,973      2,166
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net investment income (loss).............................       (1,587)       50,617        18,189     (1,807)    87,962     14,188
Net realized and unrealized gain (loss) on investmentss:
Net realized gains (losses)..............................      (87,369)       20,969        26,736     30,200     13,902     11,526
Net unrealized appreciation (depreciation) during
the period...............................................      (56,525)     (120,040)       23,628   (276,840)   (35,201)   122,734
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net realized and unrealized gain (loss) on investmentss..     (143,894)      (99,071)       50,364   (246,640)   (21,299)   134,260
                                                          ------------  ------------  ------------  ---------  ---------  ---------
Net increase (decrease) in net assets resulting
from operations.......................................... $   (145,481) $    (48,454) $     68,553  $(248,447) $  66,663  $ 148,448
                                                          ============  ============  ============  =========  =========  =========

See accompanying notes

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                            Frontier Capital Appreciation            Emerging Markets Equity
                                                                      Subaccount                           Subaccount
                                                         ------------------------------------  ------------------------------------
                                                            2001         2000         1999        2001         2000         1999
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................         --           --           --  $    1,897   $   63,791   $   15,636
 Outside Trust.......................................... $    4,602   $  133,836   $   13,028          --           --           --
 Interest income on policy loans........................         --           --           --          --           --           --
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Total investment income.................................      4,602      133,836       13,028       1,897       63,791       15,636
Expenses:
 Mortality and expense risks............................      2,351        3,700        4,257       3,704        5,200          466
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net investment income (loss)............................      2,251      130,136        8,771      (1,807)      58,591       15,170
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)............................    (52,619)      68,311      (59,550)   (424,870)      19,902        1,838
 Net unrealized appreciation (depreciation) during
  the period............................................    (47,847)    (175,994)      89,369     193,158     (571,486)      92,713
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net realized and unrealized gain (loss) on investments..   (100,466)    (107,683)      29,819    (231,712)    (551,584)      94,551
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations........................................ $  (98,215)  $   22,453   $   38,590  $ (233,519)  $ (492,993)  $  109,721
                                                         ==========   ==========   ==========  ==========   ==========   ==========

                                                                Bond Index Subaccount              Small/Mid Cap CORE Subaccount
                                                         ------------------------------------  ------------------------------------
                                                            2001         2000         1999        2001         2000         1999
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................... $   72,347   $    7,273   $    2,971  $    1,997   $   22,843   $    6,699
 Outside Trust..........................................         --           --           --          --           --           --
 Interest income on policy loans........................         --           --           --          --           --           --
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Total investment income.................................     72,347        7,273        2,971       1,997       22,843        6,699
Expenses:
 Mortality and expense risks............................      6,237          561          270       2,162        1,051          335
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net investment income (loss)............................     66,110        6,712        2,701        (165)      21,792        6,364
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)............................      6,268         (607)      (1,613)     (1,290)       1,505        1,093
 Net unrealized appreciation (depreciation) during
  the period............................................     66,645        6,100       (1,753)    (78,559)     (13,928)       4,719
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net realized and unrealized gain (loss) on investments..     72,913        5,493       (3,366)    (79,849)     (12,423)       5,812
                                                         ----------   ----------   ----------  ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations........................................ $  139,023   $   12,205   $     (665) $   80,014   $    9,369   $   12,176
                                                         ==========   ==========   ==========  ==========   ==========   ==========

See accompanying notes

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                                   High Yield Bond                  Clifton Enhanced US
                                                                     Subaccount                      Equity Subaccount
                                                         ----------------------------------  ----------------------------------
                                                            2001        2000        1999        2001        2000       1999*
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................... $   42,754  $   84,101  $    3,011  $       --  $    3,328  $    1,435
 Outside Trust..........................................         --          --          --          42          --          --
 Interest income on policy loans........................         --          --          --          --          --          --
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total investment income.................................     42,754      84,101       3,011          42       3,328       1,435
Expenses:
 Mortality and expense risks............................      2,983       5,409         220         111         138          61
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income (loss)............................     39,771      78,692       2,791         (69)      3,190       1,374
Net realized and unrealized gain (loss) on investments:
 Net realized gains (loss)..............................   (107,391)    (12,114)       (396)       (525)        302          11
 Net unrealized appreciation (depreciation) during
  the period............................................     93,431    (188,735)     (1,172)     (4,557)     (5,562)      1,285
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net realized and unrealized gain (loss) on investments..    (13,960)   (200,849)     (1,568)     (5,082)     (5,260)      1,296
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net assets resulting
 from operations........................................ $   25,811  $ (122,157) $    1,223  $   (5,151) $   (2,070) $    2,670
                                                         ==========  ==========  ==========  ==========  ==========  ==========

                                                          Large Cap Aggressive      Fundamental Growth         AIM V.I. Value
                                                            Growth Subaccount          Subaccount               Subaccount
                                                         ----------------------   ---------------------   ----------------------
                                                            2001       2000**       2001        2000*        2001       2000*
                                                         ----------  ----------  ----------  ----------   ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................... $       --  $       36  $       --  $    1,361   $       --  $       --
 Outside Trust..........................................         --          --          --          --           --         241
 Interest income on policy loans........................         --          --          --          --           --          --
                                                         ----------  ----------  ----------  ----------   ----------  ----------
Total investment income.................................         --          36          --       1,361           --         241
Expenses:
 Mortality and expense risks............................          8           6          48          10           42          11
                                                         ----------  ----------  ----------  ----------   ----------  ----------
Net investment income (loss)............................         (8)         30         (48)      1,351          (42)        230
Net realized and unrealized (loss) on investments:
 Net realized (loss)....................................        (40)         (8)       (242)        (10)        (173)        (11)
 Net unrealized (depreciation) during the period........       (444)       (616)     (5,780)     (1,226)      (2,905)     (1,068)
                                                         ----------  ----------  ----------  ----------   ----------  ----------
Net realized and unrealized (loss) on investments.......       (484)       (624)     (6,022)     (1,236)      (3,078)     (1,079)
                                                         ----------  ----------  ----------  ----------   ----------  ----------
Net increase (decrease) in net assets resulting
 from operations........................................ $     (492) $     (594) $   (6,070) $      115   $   (3,120) $     (849)
                                                         ==========  ==========  ==========  ==========   ==========  ==========

_____________
 * From May 1, 1999 (commencement of operations).
** From April 24, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                                                    Fidelity VIP II
                                                           Fidelity VIP Growth         Contrafund           Janus Aspen Global
                                                               Subaccount              Subaccount         Technology Subaccount
                                                          ---------------------  ----------------------  -----------------------
                                                             2001      2000**       2001       2000**       2001       2000***
                                                          ---------- ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................  $       --        --           --          --          --           --
 Outside Trust..........................................         272  $     --   $      205  $       --  $       17  $        24
 Interest income on policy loans........................          --        --           --          --          --           --
                                                          ----------  --------   ----------  ----------  ----------  -----------
Total investment income.................................         272        --          205          --          17           24
Expenses:
 Mortality and expense risks............................          16        12           47           6          13            8
                                                          ----------  --------   ----------  ----------  ----------  -----------
Net investment income (loss)............................         256       (12)         158          (6)          4           16
Net realized and unrealized (loss) on investments:
 Net realized losses....................................        (472)       (4)        (160)         (7)        (87)         (99)
 Net unrealized (depreciation) during the period........        (983)     (366)      (2,418)       (525)     (1,856)      (1,649)
                                                          ----------  --------   ----------  ----------  ----------  -----------
Net realized and unrealized (loss) on investments.......      (1,455)     (370)      (2,578)       (532)     (1,943)      (1,748)
                                                          ----------  --------   ----------  ----------  ----------  -----------
Net (decrease) in net assets resulting from operations..  $   (1,199) $   (382)  $   (2,420) $     (538) $   (1,939) $    (1,732)
                                                          ==========  ========   ==========  ==========  ==========  ===========

                                                          Janus Aspen          NFS New
                                                           Worldwide         Discovery        Active
                                                             Growth            Series         Bond II     Large/Mid    Small Cap
                                                          Subaccount         Subaccount      Subaccount   Cap Value      Value
                                                      -----------------  ------------------  ----------  ------------  ---------
                                                        2001    2000***    2001     2000**    2001****     2001****    2001****
                                                      --------  -------  --------  --------  ----------  ------------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............        --       --        --        --  $       71   $    32,410  $      13
 Outside Trust......................................  $      7  $     1  $  3,282  $     --          --            --         --
 Interest income on policy loans....................        --       --        --        --          --            --         --
                                                      --------  -------  --------  --------  ----------   -----------  ---------
Total investment income.............................         7        1     3,282        --          71        32,410         13
Expenses:
 Mortality and expense risks........................        18        8       282        19           8        19,605          5
                                                      --------  -------  --------  --------  ----------   -----------  ---------
Net investment income (loss)........................       (11)      (7)    3,000       (19)         63        12,805          8
Net realized and unrealized gain (loss) on
 investments:
 Net realized income (loss).........................       (46)     (71)     (491)       (7)          1       478,407       (350)
 Net unrealized appreciation (depreciation)
  during the period.................................    (1,396)    (717)  (23,621)      197          24    (1,138,810)       443
                                                      --------  -------  --------  --------  ----------   -----------  ---------
Net realized and unrealized gain (loss) on
 investments........................................    (1,442)    (788)  (24,112)      190          25      (660,403)        93
                                                      --------  -------  --------  --------  ----------   -----------  ---------
Net increase (decrease) in net assets resulting
 from operations....................................  $ (1,453) $  (795) $(21,112) $    171  $       88   $  (647,598) $     101
                                                      ========  =======  ========  ========  ==========   ===========  =========

____________
  ** From April 24, 2000 (commencement of operations).
 *** From June 29, 2000 (commencement of operations).
**** Activity from January 1, 2001. From December 15, 2000 (commencement of operations) to December 31, 2000 there was no activity.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                    Large Cap Growth Subaccount                   Active Bond Subaccount
                                             ------------------------------------------  -----------------------------------------
                                                 2001           2000          1999           2001           2000           1999
                                             -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................... $     25,073   $  6,287,826   $ 6,329,395   $  4,430,900   $  5,332,953    $ 5,481,982
 Net realized gains (losses)................     (175,998)     1,809,410     1,146,308       (515,287)    (1,058,175)      (388,883)
 Net unrealized appreciation (depreciation)
  during the period.........................  (12,425,145)   (17,039,660)      320,087      2,482,298      3,862,398     (5,439,148)
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations..................  (12,576,070)    (8,942,424)    7,795,790      6,397,911      8,137,176       (346,049)
From policyholder transactions:
 Net premiums from policyholders............    9,798,367     16,225,070    10,950,682      9,484,532     26,218,788     11,668,600
 Net benefits to policyholders..............   (5,259,528)    (8,421,666)   (5,776,293)    (9,173,407)   (17,903,281)    (7,543,864)
 Net increase (decrease) in policy loans....     (207,346)       407,961            --        793,349        620,295             --
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions..................    4,331,493      8,211,365     5,174,389      1,104,474      8,935,802      4,124,736
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets.......   (8,244,577)      (731,059)   12,970,179      7,502,385     17,072,978      3,778,687
Net assets at beginning of period...........   43,297,378     44,028,437    31,058,258     97,962,560     80,889,582     77,110,895
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period................. $ 35,052,801   $ 43,297,378   $44,028,437   $105,464,945   $ 97,962,560    $80,889,582
                                             ============   ============   ===========   ============   ============    ===========

                                               International Equity Index Subaccount             Small Cap Growth Subaccount
                                             -----------------------------------------   ------------------------------------------
                                                 2001           2000          1999           2001           2000           1999
                                             ------------   ------------   -----------   ------------   ------------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............... $     85,385   $    322,155   $   200,569   $    (21,297)  $    581,967    $   527,624
 Net realized gains (losses)................     (122,640)        76,586        62,140          3,918        159,388         48,210
 Net unrealized appreciation (depreciation)
  during the period.........................   (1,653,325)    (1,706,468)    1,295,768     (1,739,132)    (2,654,137)     1,125,829
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations..................   (1,690,580)    (1,307,727)    1,558,477     (1,756,511)    (1,912,782)     1,701,663
From policyholder transactions:
 Net premiums from policyholders............    1,306,416      2,208,529     1,634,643      1,836,588      4,738,730      1,398,160
 Net benefits to policyholders..............   (1,081,138)    (1,307,479)   (1,119,500)    (2,644,594)      (956,063)      (390,180)
 Net increase (decrease) in policy loans....      (15,762)       110,023            --             --             --             --
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions...      209,516      1,011,073       515,143       (808,006)     3,782,667      1,007,980
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets.......   (1,481,064)      (296,654)    2,073,620     (2,564,517)     1,869,885      2,709,643
Net assets at beginning of period...........    6,884,339      7,180,994     5,107,374      6,381,819      4,511,934      1,802,291
                                             ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period................. $  5,403,275   $  6,884,340   $ 7,180,994   $  3,817,302   $  6,381,819    $ 4,511,934
                                             ============   ============   ===========   ============   ============    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                      Global Balanced Subaccount                 Mid Cap Growth Subaccount
                                               ---------------------------------------   ------------------------------------------
                                                   2001          2000         1999           2001           2000           1999
                                               -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................. $     1,213   $     7,198   $    15,944   $    (64,238)  $  2,182,817   $  1,338,175
 Net realized gains (losses)..................      (8,554)       (3,641)        1,061     (1,706,682)     1,892,763        420,826
 Net unrealized appreciation (depreciation)
  during the period...........................     (19,857)      (21,945)       (8,559)    (6,633,116)   (11,690,290)     4,283,452
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations....................     (27,198)      (18,388)        8,446     (8,404,036)    (7,614,710)     6,042,453
From policyholder transactions:
 Net premiums from policyholders..............      84,769        75,380       115,573      8,459,392     13,112,643      7,041,199
 Net benefits to policyholders................     (45,073)      (83,639)     (133,983)    (2,483,421)    (4,430,561)      (947,660)
 Net increase in policy loans.................          --            --            --             --             --             --
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....      39,696        (8,259)      (18,410)     5,975,971      8,682,082      6,093,539
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets.........      12,498       (26,647)       (9,964)    (2,428,065)     1,067,372     12,135,992
Net assets at beginning of period.............     173,721       200,368       210,332     14,676,946     13,609,574      1,473,582
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period................... $   186,219   $   173,721   $   200,368   $ 12,248,881   $ 14,676,946   $ 13,609,574
                                               ===========   ===========   ===========   ============   ============   ============

                                                     Large Cap Value Subaccount                   Money Market Subaccount
                                               ---------------------------------------   ------------------------------------------
                                                   2001          2000         1999           2001           2000           1999
                                               -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................ $   130,087   $   693,327   $   474,149   $    725,466   $  1,290,563   $  1,143,104
 Net realized gains (losses)..................      67,962       (47,306)      123,242             --             --             --
 Net unrealized appreciation (depreciation)
  during the period...........................  (1,393,400)      854,807      (499,454)            --             --             --
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations....................  (1,195,351)    1,500,828        97,937        725,466      1,290,563      1,143,104
From policyholder transactions:
 Net premiums from policyholders..............   6,639,919     7,024,748     5,449,922     18,020,488     26,609,851     16,733,655
 Net benefits to policyholders................  (1,543,150)   (1,798,175)   (1,059,147)   (21,929,201)   (22,265,301)   (46,642,184)
 Net increase in policy loans.................          --            --            --         38,516         77,509             --
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....   5,096,769     5,226,573     4,390,775     (3,870,197)     4,422,059    (29,908,529)
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets.........   3,901,418     6,727,401     4,488,712     (3,144,731)     5,712,622    (28,765,425)
Net assets at beginning of period.............  14,990,188     8,262,787     3,774,075     26,215,728     20,503,106     49,268,531
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period................... $18,891,606   $14,990,188   $ 8,262,787   $ 23,070,997   $ 26,215,728   $ 20,503,106
                                               ===========   ===========   ===========   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                  Large/Mid Cap Value II Subaccount            Small/Mid Cap Growth Subaccount
                                               ---------------------------------------   ------------------------------------------
                                                   2001          2000         1999           2001           2000          1999
                                               -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................. $     1,038   $   824,979   $     2,457   $    (25,816)  $    570,559   $    810,295
 Net realized gains (losses)..................      (2,862)      (47,013)     (547,518)      (102,355)      (136,669)        16,952
 Net unrealized appreciation (depreciation)
  during the period...........................     (75,104)      853,987       657,486       (889,404)        (2,663)      (590,295)
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations....................     (76,928)    1,631,953       112,425     (1,017,575)       431,227        236,952
From policyholder transactions:
 Net premiums from policyholders..............     765,924     2,895,543     2,086,192      1,208,797      1,474,342      1,533,102
 Net benefits to policyholders................     (35,188)     (830,119)   (3,546,814)      (913,635)    (1,536,191)    (1,200,248)
 Net increase in policy loans.................          --            --            --             --             --             --
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....    (730,736)    2,065,424    (1,460,622)       295,162        (61,849)       332,854
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets.........     653,808     3,697,377    (1,348,197)      (722,413)       369,378        569,806
Net assets at beginning of period.............   8,399,009     4,701,632     6,049,829      5,855,422      5,486,044      4,916,238
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period................... $   653,808   $ 8,399,009   $ 4,701,632   $  5,133,009   $  5,855,422   $  5,486,044
                                               ===========   ===========   ===========   ============   ============   ============

                                                    Real Estate Equity Subaccount                Growth & Income Subaccount
                                               ---------------------------------------   ------------------------------------------
                                                  2001          2000          1999           2001           2000           1999
                                               -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................ $   158,563   $   465,264   $   255,391   $  1,695,152   $ 44,427,885   $ 35,556,691
 Net realized gains (losses)..................    (171,749)     (159,205)     (168,994)       291,493     18,300,286      5,502,422
 Net unrealized appreciation (depreciation)
  during the period...........................      63,266       919,904      (220,380)   (58,152,177)   (96,829,044)     2,405,417
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations....................      50,080     1,225,963      (133,983)   (56,165,532)   (34,100,873)    43,464,530
From policyholder transactions:
 Net premiums from policyholders..............   1,189,510     1,762,038       968,627     20,191,545     31,462,247     34,593,082
 Net benefits to policyholders................  (1,501,999)   (1,130,179)   (2,335,552)   (21,398,447)   (71,685,409)   (34,650,911)
 Net increase (decrease) in policy loans......      33,805       114,851            --     (1,356,490)     1,310,472             --
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....    (278,684)      746,710    (1,366,925)    (2,563,392)   (38,912,690)       (57,829)
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets.........    (228,604)    1,972,673    (1,500,908)   (58,728,924)   (73,013,563)    43,406,701
Net assets at beginning of period.............   6,002,773     4,030,100     5,531,008    267,486,534    340,500,097    297,093,396
                                               -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period................... $ 5,774,169   $ 6,002,773   $ 4,030,100   $208,757,610   $267,486,534   $340,500,097
                                               ===========   ===========   ===========   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                            Managed Subaccount                     Short-Term Bond Subaccount
                                                ------------------------------------------   --------------------------------------
                                                    2001           2000           1999          2001          2000          1999
                                                ------------   ------------   ------------   -----------   -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income......................... $  1,876,437   $ 11,092,640   $ 10,302,317   $    15,584   $    15,494  $    14,042
 Net realized gains (losses)...................       44,474      1,551,519        996,546          (315)       (2,287)      (8,638)
 Net unrealized appreciation (depreciation)
  during the period............................  (11,191,146)   (12,278,637)    (2,108,530)       13,799         6,756       (2,442)
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets
 resulting from operations.....................   (9,270,235)       365,522      9,190,333        29,068        19,963        2,962
From policyholder transactions:
 Net premiums from policyholders...............    9,044,080     12,192,565     13,430,282       282,609       167,135      109,732
 Net benefits to policyholders.................  (10,942,264)   (19,842,234)   (14,305,859)      (90,217)      (69,043)    (370,270)
 Net increase in policy loans..................      347,322        630,955             --            --            --           --
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions......   (1,550,862)    (7,018,714)      (875,577)      192,392        98,092     (260,538)
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets..........  (10,821,097)    (6,653,192)     8,314,756       221,460       118,055     (257,576)
Net assets at beginning of period..............  112,476,227    119,129,419    110,814,663       356,968       238,913      496,489
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net assets at end of period.................... $101,655,130   $112,476,227   $119,129,419   $   578,428   $   356,968  $   238,913
                                                ============   ============   ============   ===========   ===========  ===========

                                                       Small Cap Equity Subaccount           International Opportunities Subaccount
                                                ------------------------------------------   --------------------------------------
                                                    2001           2000           1999          2001          2000          1999
                                                ------------   ------------   ------------   -----------   -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).................. $    (15,612)  $    297,508   $     61,905   $    48,157   $   564,716  $   223,214
 Net realized gains (losses)...................     (497,942)      (110,857)       (33,134)     (254,673)      348,813      155,412
 Net unrealized appreciation (depreciation)
  during the period............................     (773,318)      (668,463)      (148,401)   (4,019,589)   (2,497,504)     387,412
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets
 resulting from operations.....................     (956,872)      (481,812)      (119,630)   (4,226,105)   (1,583,975)     766,038
From policyholder transactions:
 Net premiums from policyholders...............    2,352,805      1,608,648      1,483,922     7,905,633     9,284,275    2,354,681
 Net benefits to policyholders.................   (1,991,173)      (452,404)      (447,402)     (841,569)     (469,272)  (3,673,500)
 Net increase in policy loans..................           --             --             --            --            --           --
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions......      361,632      1,156,242      1,036,520     7,064,064     8,815,003   (1,318,819)
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net increase (decrease) in net assets..........     (595,240)       674,430        916,890     2,837,959     7,231,028     (552,781)
Net assets at beginning of period..............    4,141,822      3,467,392      2,550,502    10,859,971     3,628,943    4,181,724
                                                ------------   ------------   ------------   -----------   -----------  -----------
Net assets at end of period.................... $  3,546,582   $  4,141,822   $  3,467,392   $13,694,930   $10,859,971  $ 3,628,943
                                                ============   ============   ============   ===========   ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                           Equity Index Subaccount                    Global Bond Subaccount
                                                  -----------------------------------------   --------------------------------------
                                                      2001          2000          1999           2001          2000         1999
                                                  -------------  ------------  ------------   -----------   -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income........................... $    216,322   $ 2,141,880   $   529,375    $      518    $   57,408    $  33,778
 Net realized gains (losses).....................      (85,115)      485,643       271,978        (6,331)      (14,302)        (151)
 Net unrealized appreciation (depreciation)
  during the period..............................  (11,294,511)   (8,035,375)    1,282,937        24,984        63,359      (52,953)
                                                  ------------   -----------   -----------    ----------    ----------    ---------
Net increase (decrease) in net assets resulting
 from operations.................................  (11,163,304)   (5,407,852)    2,084,290        19,171       106,465      (19,326)
From policyholder transactions:
 Net premiums from policyholders.................    9,622,997    43,728,519     6,697,385       283,498       396,099      696,619
 Net benefits to policyholders...................   (4,406,332)   (2,630,030)   (1,623,429)     (201,794)     (192,421)    (317,999)
 Net increase in policy loans....................           --            --            --            --            --           --
                                                  ------------   -----------   -----------    ----------    ----------    ---------
Net increase in net assets resulting from
 policyholder transactions.......................    5,216,665    41,098,489     5,073,956        81,704       203,678      378,620
                                                  ------------   -----------   -----------    ----------    ----------    ---------
Net increase (decrease) in net assets............   (5,946,639)   35,690,637     7,158,246       100,875       310,143      359,294
Net assets at beginning of period................   50,096,716    14,406,079     7,247,833     1,139,861       829,718      470,424
                                                  ------------   -----------   -----------    ----------    ----------    ---------
Net assets at end of period...................... $ 50,069,716   $50,096,716   $14,406,079    $1,240,736    $1,139,861    $ 829,718
                                                  ============   ===========   ===========    ==========    ==========    =========

                                                       Turner Core Growth Subaccount        Brandes International Equity Subaccount
                                                  ----------------------------------------  ---------------------------------------
                                                      2001          2000          1999         2001          2000           1999
                                                  ------------   -----------   -----------  ----------    ----------      ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).................... $     (1,587)  $    50,617   $    18,189  $   (1,807)   $   87,962      $  14,188
 Net realized gains (losses).....................      (87,369)       20,969        26,736      30,200        13,902         11,526
 Net unrealized appreciation (depreciation)
  during the period..............................      (56,525)     (120,040)       23,628    (276,840)      (35,201)       122,734
                                                  ------------   -----------   -----------  ----------    ----------      ---------
Net increase (decrease) in net assets resulting
 from operations.................................     (145,481)      (48,454)       68,553    (248,447)       66,663        148,448
From policyholder transactions:
 Net premiums from policyholders.................      309,721       192,556       109,802   1,045,529       616,308        152,629
 Net benefits to policyholders...................     (214,915)      (31,415)      (45,555)   (958,497)      (39,267)       (31,332)
 Net increase in policy loans....................           --            --            --          --            --             --
                                                  ------------   -----------   -----------  ----------    ----------      ---------
Net increase in net assets resulting from
 policyholder transactions.......................       94,806       161,141        64,247      87,032       577,041        121,297
                                                  ------------   -----------   -----------  ----------    ----------      ---------
Net increase (decrease) in net assets............      (50,675)      112,687       132,800    (161,415)      643,704        269,745
Net assets at beginning of period................      370,494       257,807       125,007   1,169,206       525,502        255,757
                                                  ------------   -----------   -----------  ----------    ----------      ---------
Net assets at end of period...................... $    319,819   $   370,494   $   257,807  $1,007,791    $1,169,206      $ 525,502
                                                  ============   ===========   ===========  ==========    ==========      =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                   Frontier Capital Appreciation Subaccount    Emerging Markets Equity Subaccount
                                                   ----------------------------------------   -------------------------------------
                                                      2001           2000          1999          2001         2000          1999
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)....................  $    2,251     $  130,136    $     8,771   $   (1,807)  $   58,591    $   15,170
 Net realized gains (losses).....................     (52,619)        68,311        (59,550)    (424,870)      19,902         1,838
 Net unrealized appreciation (depreciation)
  during the period..............................     (47,847)      (175,994)        89,369      193,158     (571,486)       92,713
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase (decrease) in net assets resulting
 from operations.................................     (98,215)        22,453         38,590     (233,519)    (492,993)      109,721
From policyholder transactions:
 Net premiums from policyholders.................     429,905        219,803        103,675      588,861    1,133,676       336,277
 Net benefits to policyholders...................    (462,120)      (179,523)    (2,221,410)    (471,991)    (337,143)       (8,915)
 Net increase in policy loans....................          --             --             --           --           --            --
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions.......................     (32,215)        40,280     (2,117,735)     116,870      796,533       327,362
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase (decrease) in net assets............    (130,430)        62,733     (2,079,145)    (116,649)     303,540       437,083
Net assets at beginning of period................     516,716        453,983      2,533,128      741,352      437,812           729
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net assets at end of period......................  $  386,286     $  516,716    $   453,983   $  624,703   $  741,352    $  437,812
                                                   ==========     ==========    ===========   ==========   ==========    ==========

                                                           Bond Index Subaccount                  Small/Mid Cap Core Subaccount
                                                   ----------------------------------------   -------------------------------------
                                                      2001           2000          1999          2001         2000          1999
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)....................  $   66,110     $    6,712    $     2,701   $     (165)  $   21,792    $    6,364
 Net realized gains (losses).....................       6,268           (607)        (1,613)      (1,290)       1,505         1,093
 Net unrealized appreciation (depreciation)
  during the period..............................      66,645          6,100         (1,753)     (78,559)     (13,928)        4,719
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase (decrease) in net assets resulting
 from operations.................................     139,023         12,205           (665)     (80,014)       9,369        12,176
From policyholder transactions:
 Net premiums from policyholders.................   4,791,282        196,240         80,921      112,553      479,768        44,493
 Net benefits to policyholders...................     (57,786)       (16,742)       (20,596)     (92,220)      (6,951)      (12,003)
 Net increase in policy loans....................          --             --             --           --           --            --
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions.......................   4,733,496        179,498         60,325       20,333      472,817        32,490
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net increase (decrease) in net assets............   4,872,519        191,703         59,660      (59,681)     482,186        44,666
Net assets at beginning of period................     265,912         74,209         14,549      559,551       77,365        32,699
                                                   ----------     ----------    -----------   ----------   ----------    ----------
Net assets at end of period......................  $5,138,431     $  265,912    $    74,209   $  499,870   $  559,551    $   77,365
                                                   ==========     ==========    ===========   ==========   ==========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                     1999

                                                                                                        Clifton Enhanced
                                                             High Yield Bond Subaccount               US Equity Subaccount
                                                       -------------------------------------  ------------------------------------
                                                          2001         2000         1999         2001         2000         1999*
                                                       -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................... $    39,771  $    78,692  $     2,791  $       (69) $     3,190  $     1,374
 Net realized gains (losses)..........................    (107,391)     (12,114)        (396)        (525)         302           11
 Net unrealized appreciation (depreciation)
   during the period..................................      93,431     (188,735)      (1,172)      (4,557)      (5,562)       1,285
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations.........................................      25,811     (122,157)       1,223       (5,151)      (2,070)       2,670
From policyholder transactions:
 Net premiums from policyholders......................     578,612    1,514,684       69,375        5,606       16,541       15,505
 Net benefits to policyholders........................  (1,298,307)     (88,711)          --       (1,717)      (9,351)          --
 Net increase in policy loans.........................          --           --           --           --           --           --
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   policyholder transactions..........................    (719,695)   1,425,973       69,375        3,889        7,190       15,505
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets.................    (693,884)   1,303,816       70,598       (1,262)       5,120       18,175
Net assets at beginning of period.....................   1,379,867       76,051        5,453       23,295       18,175           --
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period........................... $   685,983  $ 1,379,867  $    76,051  $    22,033  $    23,295  $    18,175
                                                       ===========  ===========  ===========  ===========  ===========  ===========

                                                                                   Large Cap Aggressive       Fundamental Growth
                                                                                     Growth Subaccount            Subaccount
                                                                                 ------------------------  ------------------------
                                                                                    2001         2000**       2001         2000**
                                                                                 -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................................... $        (8) $        30  $       (48) $     1,351
 Net realized (losses)..........................................................         (40)          (8)        (242)         (10)
 Net unrealized (depreciation) during the period................................        (444)        (616)      (5,780)      (1,226)
                                                                                 -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from operations.................        (492)        (594)      (6,070)         115
From policyholder transactions:
 Net premiums from policyholders................................................           4        2,528        7,509    9,264,914
 Net benefits to policyholders..................................................         (80)          --       (7,658)  (9,251,776)
 Net increase in policy loans...................................................          --           --           --           --
                                                                                 -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from policyholder transactions..         (76)       2,528         (149)      13,138
                                                                                 -----------  -----------  -----------  -----------
Net increase (decrease) in net assets...........................................        (568)       1,934       (6,219)      13,253
Net assets at beginning of period...............................................       1,934           --       13,253           --
                                                                                 -----------  -----------  -----------  -----------
Net assets at end of period..................................................... $     1,366  $     1,934  $     7,034  $    13,253
                                                                                 ===========  ===========  ===========  ===========

_____________
 * From May 1, 1999 (commencement of operations).
** From April 24, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                                                                           Fidelity VIP II
                                                            AIM V.I. Value        Fidelity VIP Growth        Contrafund
                                                              Subaccount              Subaccount             Subaccount
                                                         --------------------    --------------------    --------------------
                                                           2001       2000**       2001       2000**       2001       2000**
                                                         --------    --------    --------    --------    --------    --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................  $    (42)   $    230    $    256    $     (6)   $    158    $    (12)
 Net realized (losses).................................      (173)        (11)       (472)         (7)       (160)         (4)
 Net unrealized (depreciation) during the period.......    (2,905)     (1,068)       (983)       (525)     (2,418)       (366)
                                                         --------    --------    --------    --------    --------    --------
Net (decrease) in net assets resulting from operations.    (3,120)       (849)     (1,199)       (538)     (2,420)       (382)
From policyholder transactions:
 Net premiums from policyholders.......................    10,605      12,213         734       5,160      10,626      13,880
 Net benefits to policyholders.........................      (401)     (6,072)     (1,234)       (394)       (590)     (6,991)
 Net increase in policy loans..........................        --          --          --          --          --          --
                                                         --------    --------    --------    --------    --------    --------
Net increase in net assets resulting from policyholder
 transactions..........................................    10,204       6,141         500       4,766      10,036       6,889
                                                         --------    --------    --------    --------    --------    --------
Net increase (decrease) in net assets..................     7,084       5,292      (1,699)      4,228       7,616       6,507
Net assets at beginning of period......................     5,292          --       4,228          --       6,507          --
                                                         --------    --------    --------    --------    --------    --------
Net assets at end of period............................  $ 12,376    $  5,292    $  2,529    $  4,228    $ 14,123    $  6,507
                                                         ========    ========    ========    ========    ========    ========

                                                             Janus Aspen              Janus Aspen              MFS New
                                                           Global Technical        Worldwide Growth        Discovery Series
                                                              Subaccount              Subaccount              Subaccount
                                                         --------------------    --------------------    --------------------
                                                           2001      2000***       2001      2000***       2001       2000**
                                                         --------    --------    --------    --------    --------    --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................  $      4    $     16    $    (11)   $     (7)   $  3,000    $    (19)
 Net realized (losses).................................       (87)        (99)        (46)        (71)       (491)         (7)
 Net unrealized appreciation (depreciation) during
  the period...........................................    (1,856)     (1,649)     (1,396)       (717)    (23,621)        197
                                                         --------    --------    --------    --------    --------    --------
Net increase (decrease) in net assets resulting from
 operations............................................    (1,939)     (1,732)     (1,453)       (795)    (21,112)        171
From policyholder transactions:
 Net premiums from policyholders.......................       215       5,487         406       5,929      93,317      37,394
 Net benefits to policyholders.........................      (296)         --        (521)       (470)    (10,547)    (18,758)
 Net increase in policy loans..........................        --          --          --          --          --          --
                                                         --------    --------    --------    --------    --------    --------
Net increase (decrease) in net assets resulting from
 policyholder transactions.............................       (81)      5,487        (115)      5,459      82,770      18,636
                                                         --------    --------    --------    --------    --------    --------
Net increase (decrease) in net assets..................    (2,020)      3,755      (1,568)      4,664      61,658      18,807
Net assets at beginning of period......................     3,755          --       4,664          --      18,807          --
                                                         --------    --------    --------    --------    --------    --------
Net assets at end of period............................  $  1,735    $  3,755    $  3,096    $  4,664    $ 80,465    $ 18,807
                                                         ========    ========    ========    ========    ========    ========

______________
  ** From April 24, 2000 (commencement of operations).
 *** From June 29, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Years and periods ended September 30, 2001 (unaudited) and December 31, 2000 and
                                      1999

                                                            Active Bond II    Large/Mid Cap Value   Small Cap Value
                                                              Subaccount          Subaccount          Subaccount
                                                            --------------    -------------------   ---------------
                                                               2001****             2001****            2001****
                                                            --------------    -------------------   ---------------
Increase (decrease) in net assets from operations:
 Net investment income....................................  $           63    $            12,805   $             8
 Net realized gains (losses)..............................               1                478,407              (350)
 Net unrealized appreciation (depreciation) during
  the period..............................................              24             (1,138,810)              443
                                                            --------------    -------------------   ---------------
Net increase (decrease) in net assets resulting from
 operations...............................................              88               (647,598)              101
From policyholder transactions:
 Net premiums from policyholders..........................           2,824              1,270,788            14,148
 Net benefits to policyholders............................            (150)            (5,692,760)           (5,641)
 Net increase in policy loans.............................              --                     --                --
                                                            --------------    -------------------   ---------------
Net increase (decrease) in net assets resulting from
 policyholder transactions................................           2,674             (4,421,972)            8,507
                                                            --------------    -------------------   ---------------
Net increase (decrease) in net assets.....................           2,762             (5,069,570)            8,608
Net assets at beginning of period.........................              --              8,399,009                --
                                                            --------------    -------------------   ---------------
Net assets at end of period...............................  $        2,762    $         3,329,439   $         8,608
                                                            ==============    ===================   ===============

____________
**** Activity from January 1, 2001. From December 15, 2000 (commencement of operations) to December 31, 2000 there was no activity.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                               September 30, 2001

1. Organization

     John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). John Hancock Variable Life Account UV was formed to fund variable life insurance policies (Policies) issued by JHLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trust (Outside Trust). New subaccounts may be added as new Funds are added to the Trust or to Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-four subaccounts of the Trust and Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Large/Mid Cap Value II (formerly, Mid Cap Value), Small/ Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Active Bond II, Large Mid/Cap Value, and Small Cap Value subaccounts. Each subaccount has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.  Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               September 30, 2001

2. Significant Accounting Policies (Continued)

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

  Expenses

     JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. Transactions with Affiliates

     JHLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHLICO or the Fund.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              September 30, 2001

4.  Details of Investments

     The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of Outside Trusts at September 30 were as follows:

              Subaccount             Shares Owned      Cost          Value
              ----------             ------------  ------------   ------------
     Large Cap Growth...............   2,416,440   $ 54,081,209   $ 32,238,723
     Active Bond....................   9,666,633     92,877,857     93,295,695
     International Equity Index.....     441,466      7,195,575      4,966,880
     Small Cap Growth...............     417,508      6,793,194      3,817,361
     Global Balanced................      23,312        227,453        185,974
     Mid Cap Growth.................   1,423,346     26,026,524     12,249,074
     Large Cap Value................   1,412,663     19,762,647     18,873,555
     Money Market...................  20,787,418     20,787,418     20,787,418
     Large/Mid Cap Value II.........      65,480        728,443        653,339
     Small/Mid Cap Growth...........     443,575      6,578,297      5,133,090
     Real Estate Equity.............     394,707      5,275,969      5,339,377
     Growth & Income................  16,512,434    264,885,288    176,034,919
     Managed........................   7,137,794    101,171,743     87,488,855
     Short-Term Bond................      56,558        562,556        576,275
     Small Cap Equity...............     511,666      4,922,251      3,546,636
     International Opportunities....   1,626,910     19,559,333     13,696,983
     Equity Index...................   3,170,074     61,417,800     44,109,516
     Global Bond....................     118,118      1,196,389      1,237,355
     Turner Core Growth.............      26,876        442,833        319,823
     Brandes International Equity...      83,844      1,191,056      1,007,801
     Frontier Capital Appreciation..      28,509        487,816        386,290
     Emerging Markets Equity........     124,447        909,880        624,216
     Bond Index.....................     508,964      5,045,335      5,116,176
     Small/Mid Cap CORE.............      60,736        585,423        499,543
     High Yield Bond................     102,060        777,614        681,119
     Clifton Enhanced U.S. Equity...       1,721         30,867         22,033
     Large Cap Aggressive Growth....         193          2,426          1,366
     Fundamental Growth.............       1,038         14,040          7,034
     AIM V.I. Value.................         571         16,350         12,376
     Fidelity VIP Growth............          88          4,037          2,529
     Fidelity VIP II Contrafund.....         752         16,908         14,123
     Janus Aspen Global
      Technology....................         558          5,240          1,735
     Janus Aspen Worldwide Growth...         123          5,208          3,096
     MFS New Discovery Series.......       6,645        103,890         80,466
     Active Bond II.................         259          2,727          2,751
     Large/Mid Cap Value............     263,889      3,739,008      3,326,891
     Small Cap Value................         716          8,154          8,597

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               September 30, 2001

4.  Details of Investments (continued)

     Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Subaccounts of the Trust and of Outside Trusts during 2001, were as follows:

                        Subaccount               Purchases       Sales
                        ----------              -----------   -----------
          Large Cap Growth...................   $ 7,001,493   $ 2,470,981
          Active Bond........................    10,622,178     6,361,981
          International Equity Index.........       976,329       676,939
          Small Cap Growth...................     1,366,104     2,195,348
          Global Balanced....................        77,855        37,191
          Mid Cap Growth.....................     8,434,287     2,522,361
          Large Cap Value....................     6,313,877     1,105,072
          Money Market.......................    12,002,156    15,193,863
          Large/Mid Cap Value II.............       790,505        59,200
          Small/Mid Cap Growth...............       873,038       603,611
          Real Estate Equity.................     1,068,485     1,274,824
          Growth & Income....................    10,881,837    10,474,368
          Managed............................     5,407,115     5,640,439
          Short-Term Bond....................       275,047        69,224
          Small Cap Equity...................     2,407,054     2,060,980
          International Opportunities........     7,837,966       726,692
          Equity Index.......................     8,930,085     3,537,659
          Global Bond........................       257,023       178,182
          Turner Core Growth.................       309,161       215,938
          Brandes International Equity.......       971,398       886,163
          Frontier Capital Appreciation......       434,275       464,235
          Emerging Markets Equity............       550,148       435,572
          Bond Index.........................     4,908,359       131,008
          Small/Mid Cap CORE.................       371,400       351,559
          High Yield Bond....................       625,321     1,310,109
          Clifton Enhanced U.S. Equity.......         5,646         1,826
          Large Cap Aggressive Growth........            --            84
          Fundamental Growth.................           120           317
          AIM V.I. Value.....................        10,618           456
          Fidelity VIP Growth................           860         1,104
          Fidelity VIP II Contrafund.........        10,825           631
          Janus Aspen Global Technology......            17            94
          Janus Aspen Worldwide Growth.......             7           133
          MFS New Discovery Series...........        88,640         2,869
          Active Bond II.....................         2,893           167
          Large/Mid Cap Value................     1,056,005     5,467,721
          Small Cap Value....................        14,296         5,792

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               September 30, 2001

5. Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at September 30, 2001 were as follows:

                                   UV MVL Class #3             UV Flex Class #4          UV Flex II Class #5
                              --------------------------  --------------------------  --------------------------
                              Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                       Shares     Share Values     Shares     Share Values     Shares      Share Values
----------                    ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   76,665       $45.78        397,319       $45.78         36,999        $45.78
Active Bond                        35,774        27.71      1,749,724        27.71         15,438         27.71
International Equity Index         34,021        16.70        130,662        11.45         15,668         16.70
Small Cap Growth                  123,545        11.45        156,574        15.55         46,500         11.49
Global Balanced                     8,927        10.40          2,590        10.40          4,960         10.40
Mid Cap Growth                    215,644        12.47        623,532        12.46         79,799         12.46
Large Cap Value                   157,978        17.00        836,878        17.00         67,332         17.00
Money Market                      233,821        19.68        316,766        19.68         26,442         19.68
Large/Mid Cap Value II             81,597        15.49         67,053        15.45         35,901         15.45
Small/Mid Cap Growth               36,326        17.91        220,174        17.92         10,89?         17.92
Real Estate Equity                 15,072        29.30         97,410        29.30         10,503         29.30
Growth & Income                   174,094        44.19      1,380,190        44.19         96,188         44.19
Managed                            70,676        35.38      1,110,650        35.38         38,247         35.38
Short-Term Bond                     7,638        14.94         23,405        14.94          3,339         14.94
Small Cap Equity                   67,638         8.42        265,813         8.42         33,190          8.42
International Opportunities        44,737         9.80      1,286,515         9.80         20,196          9.80
Equity Index                      273,782        16.51      2,177,283        16.51         92,032         16.51
Global Bond                        29,182        13.72         40,108        13.72         10,905         13.72
Turner Core Growth                  5,727        15.69          5,145        15.69             30         15.70
Brandes International Equity       17,563        14.34         11,740        14.34          1,057         14.34

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              September 30, 2001

5.  Net Assets (continued)

                                 UV MVL Class #3             UV Flex Class #4          UV Flex II Class #5
                            --------------------------  --------------------------  --------------------------
                            Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                     Shares     Share Values     Shares     Share Values     Shares      Share Values
----------                  ------------  ------------  ------------  ------------  ------------   ------------
Frontier Capital
 Appreciation                    3,796        $17.82         3,384        $17.82           532         $17.82
Emerging Markets Equity         45,506          5.69        43,948          5.70        10,568           5.70
Bond Index                      54,866         12.34       359,122         12.34         1,562          12.34
Small/Mid Cap CORE               7,071          9.38        25,751          9.38         1,652           9.38
High Yield Bond                 50,701          8.68        18,040          8.69         3,479           8.69
Clifton Enhanced U.S.
 Equity                          2,377          9.27            --            --            --             --
Large Cap Aggressive
 Growth                             --            --            --            --            --             --
Fundamental Growth                  --            --            --            --            --             --
AIM V.I. Value                      --            --            --            --            --             --
Fidelity VIP Growth                 --            --            --            --            --             --
Fidelity VIP II Contrafund          --            --            --            --            --             --
Janus Aspen Global
 Technology                         --            --            --            --            --             --
Janus Aspen Worldwide
 Growth                             --            --            --            --            --             --
MFS New Discovery Series            --            --            --            --            --             --
Active Bond II                      --            --            --            --            --             --
Large/Mid Cap Value                 --            --            --            --            --             --
Small Cap Value                     --            --            --            --            --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              September 30, 2001

5.  Net Assets (continued)

                                   UV Vep Class #7             UV Vep Class #8             UV Vep Class #9
                              --------------------------  --------------------------  --------------------------
                              Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                       Shares     Share Values     Shares     Share Values     Shares      Share Values
----------                    ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   25,178      $19.64          16,344        $19.71        3,163          $19.79
Active Bond                        19,153       16.13           6,072         16.19           --              --
International Equity Index         21,942       10.62           2,583         10.66           --              --
Small Cap Growth                   15,101       11.43           4,263         11.46           --              --
Global Balanced                       200       10.38              --            --           --              --
Mid Cap Growth                     26,109       12.44          16,825         12.48           --              --
Large Cap Value                    20,288       16.97          20,596         17.01           --              --
Money Market                       46,210       14.22          41,955         14.27           --              --
Large/Mid Cap Value II             29,639       15.47             726         15.52           --              --
Small/Mid Cap Growth                5,751       17.88           5,791         17.95           --              --
Real Estate Equity                  1,349       19.05           2,554         19.12           --              --
Growth & Income                    88,973       20.04          35,739         20.11        4,126           20.19
Managed                            23,835       18.62          11,961         18.70           --              --
Short-Term Bond                     3,246       14.91              --            --           --              --
Small Cap Equity                   21,043        8.41           3,703          8.43           --              --
International Opportunities        13,401        9.78           9,641          9.81        6,024            9.83
Equity Index                       57,726       16.49          48,206         16.53           --              --
Global Bond                         5,531       16.70              --            --           --              --
Turner Core Growth                     --          --              --            --           --              --
Brandes International Equity          746       14.14          12,290         14.18           --              --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              September 30, 2001

5.  Net Assets (continued)

                                   UV Vep Class #7             UV Vep Class #8             UV Vep Class #9
                              --------------------------  --------------------------  --------------------------
                              Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                       Shares     Share Values     Shares     Share Values     Shares      Share Values
----------                    ------------  ------------  ------------  ------------  ------------   ------------
Frontier Capital
 Appreciation                         285       $19.20         2,515         $19.25          --             --
Emerging Markets Equity             6,711         5.69           841           5.70          --             --
Bond Index                            562        12.33           235          12.35          --             --
Small/Mid Cap CORE                 17,345         9.37         1,500           9.39          --             --
High Yield Bond                     1,927         8.68           277           8.69          --             --
Clifton Enhanced U.S.
 Equity                                --           --            --             --          --             --
Large Cap Aggressive
 Growth                               227         6.02            --             --          --             --
Fundamental Growth                  1,268         5.55            --             --          --             --
AIM V.I. Value                        606         6.66         1,252           6.67          --             --
Fidelity VIP Growth                   407         6.31            --             --          --             --
Fidelity VIP II Contrafund            637         7.81         1,157           7.88          --             --
Janus Aspen Global
 Technology                           540         3.21            --             --          --             --
Janus Aspen Worldwide
 Growth                               544         5.69            --             --          --             --
MFS New Discovery Series            1,630         7.50         9,088           7.51          --             --
Active Bond II                        243        11.37            --             --          --             --
Large/Mid Cap Value                   572         8.78            --             --          --             --
Small Cap Value                       951         9.06            --             --          --             --

                         Report of Independent Auditors

To the Policyholders of,
John Hancock Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Life Insurance Account UV at December 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 13, 2001

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000

                                                                                                        International
                                                                              Large Cap       Active       Equity       Small Cap
                                                                                Growth         Bond         Index         Growth
                                                                              Subaccount    Subaccount   Subaccount     Subaccount
                                                                              -----------  ------------ -------------  -----------
Assets
Cash.................................................................                  --            --           --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value............................................         $40,309,354  $ 87,068,487  $ 6,443,455   $ 6,381,819
Investments in shares of portfolios of Outside Trust, at value.......                  --            --           --            --
Policy loans and accrued interest receivable.........................           2,988,024    10,894,073      440,884         8,939
Receivable from:
 John Hancock Variable Series Trust I................................              78,996        43,980        3,951            --
 Portfolio of Outside Trusts.........................................                  --            --           --            --
                                                                              -----------  ------------  -----------   -----------
Total assets.........................................................          43,376,374    98,006,540    6,888,290     6,390,758
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company........................              76,877        40,173        3,625         8,618
 Portfolio of Outside Trusts.........................................                  --            --           --            --
Asset charges payable................................................               2,119         3,807          326           321
                                                                              -----------  ------------  -----------   -----------
Total liabilities....................................................              78,996        43,980        3,951         8,939
                                                                              -----------  ------------  -----------   -----------
Net assets...........................................................         $43,297,378  $ 97,962,560  $ 6,884,339   $ 6,381,819
                                                                              ===========  ============  ===========   ===========
                                                                                 Global      Mid Cap     Large Cap       Money
                                                                                Balanced      Growth       Value         Market
                                                                               Subaccount   Subaccount   Subaccount    Subaccount
                                                                              -----------  ------------  -----------  ------------
Assets
Cash.................................................................                  --            --           --   $    (1,285)
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value............................................         $   173,721  $ 14,676,946  $14,990,188    23,979,125
Investments in shares of portfolios of Outside Trusts, at value......                  --            --           --            --
Policy loans and accrued interest receivable.........................                  --            --           --     2,237,889
Receivable from:
 John Hancock Variable Series Trust I................................                 171        29,614       13,493       413,212
 Portfolio of Outside Trust..........................................                  --            --           --            --
                                                                              -----------  ------------  -----------   -----------
Total assets.........................................................             173,892    14,706,560   15,003,681    26,628,941
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company........................                 162        28,877       12,748       411,972
  Portfolio of Outside Trusts........................................                  --            --           --            --
Asset charges payable................................................                   9           737          745         1,241
                                                                              -----------  ------------  -----------   -----------
Total liabilities....................................................                 171        29,614       13,493       413,213
                                                                              -----------  ------------  -----------   -----------
Net assets...........................................................         $   173,721  $ 14,676,946  $14,990,188   $26,215,728
                                                                              ===========  ============  ===========   ===========


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000

                                                                            Mid Cap    Small/Mid Cap  Real Estate     Growth &
                                                                             Value        Growth        Equity         Income
                                                                          Subaccount    Subaccount    Subaccount     Subaccount
                                                                         ------------  -------------  -----------    -----------
Assets
Cash................................................................               --           --    $        3              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...........................................     $  8,399,009  $ 5,855,422     5,654,199    $233,488,134
Investments in shares of portfolios of Outside Trust, at value......               --           --            --              --
Policy loans and accrued interest receivable........................               --           --       348,571      33,998,401
Receivable from:
 John Hancock Variable Series Trust I...............................                         8,739        26,900          49,159
 Portfolio of Outside Trusts........................................           52,486           --            --              --
                                                                         ------------  -----------    ----------    ------------
Total assets........................................................        8,451,495    5,864,161     6,029,673     267,535,694
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.......................           52,072        8,446        26,610          39,397
 Portfolio of Outside Trusts........................................               --           --            --              --
Asset charges payable...............................................              414          293           290           9,763
                                                                         ------------  -----------    ----------    ------------
Total liabilities...................................................           52,486        8,739        26,900          49,160
                                                                         ------------  -----------    ----------    ------------
Net assets..........................................................     $  8,399,009  $ 5,855,422    $6,002,773    $267,486,534
                                                                         ============  ===========    ==========    ============
                                                                                        Short-Term    Small Cap    International
                                                                           Managed         Bond         Equity     Opportunities
                                                                          Subaccount    Subaccount    Subaccount    Subaccount
                                                                         ------------  -----------    ----------   -------------
Assets
Cash................................................................     $       (685)          --            --              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...........................................       98,868,851  $   356,968    $4,141,822    $ 10,859,971
Investments in shares of portfolios of Outside Trust, at value......               --           --            --              --
Policy loans and accrued interest receivable........................       13,608,061           --            --              --
Receivable from:
 John Hancock Variable Series Trust I...............................           17,989          192         1,324          13,244
 Outside Trust......................................................               --           --            --              --
                                                                         ------------  -----------    ----------    ------------
Total assets........................................................      112,494,216      357,160     4,143,146      10,873,215
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.......................           12,682          174         1,117          12,716
 Outside Trust......................................................               --           --            --              --
Asset charges payable...............................................            5,307           18           207             528
                                                                         ------------  -----------    ----------    ------------
Total liabilities...................................................           17,989          192         1,324          13,244
                                                                         ------------  -----------    ----------    ------------
Net assets..........................................................     $112,476,227  $   356,968    $4,141,822    $ 10,859,971
                                                                         ============  ===========    ==========    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000

                                                                                                                       Brandes
                                                                          Equity         Global        Turner Core  International
                                                                           Index          Bond           Growth        Equity
                                                                        Subaccount     Subaccount      Subaccount    Subaccount
                                                                        ----------     ----------      -----------  -------------
Assets
Cash.................................................................            --            --              --             --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value...........................................   $50,096,716    $1,139,861              --             --
Investments in shares of portfolios of Outside Trust, at value.......            --            --        $370,494     $1,169,206
Policy loans and accrued interest receivable.........................            --            --              --             --
Receivable from:
  John Hancock Variable Series Trust I...............................        10,356           243              --             --
  Portfolio of Outside Trusts........................................            --            --              18             57
                                                                        -----------    ----------        --------     ----------
Total assets.........................................................    50,107,072     1,140,104         370,512      1,169,263
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.......................         7,866           187              --             --
  Portfolio of Outside Trusts........................................            --            --              --             --
Asset charges payable................................................         2,490            56              18             57
                                                                        -----------    ----------        --------     ----------
Total liabilities....................................................        10,356           243              18             57
                                                                        -----------    ----------        --------     ----------
Net assets...........................................................   $50,096,716    $1,139,861        $370,494     $1,169,206
                                                                        ===========    ==========        ========     ==========

                                                                          Frontier
                                                                          Capital        Emerging                     Small/MID
                                                                        Appreciation  Markets Equity    Bond Index     Cap CORE
                                                                         Subaccount     Subaccount      Subaccount    Subaccount
                                                                        ------------  --------------    ----------    ----------
Assets
Cash................................................................            --             --              --            --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value..........................................            --       $741,352        $265,912      $559,551
Investments in shares of portfolios of Outside Trust, at value......      $516,716             --              --            --
Policy loans and accrued interest receivable........................            --             --              --            --
Receivable from:
  John Hancock Variable Series Trust I..............................            --          7,964              13            28
  Portfolio of Outside Trusts.......................................            26             --              --            --
                                                                          --------       --------        --------      --------
Total assets........................................................       516,742        749,316         265,925       559,579
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company......................            --          7,928              --            --
  Portfolio of Outside Trusts.......................................            --             --              --            --
Asset charges payable...............................................            26             36              13            28
                                                                          --------       --------        --------      --------
Total liabilities...................................................            26          7,964              13            28
                                                                          --------       --------        --------      --------
Net assets..........................................................      $516,716       $741,352        $265,912      $559,551
                                                                          ========       ========        ========      ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000

                                                                        High                          Large Cap
                                                                       Yield       Clifton Enhanced   Aggressive   Fundamental
                                                                        Bond          US Equity         Growth       Growth
                                                                     Subaccount       Subaccount      Subaccount   Subaccount
                                                                     ----------    ----------------   ----------   -----------
Assets
Cash..............................................................           --              --             --            --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value........................................   $1,379,867         $23,295         $1,934       $13,253
Investments in shares of portfolios of Outside Trust, at value....           --              --             --            --
Policy loans and accrued interest receivable......................           --              --             --            --
Receivable from:..................................................                                          --            --
  John Hancock Variable Series Trust I............................           68               1             --             1
  Portfolio of Outside Trusts.....................................           --              --             --            --
                                                                     ----------         -------         ------       -------
Total assets......................................................    1,379,935          23,296          1,934        13,254
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company....................           --              --             --             1
  Portfolio of Outside Trusts.....................................           --              --             --            --
Asset charges payable.............................................           68               1             --            --
                                                                     ----------         -------         ------       -------
Total liabilities.................................................           68               1             --             1
                                                                     ----------         -------         ------       -------
Net assets........................................................   $1,379,867         $23,295         $1,934       $13,253
                                                                     ==========         =======         ======       =======

                                                                                                                  Janus Aspen
                                                                                  Fidelity VIP  Fidelity VIP II     Global
                                                                  AIM V.I. Value     Growth       Contrafund      Technology
                                                                    Subaccount     Subaccount     Subaccount      Subaccount
                                                                  --------------  ------------  ---------------   -----------
Assets
Cash...............................................................       --             --             --              --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value.........................................       --             --             --              --
Investments in shares of portfolios of Outside Trust, at value.....   $5,292         $4,228         $6,507          $3,755
Policy loans and accrued interest receivable.......................       --             --             --              --
Receivable from:...................................................                                     --              --
  John Hancock Variable Series Trust I.............................       --             --             --              --
  Portfolio of Outside Trusts......................................       --             --             --              --
                                                                      ------         ------         ------          ------
Total assets.......................................................    5,292          4,228          6,507           3,755
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.....................       --             --             --              --
  Portfolio of Outside Trusts......................................       --             --             --              --
Asset charges payable..............................................       --             --             --              --
                                                                      ------         ------         ------          ------
Total liabilities..................................................       --             --             --              --
                                                                      ------         ------         ------          ------
Net assets.........................................................   $5,292         $4,228         $6,507          $3,755
                                                                      ======         ======         ======          ======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000


                                                                               Janus Aspen            MFS New
                                                                                Worldwide            Discovery
                                                                                 Growth                Series
                                                                               Subaccount            Subaccount
                                                                               -----------           ----------
Assets
Cash.........................................................................        --                    --
Investments in shares of portfolios of John Hancock Variable
Series Trust I, at value.....................................................        --                    --
Investments in shares of portfolios of Outside Trust, at value...............    $4,664               $18,807
Policy loans and accrued interest receivable.................................        --                    --
Receivable from:
John Hancock Variable Series Trust I.........................................        --                    --
Portfolio of Outside Trusts..................................................        --                     1
                                                                                 ------               -------
Total assets.................................................................     4,664                18,808
Liabilities
Payable to:
John Hancock Variable Life Insurance Company.................................        --                    --
Portfolio of Outside Trusts..................................................        --                    --
Asset charges payable........................................................        --                     1
                                                                                 ------               -------
Total liabilities............................................................        --                     1
                                                                                 ------               -------
Net assets...................................................................    $4,664               $18,807
                                                                                 ======               =======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                           STATEMENTS OF OPERATIONS

                      Years and periods ended December 31,


                                                        Large Cap Growth Subaccount                Active Bond Subaccount
                                                    -------------------------------------  ---------------------------------------
                                                        2000          1999        1998        2000          1999           1998
                                                    -------------  ----------  ----------  ------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........       $  6,351,461   $6,381,711  $2,836,032  $ 5,048,654   $ 5,184,234    $5,266,576
 Outside Trusts..............................                 --           --          --           --            --            --
 Interest income on policy loans.............            223,081      161,454     128,186      769,530       750,673       727,807
                                                    ------------   ----------  ----------  -----------   -----------    ----------
Total investment income......................          6,574,542    6,543,165   2,964,218    5,818,184     5,934,907     5,994,383
Expenses:
 Mortality and expense risks.................            286,716      213,770     143,859      485,231       452,925       415,570
                                                    ------------   ----------  ----------  -----------   -----------    ----------
Net investment income........................          6,287,826    6,329,395   2,820,359    5,332,953     5,481,982     5,578,813
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).................          1,809,410    1,146,308     433,509   (1,058,175)     (388,883)     (142,628)
 Net unrealized appreciation
  (depreciation) during the period...........        (17,039,660)     320,087   4,558,660    3,862,398    (5,439,148)     (102,600)
                                                    ------------   ----------  ----------  -----------   -----------    ----------
Net realized and unrealized gain
 (loss) on investments.......................        (15,230,250)   1,466,395   4,992,169    2,804,223    (5,828,031)     (245,228)
                                                    ------------   ----------  ----------  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations...................       $ (8,942,424)  $7,795,790  $7,812,528  $ 8,137,176   $  (346,049)   $5,333,585
                                                    ============   ==========  ==========  ===========   ===========    ==========

                                                     International Equity Index Subaccount        Small Cap Growth Subaccount
                                                    ---------------------------------------   -------------------------------------
                                                        2000            1999        1998         2000          1999         1998
                                                    --------------  ------------  ---------   ------------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........        $   334,135     $  212,869    $743,339   $   621,346   $   43,433    $     --
 Outside Trusts..............................                 --             --          --            --           --          --
 Interest income on policy loans.............             29,828         20,538      17,802            --           --          --
                                                     -----------     ----------    --------   -----------   ----------    --------
Total investment income......................            363,963        233,407     761,141       621,346      543,433          --
Expenses:
 Mortality and expense risks.................             41,808         32,838      26,542        39,379       15,809       8,233
                                                     -----------     ----------    --------   -----------   ----------    --------
Net investment income (loss).................            322,155        200,569     734,599       581,967      527,624      (8,233)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains..........................             76,586         62,140      52,891       159,388       48,210      21,741
 Net unrealized appreciation
  (depreciation) during the period...........         (1,706,468)     1,295,768      13,239    (2,654,137)   1,125,829     204,674
                                                     -----------     ----------    --------   -----------   ----------    --------
Net realized and unrealized gain
 (loss) on investments.......................         (1,629,882)     1,357,908      66,130    (2,494,749)   1,174,039     226,415
                                                     -----------     ----------    --------   -----------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations...................        $(1,307,727)    $1,558,477    $800,729   $(1,912,782)  $1,701,663    $218,182
                                                     ===========     ==========    ========   ===========   ==========    ========


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                        Global Balanced Subaccount        Mid Cap Growth Subaccount
                                                        ----------------------------  -----------------------------------
                                                          2000      1999      1998        2000          1999        1998
                                                        ---------  --------  -------  -------------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............       $  8,232   $17,211   $12,240  $  2,284,720   $1,373,009   $130,303
 Outside Trusts..................................             --        --        --            --           --         --
 Interest income on policy loans.................             --        --        --            --           --         --
                                                        --------   -------   -------  ------------   ----------   --------
Total investment income..........................          8,232    17,211    12,240     2,284,720    1,373,009    130,303
Expenses:
 Mortality and expense risks.....................          1,034     1,267       826       101,903       34,834      5,242
                                                        --------   -------   -------  ------------   ----------   --------
Net investment income............................          7,198    15,944    11,414     2,182,817    1,338,175    125,061
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....................         (3,641)    1,061     1,050     1,892,763      420,826     26,192
 Net unrealized appreciation
  (depreciation) during the period...............        (21,945)   (8,559)   12,294   (11,690,290)   4,283,452    193,946
                                                        --------   -------   -------  ------------   ----------   --------
Net realized and unrealized gain
 (loss) on investments...........................        (25,586)   (7,498)   13,344    (9,797,527)   4,704,278    220,138
                                                        --------   -------   -------  ------------   ----------   --------
Net increase (decrease) in net assets
 resulting from operations.......................       $(18,388)  $ 8,446   $24,758  $ (7,614,710)  $6,042,453   $345,199
                                                        ========   =======   =======  ============   ==========   ========

                                                           Large Cap Value Subaccount            Money Market Subaccount
                                                        ---------------------------------  -----------------------------------
                                                           2000        1999        1998       2000        1999           1998
                                                        -----------  ----------  --------  ----------  ----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............       $  759,319   $ 511,132   $185,232  $1,260,525  $1,134,371   $2,249,510
 Outside Trusts..................................               --          --         --          --          --           --
 Interest income on policy loans.................               --          --         --     162,299     155,491      154,162
                                                        ----------   ---------   --------  ----------  ----------   ----------
Total investment income..........................          759,319     511,132    185,232   1,422,824   1,289,862    2,403,672
Expenses:
 Mortality and expense risks.....................           65,992      36,983     15,356     132,261     146,758      263,735
                                                        ----------   ---------   --------  ----------  ----------   ----------
Net investment income............................          693,327     474,149    169,876   1,290,563   1,143,104    2,139,937
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....................          (47,306)    123,242     68,953          --          --           --
 Net unrealized appreciation
  (depreciation) during the period...............          854,807    (499,454)    64,132          --          --           --
                                                        ----------   ---------   --------  ----------  ----------   ----------
Net realized and unrealized gain
 (loss) on investments...........................          807,501    (376,212)   133,085          --          --           --
                                                        ----------   ---------   --------  ----------  ----------   ----------
Net increase in net assets
 resulting from operations.......................       $1,500,828   $  97,937   $302,961  $1,290,563  $1,143,104   $2,139,937
                                                        ==========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,


                                                  Mid Cap Value Subaccount        Small/Mid Cap Growth Subaccount
                                             ----------------------------------   --------------------------------
                                                2000        1999        1998        2000        1999         1998
                                             -----------  ----------  ----------  ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $  861,684   $  30,563   $  53,920   $ 603,438   $ 840,786    $ 93,281
 Outside Trusts.............................         --          --          --          --          --          --
 Interest income on policy loans............         --          --          --          --          --          --
                                             ----------   ---------   ---------   ---------   ---------    --------
Total investment income.....................    861,684      30,563      53,920     603,438     840,786      93,281
Expenses:
 Mortality and expense risks................     36,705      28,106      34,857      32,879      30,491      26,942
                                             ----------   ---------   ---------   ---------   ---------    --------
Net investment income.......................    824,979       2,457      19,063     570,559     810,295      66,339
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)................    (47,013)   (547,518)     74,634    (136,669)     16,952      33,249
 Net unrealized appreciation
  (depreciation) during the period..........    853,987     657,486    (944,401)     (2,663)   (590,295)    126,465
                                             ----------   ---------   ---------   ---------   ---------    --------
Net realized and unrealized gain
 (loss) on investments......................    806,974     109,968    (869,767)   (139,332)   (573,343)    159,714
                                             ----------   ---------   ---------   ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations.................. $1,631,953   $ 112,425   $(850,704)  $ 431,227   $ 236,952    $226,053
                                             ==========   =========   =========   =========   =========    ========

                                                Real Estate Equity Subaccount             Growth & Income Subaccount
                                             ------------------------------------   ---------------------------------------
                                                2000        1999         1998           2000          1999            1998
                                             -----------  ----------  ------------  -------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $  471,363   $ 262,930   $   343,976   $ 43,732,520   $35,057,066   $26,306,209
 Outside Trusts.............................         --          --            --             --            --            --
 Interest income on policy loans............     21,486      17,361        17,260      2,428,588     2,279,107     1,996,131
                                             ----------   ---------   -----------   ------------   -----------   -----------
Total investment income.....................    492,849     280,291       361,236     46,161,108    37,336,173    28,302,340
Expenses:
 Mortality and expense risks................     27,585      24,900        33,890      1,733,223     1,779,482     1,466,469
                                             ----------   ---------   -----------   ------------   -----------   -----------
Net investment income.......................    465,264     255,391       327,346     44,427,885    35,556,691    26,835,871
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)................   (159,205)   (168,994)      158,205     18,300,286     5,502,422     3,223,935
 Net unrealized appreciation
  (depreciation) during the period..........    919,904    (220,380)   (1,546,717)   (96,829,044)    2,405,417    32,918,552
                                             ----------   ---------   -----------   ------------   -----------   -----------
Net realized and unrealized gain
 (loss) on investments......................    760,699    (389,374)   (1,388,512)   (78,528,758)    7,907,839    36,142,487
                                             ----------   ---------   -----------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations.................. $1,225,963   $(133,983)  $(1,061,166)  $(34,100,873)  $43,464,530   $62,978,358
                                             ==========   =========   ===========   ============   ===========   ===========


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                       Managed Subaccount               Short-Term Bond Subaccount
                                             ----------------------------------------  ----------------------------
                                                 2000          1999          1998       2000       1999       1998
                                             -------------  ------------  -----------  --------  ---------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....   $ 11,757,304   $ 9,998,433   $ 9,347,788  $17,131   $ 15,539    $27,350
 Outside Trusts...........................             --            --            --       --         --         --
 Interest income on policy loans..........             --       953,686       854,487       --         --         --
                                             ------------   -----------   -----------  -------   --------    -------
Total investment income...................     11,757,304    10,952,119    10,202,275   17,131     15,539     27,350
Expenses:
 Mortality and expense risks..............        664,664       649,802       577,276    1,637      1,497      2,680
                                             ------------   -----------   -----------  -------   --------    -------
Net investment income.....................     11,092,640    10,302,317     9,624,999   15,494     14,042     24,670
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..............      1,551,519       996,546       791,245   (2,287)    (8,638)       265
 Net unrealized appreciation
  (depreciation) during the period........    (12,278,637)   (2,108,530)    6,629,458    6,756     (2,442)    (4,247)
                                             ------------   -----------   -----------  -------   --------    -------
Net realized and unrealized gain
 (loss) on investments....................    (10,727,118)   (1,111,984)    7,420,703    4,469    (11,080)    (3,982)
                                             ------------   -----------   -----------  -------   --------    -------
Net increase in net assets
 resulting from operations................   $    365,522   $ 9,190,333   $17,045,702  $19,963   $  2,962    $20,688
                                             ============   ===========   ===========  =======   ========    =======

                                                Small Cap Equity Subaccount       International Opportunities Subaccount
                                             ---------------------------------   ---------------------------------------
                                               2000        1999        1998          2000           1999            1998
                                             ----------  ----------  ----------  --------------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....   $ 321,253   $  79,585   $  12,675    $   617,754     $241,151      $ 33,443
 Outside Trusts...........................          --          --          --             --           --            --
 Interest income on policy loans..........          --          --          --             --           --            --
                                             ---------   ---------   ---------    -----------     --------      --------
Total investment income...................     321,253      79,585      12,675        617,754      241,151        33,443
Expenses:
 Mortality and expense risks..............      23,745      17,680      11,853         53,038       17,937        21,581
                                             ---------   ---------   ---------    -----------     --------      --------
Net investment income.....................     297,508      61,905         822        564,716      223,214        11,862
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..............    (110,857)    (33,134)     29,257        348,813      155,412        33,474
 Net unrealized appreciation
  (depreciation) during the period........    (668,463)   (148,401)   (105,331)    (2,497,504)     387,412       272,314
                                             ---------   ---------   ---------    -----------     --------      --------
Net realized and unrealized gain
 (loss) on investments....................    (779,320)   (181,535)    (76,074)    (2,148,691)     542,824       305,788
                                             ---------   ---------   ---------    -----------     --------      --------
Net increase (decrease) in net assets
 resulting from operations................   $(481,812)  $(119,630)  $ (75,252)   $(1,583,975)    $766,038      $317,650
                                             =========   =========   =========    ===========     ========      ========



See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                   Equity Index Subaccount            Global Bond Subaccount
                                             ------------------------------------  ------------------------------
                                                2000          1999        1998       2000       1999       1998
                                             ------------  ----------  ----------  ---------  ---------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $ 2,327,055   $  593,325  $  185,267  $ 63,032   $ 37,862    $19,628
 Outside Trusts.............................          --           --          --        --         --         --
 Interest income on policy loans............          --           --          --        --         --         --
                                             -----------   ----------  ----------  --------   --------    -------
Total investment income.....................   2,327,055      593,325     185,267    63,032     37,862     19,628
Expenses:
 Mortality and expense risks................     185,175       63,950      27,141     5,624      4,084      1,979
                                             -----------   ----------  ----------  --------   --------    -------
Net investment income.......................   2,141,880      529,375     158,126    57,408     33,778     17,649
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)................     485,643      271,978     443,879   (14,302)      (151)     3,991
 Net unrealized appreciation
  (depreciation) during the period..........  (8,035,375)   1,282,937     585,673    63,359    (52,953)    4,,308
                                             -----------   ----------  ----------  --------   --------    -------
Net realized and unrealized gain
 (loss) on investments......................  (7,549,732)   1,554,915   1,029,552    49,057    (53,104)     8,299
                                             -----------   ----------  ----------  --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations.................. $(5,407,852)  $2,084,290  $1,187,678  $106,465   $(19,326)   $25,948
                                             ===========   ==========  ==========  ========   ========    =======

                                             Turner Core Growth Subaccount    Brandes International Equity Subaccount
                                             ------------------------------   ----------------------------------------
                                                2000        1999      1998       2000          1999             1998
                                             -----------  --------  --------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......        --         --        --          --            --             --
 Outside Trusts............................. $  52,832    $19,328   $ 2,231    $ 92,935      $ 16,354        $14,444
 Interest income on policy loans............        --         --        --          --            --             --
                                             ---------    -------   -------    --------      --------        -------
Total investment income.....................    52,832     19,328     2,231      92,935        16,354         14,444
Expenses:
 Mortality and expense risks................     2,215      1,139       565       4,973         2,166          1,158
                                             ---------    -------   -------    --------      --------        -------
Net investment income.......................    50,617     18,189     1,666      87,962        14,188         13,286
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains.........................    20,969     26,736     2,780      13,902        11,526            600
 Net unrealized appreciation
  (depreciation) during the period..........  (120,040)    23,628    22,686     (35,201)      122,734          8,581
                                             ---------    -------   -------    --------      --------        -------
Net realized and unrealized gain
 (loss) on investments......................   (99,071)    50,364    25,466     (21,299)      134,260          9,181
                                             ---------    -------   -------    --------      --------        -------
Net increase (decrease) in net assets
 resulting from operations.................. $ (48,454)   $68,553   $27,132    $ 66,663      $148,448        $22,467
                                             =========    =======   =======    ========      ========        =======


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                 Frontier Capital Appreciation Subaccount    Emerginng Markets Equity Subaccount
                                                -----------------------------------------    ------------------------------------
                                                     2000           1999          1998           2000          1999        1998*
                                                --------------  -------------  ----------    -------------  -----------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........          --             --            --      $  63,791      $ 15,636       $  1
 Outside Trusts................................   $ 133,836       $ 13,028       $12,832             --            --         --
 Interest income on policy loans...............          --             --            --             --            --         --
                                                  ---------       --------       -------      ---------      --------       ----
Total investment income........................     133,836         13,028        12,832         63,791        15,636          1
Expenses:
 Mortality and expense risks...................       3,700          4,257        13,446          5,200           466         --
                                                  ---------       --------       -------      ---------      --------       ----
Net investment income (loss)...................     130,136          8,771          (614)        58,591        15,170          1
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...................      68,311        (59,550)       23,061         19,902         1,838         (1)
 Net unrealized appreciation
  (depreciation) during the period.............    (175,994)        89,369          (840)      (571,486)       92,713        (48)
                                                  ---------       --------       -------      ---------      --------       ----
Net realized and unrealized gain
 (loss) on investments.........................    (107,683)        29,819        22,221       (551,584)       94,551        (49)
                                                  ---------       --------       -------      ---------      --------       ----
Net increase (decrease) in net assets
 resulting from operations.....................   $  22,453       $ 38,590       $21,607      $(492,993)     $109,721       $(48)
                                                  =========       ========       =======      =========      ========       ====

                                                      Bond Index Subaccount        Small/Mid Cap CORE Subaccount
                                                 -------------------------------   ------------------------------
                                                   2000      1999       1998*         2000       1999      1998*
                                                 --------  --------  -----------   ----------  --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $ 7,273   $ 2,971      $ 296      $ 22,843    $ 6,699    $    --
 Outside Trusts................................       --        --         --            --         --         --
 Interest income on policy loans...............       --        --         --            --         --         --
                                                 -------   -------      -----      --------    -------    -------
Total investment income........................    7,273     2,971        296        22,843      6,699         --
Expenses:
 Mortality and expense risks...................      561       270         11         1,051        335         48
                                                 -------   -------      -----      --------    -------    -------
Net investment income (loss)...................    6,712     2,701        285        21,792      6,364        (48)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...................     (607)   (1,613)       (26)        1,505      1,093     (1,957)
 Net unrealized appreciation
  (depreciation) during the period.............    6,100    (1,753)      (147)      (13,928)     4,719      1,888
                                                 -------   -------      -----      --------    -------    -------
Net realized and unrealized gain
 (loss) on investments.........................    5,493    (3,366)      (173)      (12,423)     5,812        (69)
                                                 -------   -------      -----      --------    -------    -------
Net increase (decrease) in net assets
 resulting from operations.....................  $12,205   $  (665)     $ 112      $  9,369    $12,176    $  (117)
                                                 =======   =======      =====      ========    =======    =======

___________
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                                                                               Large Cap
                                                                                                              Aggressive
                                                                                      Clifton Enhanced US       Growth
                                                       High Yield Bond Subaccount      Equity Subaccount      Subaccount
                                                       ---------------------------   ---------------------   -------------
                                                          2000       1999    1998*      2000       1999**       2000***
                                                       ----------  --------  -----   ----------   ---------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................  $  84,101   $ 3,011   $  50         --          --       $  36
 Outside Trusts......................................         --        --      --    $ 3,328      $1,435          --
 Interest income on policy loans.....................         --        --      --         --          --          --
                                                       ---------   -------   -----    -------      ------       -----
Total investment income..............................     84,101     3,011      50      3,328       1,435          36
Expenses:
 Mortality and expense risks.........................      5,409       220       2        138          61           6
                                                       ---------   -------   -----    -------      ------       -----
Net investment income................................     78,692     2,791      48      3,190       1,374          30
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................    (12,114)     (396)   (108)       302          11          (8)
 Net unrealized appreciation
  (depreciation) during the period...................   (188,735)   (1,172)    (19)    (5,562)      1,285        (616)
                                                       ---------   -------   -----    -------      ------       -----
Net realized and unrealized gain
 (loss) on investments...............................   (200,849)   (1,568)   (127)    (5,260)      1,296        (624)
                                                       ---------   -------   -----    -------      ------       -----
Net increase (decrease) in net assets
 resulting from operations...........................  $(122,157)  $ 1,223   $ (79)   $(2,070)     $2,670       $(594)
                                                       =========   =======   =====    =======      ======       =====


                                             Fundamental   Aim V.I.    Fidelity VIP   Fidelity VIP II
                                                Growth       Value        Growth        Contrafund
                                              Subaccount   Subaccount   Subaccount      Subaccount
                                             -----------  -----------  ------------  -----------------
                                               2000***      2000***      2000***          2000***
                                             -----------  -----------  ------------  -----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........ $ 1,361      $   241           --              --
 Outside Trusts..............................      --           --           --              --
 Interest income on policy loans.............      --           --           --              --
                                              -------      -------        -----           -----
Total investment income......................   1,361          241           --              --
Expenses:
 Mortality and expense risks.................      10           11        $   6           $  12
                                              -------      -------        -----           -----
Net investment income (loss).................   1,351          230           (6)            (12)
Net realized and unrealized
 (loss) on investments:
 Net realized (losses).......................     (10)         (11)          (7)             (4)
 Net unrealized
    (depreciation) during the period.........  (1,226)      (1,068)        (525)           (366)
                                              -------       -------        -----           -----
Net realized and unrealized
 (loss) on investments.......................  (1,236)      (1,079)        (532)           (370)
                                              -------      -------        -----           -----
Net increase (decrease) in net assets
 resulting from operations................... $   115      $  (849)       $(538)          $(382)
                                              =======      =======        =====           =====

______________
*   From May 1, 1998 (commencement of operations).
**  From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                                            Janus Aspen  Janus Aspen
                                                              Global      Worldwide        MFS New
                                                            Technology     Growth      Discovery Series
                                                            Subaccount   Subaccount       Subaccount
                                                            -----------  -----------  ------------------
                                                             2000****     2000****         2000***
                                                            -----------  -----------  ------------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................       --          --              --
 Outside Trust.............................................  $    24       $   1              --
 Interest income on policy loans...........................       --          --              --
                                                             -------       -----            ----
Total investment income....................................       24           1              --
Expenses:
 Mortality and expense risks...............................        8           8            $ 19
                                                             -------       -----            ----
Net investment income (loss)...............................       16          (7)            (19)
Net realized and unrealized gain (loss) on investments:
 Net realized (losses).....................................      (99)        (71)             (7)
 Net unrealized appreciation (depreciation) during the
  period...................................................   (1,649)       (717)            197
                                                             -------       -----            ----
Net realized and unrealized gain
 (loss) on investments.....................................   (1,748)       (788)            190
                                                             -------       -----            ----
Net increase (decrease) in net assets resulting
 from operations...........................................  $(1,732)      $(795)           $171
                                                             =======       =====            ====

___________
 *** From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,


                                                   Large Cap Growth Subaccount                   Active Bond Subaccount
                                             ----------------------------------------   -------------------------------------------
                                                 2000          1999          1998           2000           1999           1998
                                             -------------  ------------  ------------  --------------  ------------  -------------
Increase (decrease) in net assets from
  operations:
  Net investment income..................    $  6,287,826   $ 6,329,395   $ 2,820,359   $   5,332,953   $ 5,481,982    $ 5,578,813
  Net realized gains (losses)............       1,809,410     1,146,308       433,509      (1,058,175)     (388,883)      (142,628)
  Net unrealized appreciation
  (depreciation) during the period.......     (17,039,660)      320,087     4,558,660       3,862,398    (5,439,148)      (102,600)
                                             ------------   -----------   -----------   -------------   -----------    -----------
Net increase (decrease) in net assets
  resulting from operations..............      (8,942,424)    7,795,790     7,812,528       8,137,176      (346,049)     5,333,585
From policyholder transactions:
  Net premiums from policyholders........      16,225,070    10,950,682     6,922,934      26,218,788    11,668,600     10,038,753
  Net benefits to policyholders..........      (8,421,666)   (5,776,293)   (3,869,320)    (17,903,281)   (7,543,864)    (7,974,328)
  Net increase in policy loans...........         407,961            --            --         620,295            --             --
                                             ------------   -----------   -----------   -------------   -----------    -----------
Net increase in net assets resulting from
  policyholder transactions..............       8,211,365     5,174,389     3,053,614       8,935,802     4,124,736      2,064,425
                                             ------------   -----------   -----------   -------------   -----------    -----------
Net increase (decrease) in net assets....        (731,059)   12,970,179    10,866,142      17,072,978     3,778,687      7,398,010
Net assets at beginning of period........      44,028,437    31,058,258    20,192,116      80,889,582    77,110,895     69,712,885
                                             ------------   -----------   -----------   -------------   -----------    -----------
Net assets at end of period..............    $ 43,297,378   $44,028,437   $31,058,258   $  97,962,560   $80,889,582    $77,110,895
                                             ============   ===========   ===========   =============   ===========    ===========

                                                  International Equity Index Subaccount         Small Cap Growth Subaccount
                                                 ----------------------------------------  --------------------------------------
                                                    2000           1999          1998          2000          1999        1998
                                                 ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..................  $   322,155   $   200,569   $   734,599   $   581,967   $  527,624    $   (8,233)
 Net realized gains............................       76,586        62,140        52,891       159,388       48,210        21,741
 Net unrealized appreciation (depreciation)
  during the
  period.......................................   (1,706,468)    1,295,768        13,239    (2,654,137)   1,125,829       204,674
                                                 -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................   (1,307,727)    1,558,477       800,729    (1,912,782)   1,701,663       218,182
From policyholder transactions:
 Net premiums from policyholders...............    2,208,528     1,634,643     1,489,281     4,738,730    1,398,160       891,480
 Net benefits to policyholders.................   (1,307,479)   (1,119,500)   (1,357,312)     (956,063)    (390,180)     (269,586)
 Net increase in policy loans..................      110,023            --            --            --           --            --
                                                 -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions.....................    1,011,072       515,143       141,969     3,782,667    1,007,980       621,894
                                                 -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets..........     (296,655)     2073,620       942,698     1,869,885    2,709,643       840,076
Net assets at beginning of period..............    7,180,994     5,107,374     4,164,676     4,511,934    1,802,291       962,215
                                                 -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period....................  $ 6,884,339   $ 7,180,994   $ 5,107,374   $ 6,381,819   $4,511,934    $1,802,291
                                                 ===========   ===========   ===========   ===========   ==========    ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,


                                             Global Balanced Subaccount                   Mid Cap Growth Subaccount
                                           --------------------------------  ------------------------------------------------------
                                             2000       1999        1998            2000                1999              1998
                                           ---------  ----------  ---------  ------------------  -----------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................   $  7,198   $  15,944   $ 11,414   $       2,182,817   $      1,338,175    $     125,061
 Net realized gains (losses)............     (3,641)      1,061      1,050           1,892,763            420,826           26,192
 Net unrealized appreciation
  (depreciation) during the period......    (21,945)     (8,559)    12,294         (11,690,290)         4,283,452          193,946
                                           --------   ---------   --------   -----------------   ----------------    -------------
Net increase (decrease) in net assets
 resulting from operations..............    (18,388)      8,446     24,758          (7,614,710)         6,042,453          345,199
From policyholder transactions:
 Net premiums from policyholders........     75,380     115,573    150,466          13,112,643          7,041,199          772,359
 Net benefits to policyholders..........    (83,639)   (133,983)   (50,204)         (4,430,561)          (947,660)        (211,806)
Net increase (decrease) in policy
 loans..................................         --          --         --                  --                 --               --
                                           --------   ---------   --------   -----------------   ----------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................     (8,259)    (18,410)   100,262           8,682,082          6,093,539          560,553
                                           --------   ---------   --------   -----------------   ----------------    -------------
Net increase (decrease) in net assets...    (26,647)     (9,964)   125,020           1,067,372         12,135,992          905,752
Net assets at beginning of period.......    200,368     210,332     85,312          13,609,574          1,473,582          567,830
                                           --------   ---------   --------   -----------------   ----------------    -------------
Net assets at end of period.............   $173,721   $ 200,368   $210,332   $      14,676,946   $     13,609,574    $   1,473,582
                                           ========   =========   ========   =================   ================    =============

                                                   Large Cap Value Subaccount                  Money Market Subaccount
                                             ---------------------------------------  --------------------------------------------
                                                2000          1999          1998          2000           1999            1998
                                             ------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income..................     $   693,327   $   474,149   $  169,876   $  1,290,563   $  1,143,104    $  2,139,937
 Net realized gains (losses)............         (47,306)      123,242       68,953             --             --              --
 Net unrealized appreciation
  (depreciation) during the period......         854,807      (499,454)      64,132             --             --              --
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase in net assets
 resulting from operations..............       1,500,828        97,937      302,961      1,290,563      1,143,104       2,139,937
From policyholder transactions:
 Net premiums from policyholders........       7,024,748     5,449,922    2,321,440     26,609,851     16,733,655      55,692,824
 Net benefits to policyholders..........      (1,798,175)   (1,059,147)    (528,449)   (22,265,301)   (46,642,184)    (22,850,788)
 Net increase (decrease) in policy
  loans.................................              --            --           --         77,509             --        (198,682)
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................       5,226,573     4,390,775    1,792,991      4,422,059    (29,908,529)     32,643,354
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase (decrease) in net assets...       6,727,401     4,488,712    2,095,932      5,712,622    (28,765,425)     34,783,291
Net assets at beginning of period.......       8,268,787     3,774,075    1,678,123     20,503,106     49,268,531      14,485,240
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net assets at end of period.............     $14,990,188   $ 8,262,787   $3,774,075   $ 26,215,728   $ 20,503,106    $ 49,268,531
                                             ===========   ===========   ==========   ============   ============    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                       Mid Cap Value Subaccount             Small/ Mid Cap Growth Subaccount
                                                 --------------------------------------  -----------------------------------------
                                                    2000         1999          1998          2000          1999           1998
                                                 -----------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income...................        $  824,979   $     2,457   $   19,063   $   570,559   $   810,295    $    66,339
 Net realized gains (losses).............           (47,013)     (547,518)      74,634      (136,669)       16,952         33,249
 Net unrealized appreciation
  (depreciation) during the period.......           853,987       657,486     (944,401)       (2,663)     (590,295)       126,465
                                                 ----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............         1,631,953       112,425     (850,704)      431,227       236,952        226,053
From policyholder transactions:
 Net premiums from policyholders.........         2,895,543     2,086,192    5,639,732     1,474,342     1,533,102      1,812,713
 Net benefits to policyholders...........          (830,119)   (3,546,814)    (775,357)   (1,536,191)   (1,200,248)    (1,214,489)
 Net increase (decrease) in policy loans.                --            --           --            --            --             --
                                                 ----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions         2,065,424    (1,460,622)   4,864,375       (61,849)      332,854        598,224
                                                 ----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets....         3,697,377    (1,348,197)   4,013,671       369,378       569,806        824,277
Net assets at beginning of period........         4,701,632     6,049,829    2,036,158     5,486,044     4,916,238      4,091,961
                                                 ----------   -----------   ----------   -----------   -----------    -----------
Net assets at end of period..............        $8,399,009   $ 4,701,632   $6,049,829   $ 5,855,422   $ 5,486,044    $ 4,916,238
                                                 ==========   ===========   ==========   ===========   ===========    ===========

                                                  Real Estate Equity Subaccount                Growth & Income Subaccount
                                             ----------------------------------------  -------------------------------------------
                                                2000          1999          1998           2000           1999            1998
                                             ------------  ------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income...................    $   465,264   $   255,391   $   327,346   $ 44,427,885   $ 35,556,691    $ 26,835,871
 Net realized gains (losses).............       (159,205)     (168,994)      158,205     18,300,286      5,502,422       3,223,935
 Net unrealized appreciation
  (depreciation) during the period.......        919,904      (220,380)   (1,546,717)   (96,829,044)     2,405,417      32,918,552
                                             -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations...............      1,225,963      (133,983)   (1,061,166)   (34,100,873)    43,464,530      62,978,358
From policyholder transactions:
 Net premiums from policyholders.........      1,762,038       968,627     3,382,263     31,462,247     34,593,082      35,108,834
 Net benefits to policyholders...........     (1,130,179)   (2,335,552)   (1,663,696)   (71,685,409)   (34,650,911)    (29,649,984)
 Net increase (decrease) in policy loans.        114,851            --        (1,103)     1,310,472             --       3,672,137
                                             -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions        746,710    (1,366,925)    1,717,464    (38,912,690)       (57,829)      9,130,987
                                             -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets....      1,972,673    (1,500,908)      656,298    (73,013,563)    43,406,701      72,109,345
Net assets at beginning of period........      4,030,100     5,531,008     4,874,710    340,500,097    297,093,396     224,984,051
                                             -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period..............    $ 6,002,773   $ 4,030,100   $ 5,531,008   $267,486,534   $340,500,097    $297,093,396
                                             ===========   ===========   ===========   ============   ============    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                            Managed Subaccount                 Short-Term Bond Subaccount
                                                ------------------------------------------   --------------------------------
                                                    2000           1999           1998         2000       1999         1998
                                                -------------  -------------  -------------  ---------  ----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income......................    $ 11,092,640   $ 10,302,317   $  9,624,999   $ 15,494   $  14,042    $ 24,670
 Net realized gains (losses)................       1,551,519        996,546        791,245     (2,287)     (8,638)        265
 Net unrealized appreciation
  (depreciation) during the period..........     (12,278,637)    (2,108,530)     6,629,458      6,756      (2,442)     (4,247)
                                                ------------   ------------   ------------   --------   ---------    --------
Net increase in net assets resulting
  from operations...........................         365,522      9,190,333     17,045,702     19,963       2,962      20,688
From policyholder transactions:
 Net premiums from policyholders............      12,192,565     13,430,282     13,116,210    167,135     109,732     420,697
 Net benefits to policyholders..............     (19,842,234)   (14,305,859)   (14,539,301)   (69,043)   (370,270)    (71,999)
 Net increase in policy loans...............         630,955             --      1,134,137         --          --          --
                                                ------------   ------------   ------------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions...............................      (7,018,714)      (875,577)      (288,954)    98,092    (260,538)    348,698
                                                ------------   ------------   ------------   --------   ---------    --------
Net increase (decrease) in net assets.......      (6,653,192)     8,314,756     16,756,748    118,055    (257,576)    369,386
Net assets at beginning of period...........     119,129,419    110,814,663     94,057,915    238,913     496,489     127,103
                                                ------------   ------------   ------------   --------   ---------    --------
Net assets at end of period.................    $112,476,227   $119,129,419   $110,814,663   $356,968   $ 238,913    $496,489
                                                ============   ============   ============   ========   =========    ========


                                                  Small Cap Equity Subaccount         International Opportunities Subaccount
                                              -------------------------------------  ----------------------------------------
                                                  2000         1999         1998         2000          1999           1998
                                              -----------  -----------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income.....................   $  297,508   $   61,905   $      822   $   564,716   $   223,214    $   11,862
 Net realized gains (losses)...............     (110,857)     (33,134)      29,257       348,813       155,412        33,474
 Net unrealized appreciation (depreciation)
  during the period........................     (668,463)    (148,401)    (105,331)   (2,497,504)      387,412       272,314
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations.................     (481,812)    (119,630)     (75,252)   (1,583,975)      766,038       317,650
From policyholder transactions:
 Net premiums from policyholders...........    1,608,648    1,483,922    1,644,666     9,284,275     2,354,681     3,814,201
 Net benefits to policyholders.............     (452,404)    (447,402)    (270,585)     (469,272)   (3,673,500)     (339,134)
 Net increase (decrease) in policy loans...           --           --           --            --            --            --
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..    1,156,242    1,036,520    1,374,081     8,815,003    (1,318,819)    3,475,067
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets......      674,430      916,890    1,298,829     7,231,028      (552,781)    3,792,717
Net assets at beginning of period..........    3,467,392    2,550,502    1,251,673     3,628,943     4,181,724       389,007
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net assets at end of period................   $4,141,822   $3,467,392   $2,550,502   $10,859,971   $ 3,628,943    $4,181,724
                                              ==========   ==========   ==========   ===========   ===========    ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                              Equity Index Subaccount                Global Bond Subaccount
                                                     ---------------------------------------  -----------------------------------
                                                         2000          1999          1998         2000        1999         1998
                                                     ------------  ------------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income...........................    $ 2,141,880   $   529,375   $  158,126   $   57,408   $  33,778    $ 17,649
 Net realized gains (losses).....................        485,643       271,978      443,879      (14,302)       (151)      3,991
 Net unrealized appreciation
  (depreciation) during the period...............     (8,035,375)    1,282,937      585,673       63,359     (52,953)      4,308
                                                     -----------   -----------   ----------   ----------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations................     (5,407,852)    2,084,290    1,187,678      106,465     (19,326)     25,948
From policyholder transactions:
 Net premiums from policyholders.................     43,728,519     6,697,385    4,822,053      396,099     696,619     381,024
 Net benefits to policyholders...................     (2,630,030)   (1,623,429)    (885,493)    (192,421)   (317,999)    (83,865)
 Net increase (decrease) in policy loans.........             --            --           --           --          --          --
                                                     -----------   -----------   ----------   ----------   ---------    --------
Net increase in net assets resulting from
 policyholder transactions.......................     41,098,489     5,073,956    3,936,560      203,678     378,620     297,159
                                                     -----------   -----------   ----------   ----------   ---------    --------
Net increase  in net assets......................     35,690,637     7,158,246    5,124,238      310,143     359,294     323,107
Net assets at beginning of period................     14,406,079     7,247,833    2,123,595      829,718     470,424     147,317
                                                     -----------   -----------   ----------   ----------   ---------    --------
Net assets at end of period......................    $50,096,716   $14,406,079   $7,247,833   $1,139,861   $ 829,718    $470,424
                                                     ===========   ===========   ==========   ==========   =========    ========

                                                                                                 Brandes International Equity
                                                             Turner Core Growth Subaccount                Subaccount
                                                            --------------------------------  ----------------------------------
                                                               2000        1999       1998        2000        1999       1998
                                                            ----------  ---------  ---------  -----------  ---------  ----------
Increase (decrease) in net assets from operations:
 Net investment income...........................           $  50,617   $ 18,189   $  1,666   $   87,962   $ 14,188    $ 13,286
 Net realized gains..............................              20,969     26,736      2,780       13,902     11,526         600
 Net unrealized appreciation (depreciation)
  during the period..............................            (120,040)    23,628     22,686      (35,201)   122,734       8,581
                                                            ---------   --------   --------   ----------   --------    --------
Net increase (decrease) in net assets resulting
 from operations..................................            (48,454)    68,553     27,132       66,663    148,448      22,467
From policyholder transactions:
 Net premiums from policyholders.................             192,556    109,802     39,070      616,308    152,629     141,892
 Net benefits to policyholders...................             (31,415)   (45,555)    (9,835)     (39,267)   (31,332)    (34,941)
 Net increase (decrease) in policy loans.........                  --         --         --           --         --          --
                                                            ---------   --------   --------   ----------   --------    --------
 Net increase in net assets resulting from
  policyholder transactions......................             161,141     64,247     29,235      577,041    121,297     106,951
                                                            ---------   --------   --------   ----------   --------    --------
Net increase in net assets.......................             112,687    132,800     56,367      643,704    269,745     129,418
Net assets at beginning of period................             257,807    125,007     68,640      525,502    255,757     126,339
                                                            ---------   --------   --------   ----------   --------    --------
Net assets at end of period......................           $ 370,494   $257,807   $125,007   $1,169,206   $525,502    $255,757
                                                            =========   ========   ========   ==========   ========    ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,

                                                     Frontier Capital Appreciation Subaccount     Emerging Markets Equity Subaccount
                                                     ----------------------------------------     ----------------------------------
                                                       2000           1999            1998           2000          1999        1998*
                                                     ---------     -----------     ----------     ----------     --------      -----
Increase (decrease) in net assets from operations:
 Net investment income (loss)....................... $ 130,136     $     8,771     $     (614)    $   58,591     $ 15,170      $  1
 Net realized gains (losses)........................    68,311         (59,550)        23,061         19,902        1,838        (1)
 Net unrealized appreciation (depreciation)
  during the period.................................  (175,994)         89,369           (840)      (571,486)      92,713       (48)
                                                     ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets resulting
  from operations...................................    22,453          38,590         21,607       (492,993)     109,721       (48)
From policyholder transactions:
 Net premiums from policyholders....................   219,803         103,675      2,465,299      1,133,676      336,277       784
 Net benefits to policyholders......................  (179,523)     (2,221,410)      (227,386)      (337,143)      (8,915)       (7)
 Net increase in policy loans.......................        --              --             --             --           --        --
                                                     ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets resulting
  from policyholder transactions....................    40,280      (2,117,735)     2,237,913        796,533      327,362       777
                                                     ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets...............    62,733      (2,079,145)     2,259,520        303,540      437,083       729
Net assets at beginning of period...................   453,983       2,533,128        273,608        437,812          729        --
                                                     ---------     -----------     ----------     ----------     --------      ----
Net assets at end of period......................... $ 516,716     $   453,983     $2,533,128     $  741,352     $437,812      $729
                                                     =========     ===========     ==========     ==========     ========      ====

                                                                        Bond Index Subaccount         Small/Mid Cap CORE Subaccount
                                                                    -----------------------------   --------------------------------
                                                                      2000       1999      1998*      2000        1999        1998*
                                                                    --------   --------   -------   --------    --------    --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................    $  6,712   $  2,701   $   285   $ 21,792    $  6,364    $   (48)
 Net realized gains (losses)....................................        (607)    (1,613)      (26)     1,505       1,093     (1,957)
 Net unrealized appreciation (depreciation)
  during the period.............................................       6,100     (1,753)     (147)   (13,928)      4,719      1,888
                                                                    --------   --------   -------   --------    --------    -------
Net increase (decrease) in net assets resulting from
  operations....................................................      12,205       (665)      112      9,369      12,176       (117)
From policyholder transactions:
 Net premiums from policyholders................................     196,240     80,921    16,730    479,768      44,493     52,673
 Net benefits to policyholders..................................     (16,742)   (20,596)   (2,293)    (6,951)    (12,003)   (19,857)
 Net increase in policy loans...................................          --         --        --         --          --         --
                                                                    --------   --------   -------   --------    --------    -------
Net increase in net assets resulting from policyholder
  transactions..................................................     179,498     60,325    14,437    472,817      32,490     32,816
                                                                    --------   --------   -------   --------    --------    -------
Net increase in net assets......................................     191,703     59,660    14,549    482,186      44,666     32,699
Net assets at beginning of period...............................      74,209     14,549        --     77,365      32,699         --
                                                                    --------   --------   -------   --------    --------    -------
Net assets at end of period.....................................    $265,912   $ 74,209   $14,549   $559,551    $ 77,365    $32,699
                                                                    ========   ========   =======   ========    ========    =======

_____________
 * From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                       Years and periods ended December 31,

                                                          High Yield Bond Subaccount        Clifton Enhanced US Equity Subaccount
                                                       --------------------------------     -------------------------------------
                                                          2000       1999       1998*             2000                 1999**
                                                       ----------   -------   ---------     ----------------      ---------------
Increase (decrease) in net assets from operations:
 Net investment income..............................   $   78,692   $ 2,791   $      48         $ 3,190              $ 1,374
 Net realized gains (losses)........................      (12,114)     (396)       (108)            302                   11
 Net unrealized appreciation (depreciation)
  during the period.................................     (188,735)   (1,172)        (19)         (5,562)               1,285
                                                       ----------   -------   ---------         -------              -------
Net increase (decrease) in net assets resulting
 from operations....................................     (122,157)    1,223         (79)         (2,070)               2,670
From policyholder transactions:
 Net premiums from policyholders....................    1,514,684    69,375     108,274          16,541               15,505
 Net benefits to policyholders......................      (88,711)       --    (102,742)         (9,351)                  --
 Net increase in policy loans.......................           --        --          --              --                   --
                                                       ----------   -------   ---------         -------              -------
Net increase in net assets resulting from
 policyholder transactions..........................    1,425,973    69,375       5,532           7,190               15,505
                                                       ----------   -------   ---------         -------              -------
Net increase in net assets..........................    1,303,816    70,598       5,453           5,120               18,175
Net assets at beginning of period...................       76,051     5,453          --          18,175                   --
                                                       ----------   -------   ---------         -------              -------
Net assets at end of period.........................   $1,379,867   $76,051   $   5,453         $23,295              $18,175
                                                       ==========   =======   =========         =======              =======

                                                       Large Cap
                                                       Aggressive  Fundamental    AIM V.I.   Fidelity VIP
                                                         Growth       Growth       Value        Growth        Fidelity VIP II
                                                       Subaccount  Subaccount    Subaccount   Subaccount    Contrafundsubaccount
                                                       ----------  ------------  ----------  ------------  ----------------------
                                                        2000***      2000***      2000***      2000***            2000***
                                                       ----------  ------------  ----------  ------------  ----------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................  $     30    $     1,351   $    230    $     (6)       $        (12)
 Net realized (losses)................................        (8)           (10)       (11)         (7)                 (4)
 Net unrealized (depreciation) during the period......      (616)        (1,226)    (1,068)       (525)               (366)
                                                        --------    -----------   --------    --------        ------------
Net increase (decrease) in net assets resulting
 from operations......................................      (594)           115       (849)       (538)               (382)
From policyholder transactions:
 Net premiums from policyholders......................     2,528      9,264,914     12,213       5,160              13,880
 Net benefits to policyholders........................        --     (9,251,776)    (6,072)       (394)             (6,991)
 Net increase in policy loans.........................        --             --         --          --                  --
                                                        --------    -----------   --------    --------        ------------
Net increase in net assets resulting from
 policyholder transactions............................     2,528         13,138      6,141       4,766               6,889
                                                        --------    -----------   --------    --------        ------------
Net increase in net assets............................     1,934         13,253      5,292       4,228               6,507
Net assets at beginning of period.....................        --             --         --          --                  --
                                                        --------    -----------   --------    --------        ------------
Net assets at end of period...........................  $  1,934    $    13,253   $  5,292    $  4,228        $      6,507
                                                        ========    ===========   ========    ========        ============

---------
  * From May 1, 1998 (commencement of operations).
 ** From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,

                                                               Janus Aspen       Janus Aspen           MFS New
                                                            Global Technical   Worldwide Growth       Discovery
                                                               Subaccount         Subaccount      Series Subaccount
                                                            -----------------  ----------------  -------------------
                                                                2000****           2000****            2000***
                                                            -----------------  ----------------  -------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..............................     $    16            $   (7)            $    (19)
 Net realized (losses).....................................         (99)              (71)                  (7)
 Net unrealized appreciation (depreciation) during
  the period...............................................      (1,649)             (717)                 197
                                                                -------            ------             --------
Net increase (decrease) in net assets resulting from
 operations................................................      (1,732)             (795)                 171
From policyholder transactions:
 Net premiums from policyholders...........................       5,487             5,929               37,394
 Net benefits to policyholders.............................          --              (470)             (18,758)
 Net increase in policy loans..............................          --                --                   --
                                                                -------            ------             --------
Net increase in net assets resulting from policyholder
 transactions..............................................       5,487             5,459               18,636
                                                                -------            ------             --------
Net increase in net assets.................................       3,755             4,664               18,807
Net assets at  beginning of period.........................          --                --                   --
                                                                -------            ------             --------
Net assets at end of period................................     $ 3,755            $4,664             $ 18,807
                                                                =======            ======             ========

---------
 *** From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.  Organization

John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMVLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-four subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or Outside Trust. New subaccounts may be added as new Funds are added to the Trust or to Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-four Funds of the Trust and Outside Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series subaccounts. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3.  Transactions with Affiliates

JHVLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO or the Fund.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of Outside Trusts at December 31, 2000 were as follows:


Subaccount                    Shares Owned      Cost          Value
--------------------------------------------------------------------------------
Large Cap Growth                2,134,279   $ 49,726,695   $ 40,309,354
Active Bond                     9,220,332     89,132,947     87,068,487
International Equity Index        418,581      7,018,825      6,443,455
Small Cap Growth                  469,884      7,618,520      6,381,819
Global Balanced                    18,730        195,343        173,721
Mid Cap Growth                    940,768     21,821,280     14,676,946
Large Cap Value                 1,042,527     14,485,880     14,990,188
Money Market                    2,396,674     23,979,125     23,979,125
Mid Cap Value                     573,188      7,672,317      8,399,009
Small/Mid Cap Growth              427,288      6,411,225      5,855,422
Real Estate Equity                410,488      5,654,057      5,654,199
Growth & Income                16,464,612    264,186,266    233,488,134
Managed                         7,151,246    101,360,593     98,868,851
Short-Term Bond                    36,191        357,048        356,968
Small Cap Equity                  453,079      5,074,119      4,141,822
International Opportunities       916,359     12,702,732     10,859,971
Equity Index                    2,839,312     56,110,489     50,096,716
Global Bond                       109,624      1,123,879      1,139,861
Turner Core Growth                 21,099        436,949        370,494
Brandes International Equity       78,208      1,075,621      1,169,206
Frontier Capital
Appreciation                       29,955        570,395        516,716
Emerging Markets              110,662,958      1,220,174        741,352
Bond Index                         27,296        261,716        265,912
Small/Mid Cap CORE                 57,007        566,872        559,551
High Yield Bond                   182,888      1,569,793      1,379,867
Clifton Enhanced U.S.
Equity                              1,427         27,572         23,295
Large Cap Aggressive
Growth                                203          2,550          1,934
Fundamental Growth                  1,059         14,479         13,253
AIM V.I. Value                        194          6,361          5,292
Fidelity VIP Growth                    97          4,753          4,228
Fidelity VIP II Contrafund            275          6,874          6,507
Janus Aspen Global
Technology                            573          5,404          3,755
Janus Aspen Worldwide
Growth                                127          5,380          4,664
MFS New Discovery Series            1,132         18,610         18,807

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Subaccounts of the Trust and of Outside Trusts during 2000 were as follows:


Subaccount                                Purchases       Sales
--------------------------------------------------------------------------------
Large Cap Growth                         $18,258,586   $ 4,179,799
Active Bond                               21,683,388     8,059,756
International Equity Inde                  1,819,131       600,051
Small Cap Growth                           4,728,339       363,705
Global Balanced                               73,877        74,938
Mid Cap Growth                            15,044,085     4,179,188
Large Cap Value                            8,324,134     2,404,233
Money Market                              25,074,870    19,446,917
Mid Cap Value                              3,589,187       698,784
Small/Mid Cap Growth                       1,603,684     1,094,974
Real Estate Equity                         1,807,284       703,801
Growth & Income                           57,305,890    53,160,381
Managed                                   15,768,185    12,350,769
Short-Term Bond                              168,738        55,151
Small Cap Equity                           1,883,002       429,250
International Opportunities               11,983,910     2,604,191
Equity Index                              46,207,986     2,967,617
Global Bond                                  456,473       195,388
Turner Core Growth                           260,382        48,624
Brandes International Equity                 707,500        42,497
Frontier Capital Appreciation                364,918       194,503
Emerging Markets                           1,122,971       267,846
Bond Index                                   332,405       146,196
Small/Mid Cap CORE                           504,485         9,875
High Yield Bond                            1,777,756       273,092
Clifton Enhanced U.S. Equity                  19,876         9,496
Large Cap Aggressive Growth                    2,611            52
Fundamental Growth                            14,558            69
AIM V.I. Value                                 6,455            83
Fidelity VIP Growth                            4,825            65
Fidelity VIP II Contrafund                     6,967            89
Janus Aspen Global Technology.                 5,776           273
Janus Aspen Worldwide Growth                   5,930           479
MFS New Discovery Series                      18,733           116

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:


                                            UV VLI Class #1                   UV VLI Class #2             UV MVL Class #3
                              --------------------------------------------------------------------------------------------------
                                Accumulation        Accumulation         Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                         Shares           Share Values            Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                  301,994               $   71                  --            --        47,403         $65.04
Active Bond                       301,994                   62             301,994       $ 62.65        19,396          26.01
International Equity Index        301,994                   23                  --            --        21,835          22.61
Small Cap Growth                       --                   --                  --            --        84,323          16.94
Global Balanced                        --                   --                  --            --         6,978          12.01
Mid Cap Growth                         --                   --                  --            --       150,842          22.69
Large Cap Value                        --                   --                  --            --        69,602          18.15
Money Market                      301,994                   33             301,994         33.36       149,377          19.12
Mid Cap Value                          --                   --                  --            --        81,913          17.95
Small/Mid Cap Growth                   --                   --                  --            --        27,289          21.50
Real Estate Equity                301,994                   29                  --            --        20,927          29.12
Growth & Income                   301,994                  162             301,994        162.20       134,966          58.85
Managed                           301,994                   46                  --            --        52,738          39.43
Short-Term Bond                        --                   --                  --            --         5,572          16.94
Small Cap Equity                       --                   --                  --            --        38,204          11.15
International Opportunities            --                   --                  --            --        34,841          13.75
Equity Index                           --                   --                  --            --       266,104          20.84
Global Bond                            --                   --                  --            --        23,292          13.54
Turner Core Growth                     --                   --                  --            --         4,834          23.25
Brandes International Equity           --                   --                  --            --        19,563          17.87
Frontier Capital Appreciation          --                   --                  --            --         2,760          22.59
Emerging Markets Equity                --                   --                  --            --        17,441           7.62
Bond Index                             --                   --                  --            --         5,016          11.49
Small/Mid Cap CORE                     --                   --                  --            --         3,381          11.19
High Yield Bond                        --                   --                  --            --        31,917           8.95
Clifton Enhanced US Equity             --                   --                  --            --         1,965          11.85
Large Cap Aggressive Growth            --                   --                  --            --            --             --
Fundamental Growth                     --                   --                  --            --            --             --
AIM V.I. Value                         --                   --                  --            --            --             --
Fidelity VIP Growth                    --                   --                  --            --            --             --
Fidelity VIP II Contrafund             --                   --                  --            --            --             --
Janus Aspen Global
Technology                             --                   --                  --            --            --             --
Janus Aspen Worldwide
Growth                                 --                   --                  --            --            --             --
MFS New Discovery Series               --                   --                  --            --            --             --

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets (continued)


                                           Uv Flex Class #4                 Uv Flex II Class #5           Uv Flex Class #9
                                ------------------------------------------------------------------------------------------------
                                Accumulation        Accumulation         Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                         Shares           Share Values            Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                   355,536              $65.04              27,727        $65.04        2,052          $28.09
Active Bond                      1,688,399               26.01              12,973         26.01           --           15.25
International Equity Index          151,89               22.61              11,943         22.61           --              --
Small Cap Growth                   240,785               16.94              35,289         16.94           --           17.00
Global Balanced                      3,671               12.01               3,495         12.01           --           12.05
Mid Cap Growth                     417,189               22.69              45,217         22.69           --           22.77
Large Cap Value                    681,933               18.15              44,769         18.15           --           18.22
Money Market                       639,493               19.12               9,562         19.12           --           13.91
Mid Cap Value                      325,982               17.95              30,538         17.95           --           18.01
Small/Mid Cap Growth               225,097               21.50               9,052         21.50           --           21.61
Real Estate Equity                 109,667               29.11               8,662         29.11           --           19.07
Growth & Income                  1,397,476               58.85              72,875         58.85        3,195           26.87
Managed                          1,120,465               39.43              34,455         39.42           --           20.90
Short-Term Bond                     14,895               13.94               3,097         13.94           --           14.01
Small Cap Equity                   290,429               11.15              26,171         11.15           --           11.19
International Opportunities        711,861               13.75              13,887         13.75        4,650           13.79
Equity Index                     1,994,107               20.84              71,508         20.84           --           20.91
Global Bond                         47,066               13.54               9,112         13.54           --           13.58
Turner Core Growth                  11,094               23.25                  --         23.25           --           25.11
Brandes International Equity        34,475               17.87                 525         17.87           --           17.72
Frontier Capital Appreciation       14,908               22.59                 275         22.59        4,318           24.40
Emerging Markets Equity             62,103                7.62               7,993          7.62           --            7.62
Bond Index                          17,515               11.49                 279         11.49          131           11.50
Small/Mid Cap CORE                  30,190               11.19               1,187         11.19          619           11.20
High Yield Bond                    119,207                8.95               2,037          8.95          150            8.96
Clifton Enhanced US Equity              --               11.85                  --         11.85           --           15.66
Large Cap Aggressive Growth             --                  --                  --            --           --            8.15
Fundamental Growth                      --                  --                  --            --           --           10.29
AIM V.I. Value                          --                  --                  --            --           --            8.43
Fidelity VIP Growth                     --                  --                  --            --           --            9.00
Fidelity VIP II Contrafund              --                  --                  --            --           --            9.64
Janus Aspen Global
Technology                              --                  --                  --            --           --            6.75
Janus Aspen Worldwide
Growth                                  --                  --                  --            --           --            8.33
MFS New Discovery Series                --                  --                  --            --           --           10.01

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets (continued)

                                   Uv Flex Class #7                   Uv Flex Class #8
                        --------------------------------------------------------------------
                        Accumulation        Accumulation         Accumulation   Accumulation
Subaccount                 Shares           Share Values            Shares      Share Values
--------------------------------------------------------------------------------------------
Large Cap Growth           19,225          $       27.90            15,279         $28.00
Active Bond                16,904                  15.14             5,716          15.20
International Equity
 Index                     16,614                  14.38             6,359          14.43
Small Cap Growth           13,382                  16.92             2,435          16.96
Global Balanced               306                  12.00                --          12.02
Mid Cap Growth             18,928                  22.66            13,296          22.72
Large Cap Value            16,837                  18.13            11,888          18.17
Money Market               39,349                  13.82            41,887          13.86
Mid Cap Value              25,905                  17.93               739          17.97
Small/Mid Cap Growth        5,259                  21.47             5,994          21.54
Real Estate Equity            994                  18.94                --          18.90
Growth & Income            76,640                  26.69            31,028          26.78
Managed                    18,772                  20.76            11,996          20.83
Short-Term Bond             1,913                  13.92                --          13.96
Small Cap Equity           14,147                  11.14             2,300          11.17
International
 Opportunities             15,888                  13.73             8,391          13.76
Equity Index               43,161                  20.82            28,088          20.87
Global Bond                 4,702                  13.52                --          13.55
Turner Core Growth             --                  24.98                --          25.05
Brandes International
 Equity                       723                  17.63            10.258          17.67
Frontier Capital
  Appreciation                 --                  24.46               225          24.34
Emerging Markets
 Equity                        --                   7.63             8,858           7.61
Bond Index                     --                  11.51               194          11.49
Small/Mid Cap CORE             --                  11.22            14,619          11.19
High Yield Bond                --                   8.97               829           8.95
Clifton Enhanced US
 Equity                        --                  15.69                --          15.64
Large Cap Aggressive
 Growth                        --                   8.15               238           8.14
Fundamental Growth             --                  10.30             1,288          10.29
AIM V.I. Value                 --                   8.43               628           8.42
Fidelity VIP Growth            --                   9.00               470           9.00
Fidelity VIP II
 Contrafund                    --                   9.65               675           9.64
Janus Aspen Global
 Technology                    --                   6.75               556           6.75
Janus Aspen Worldwide
 Growth                        --                   8.33               560           8.33
MFS New Discovery
 Series                        --                  10.02             1,879          10.01


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

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 Key Word or Phrase                                               Page
Account........................................................    33
account value..................................................    9
Additional Sum Insured.........................................    17
asset-based risk charge........................................    10
asset rebalancing..............................................    15
attained age...................................................    10
Basic Sum Insured..............................................    17
beneficiary....................................................    44
business day...................................................    33
changing Option A or B.........................................    20
changing the Total Sum Insured.................................    19
charges........................................................     9
Code...........................................................    40
contingent deferred sales charge...............................    11
cost of insurance rates........................................     9
date of issue..................................................    34
death benefit..................................................     5
deductions.....................................................     9
dollar cost averaging..........................................    15
expenses of the Series Funds...................................    11
fixed investment option........................................    33
full surrender.................................................    16
fund...........................................................     2
grace period...................................................     8
guaranteed death benefit feature...............................     7
Guaranteed Death Benefit Premium...............................     7
insurance charge...............................................     9
insured person.................................................     5
investment options.............................................     1
John Hancock...................................................    33
lapse..........................................................     7
loan...........................................................    16
loan interest..................................................    17
maximum premiums...............................................     6
Minimum Initial Premium........................................    34
minimum insurance amount.......................................    18
minimum premiums...............................................     6
modified endowment.............................................    41
monthly deduction date.........................................    35
Option A; Option B.............................................    17
option benefits charge.........................................    10
owner..........................................................     5
partial withdrawal.............................................    11
partial withdrawal charge......................................    16
payment options................................................    21
Planned Premium................................................     6
policy anniversary.............................................    34
policy year....................................................    34
premium; premium payment.......................................     5
premium sales charge...........................................     9
prospectus.....................................................     2
receive; receipt...............................................    23
reinstate; reinstatement.......................................     8
SEC............................................................     2
Separate Account UV............................................    33
Series Funds...................................................     2
Servicing Office...............................................     2
special loan account...........................................    17
subaccount.....................................................    33
surrender......................................................     5
surrender value................................................    16
Target Premium.................................................     9
tax considerations.............................................    40
telephone transactions.........................................    24
Total Sum Insured..............................................    17
transfers of account value.....................................    14
variable investment options....................................     1
we; us.........................................................    33
withdrawal.....................................................    16
withdrawal charges.............................................    11
you; your......................................................     5

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